As filed with the U.S. Securities and Exchange Commission on July 28, 2023

File No. 033-58041

File No. 811-07257

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 115	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 116	☒

SEI INSTITUTIONAL INVESTMENTS TRUST

(Exact Name of Registrant as Specified in Charter)

SEI Investments Company

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices)

(610) 676-1000 (Registrant's Telephone Number)

Timothy D. Barto

SEI Investments Company

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copy to:

Timothy W. Levin, Esq.
Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

Title of Securities Being Registered. .. .Units of Beneficial Interest

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on [date] pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on [date] pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate check the following box:

☐	This post-effective Amendment designates a new effective date for a previously filed post-effective Amendment.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion. Preliminary Prospectus Dated July 28, 2023

SEI INSTITUTIONAL INVESTMENTS TRUST

PROSPECTUS

AS OF SEPTEMBER 30, 2023

WORLD EQUITY EX-US FUND (WEUSX)

SCREENED WORLD EQUITY EX-US FUND (SSEAX)

CLASS A SHARES

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

FUND SUMMARY
WORLD EQUITY EX-US FUND	1
SCREENED WORLD EQUITY EX-US FUND	7
Purchase and Sale of Fund Shares	13
Tax Information	13
Payments to Broker-Dealers and Other Financial Intermediaries	13
MORE INFORMATION ABOUT INVESTMENTS	13
MORE INFORMATION ABOUT RISKS	14
Risk Information Common to the Funds	14
More Information About Principal Risks	14
GLOBAL ASSET ALLOCATION	23
MORE INFORMATION ABOUT THE FUNDS’ BENCHMARK INDEXES	24
INVESTMENT ADVISER	24
SUB-ADVISERS	25
Information About Fee Waivers	26
Sub-Advisers and Portfolio Managers	28
PURCHASING, EXCHANGING AND SELLING FUND SHARES	33
HOW TO PURCHASE FUND SHARES	34
Pricing of Fund Shares	35
Minimum Purchases	37
Frequent Purchases and Redemptions of Fund Shares	37
Foreign Investors	39
Customer Identification and Verification and Anti-Money Laundering Program	39
HOW TO EXCHANGE YOUR FUND SHARES	39
HOW TO SELL YOUR FUND SHARES	40
Receiving Your Money	40
Methods Used to Meet Redemption Obligations	40
Low Balance Redemptions	40
Suspension of Your Right to Sell Your Shares	40
Telephone Transactions	41
Unclaimed Property	41
DISTRIBUTION OF FUND SHARES	41
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	41
DIVIDENDS, DISTRIBUTIONS AND TAXES	41
Dividends and Distributions	41
Taxes	42
ADDITIONAL INFORMATION	44
FINANCIAL HIGHLIGHTS	46
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL INVESTMENTS TRUST	Back Cover

WORLD EQUITY EX-US FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	XX%
Total Annual Fund Operating Expenses	XX%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
World Equity Ex-US Fund — Class A Shares	$ XX	$ XX	$ XX	$ XX

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was XX% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies of various capitalization ranges. These securities may include common stocks, preferred stocks, depositary receipts, warrants, exchange-traded funds (ETFs) based on an international equity index and derivative instruments, principally futures and forward contracts, whose value is based on an international equity index or an underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. However, the Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund may also, to a lesser extent, invest in swaps on securities for risk management purposes or as part of its investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) Sub-Advisers with differing investment strategies to manage portions of the

Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). The Fund’s benchmark is the MSCI All Country World Ex-U.S. Net Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

One or more Sub-Advisers may implement a long/short equity investment strategy by investing in securities believed to offer capital appreciation opportunities while also attempting to take advantage of an anticipated decline in the price of a company. A long/short equity investment strategy takes (i) long positions with respect to investments that the Sub-Adviser believes to be undervalued relative to their potential increase in price, and (ii) short positions (including through derivative instruments, such as swaps) with respect to investments that the Sub-Adviser believes to be overvalued and likely to decrease in price. A long/short equity investment strategy seeks returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated.

The Sub-Advisers may seek to enhance the Fund’s return by actively managing the Fund’s foreign currency exposure. In managing the Fund’s currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using options, futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund’s currency exposure to foreign securities and mitigate the Fund’s overall risk.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Investment Style Risk — The risk that equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Derivatives Risk — The Fund’s use of futures contracts, forwards contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts, options and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S.

regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Long/Short Risk—The Fund seeks long exposure to certain financial instruments and short exposure to certain other financial instruments. There is no guarantee that the returns on the Fund's long or short positions will produce positive returns and the Fund could lose money if either or both the Fund's long and short positions produce negative returns.

Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten calendar years, and by showing how the Fund’s average annual returns for 1, 5 and 10 years, and since the Fund’s inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

2013	17.95%
2014	-2.65%
2015	-5.92%
2016	3.89%
2017	29.51%
2018	-15.99%
2019	23.75%
2020	14.60%
2021	7.33%
2022	XX%
Best Quarter:	Worst Quarter:
[19.84%]	[-23.54%]
[(6/30/20)]	[(3/31/20)]

The Fund’s total return from January 1, 2023 to June 30, 2023 was XX%.

Average Annual Total Returns (for the periods ended December 31, 2022)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

World Equity Ex-US Fund	1 Year	5 Years	10 Years	Since Inception (3/28/2005)
Return Before Taxes	XX%	XX%	XX%	XX%
Return After Taxes on Distributions	XX%	XX%	XX%	XX%
Return After Taxes on Distributions and Sale of Fund Shares	XX%	XX%	XX%	XX%
MSCI All Country World Ex-US Net Index Return (net of dividends) (reflects no deduction for fees or expenses)	XX%	XX%	XX%	XX%

Management

[Investment Adviser and Portfolio Manager.] SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Rich Carr, CFA Jason Collins	Since 2022 Since 2019	Portfolio Manager Portfolio Manager, Head of Sub-Advised Equity

[Sub-Advisers and Portfolio Managers.]

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Brendan O. Bradley, Ph.D. Ryan D. Taliaferro, Ph.D.	Since 2009 Since 2011	Executive Vice President, Chief Investment Officer Senior Vice President, Director, Equity Strategies
Allspring Global Investments, LLC	Dale Winner, CFA Venkateshwar (Venk) Lal	Since 2018 Since 2018	Lead Portfolio Manager Co-Portfolio Manager, Head of EverKey Investment Risk and Strategy
Delaware Investments Fund Advisers, a series of Macquarie Asset Management Business Trust	Jens Hansen Klaus Petersen, CFA Claus Juul Åsa Annerstedt Allan Saustrup Jensens, CFA, CAIA® Chris Gowlland, CFA	Since 2021 Since 2021 Since 2021 Since 2021 Since 2021 Since 2021

Managing Director, Chief Investment
Officer- Global Equity Team

Managing Director, Senior Portfolio Manager

Vice President, Portfolio Manager

Vice President, Portfolio Manager

Vice President, Portfolio Manager

Senior Vice President, Head of Equity Quantitative Research

Jupiter Asset Management Limited	Dermot Murphy Ben Whitmore	Since 2022 Since 2022	Lead Investment Manager Head of Strategy, Value Equities
Lazard Asset Management LLC	Louis Florentin-Lee Barnaby Wilson, CFA Robert Failla, CFA Paul Moghtader, CFA Susanne Willumsen Taras Ivanenko, CFA Peter Kashanek Alex Lai, CFA Ciprian Marin	Since 2021 Since 2021 Since 2021 Since 2023 Since 2023 Since 2023 Since 2023 Since 2023 Since 2023

Managing Director, Portfolio Manager/Analyst

Managing Director, Portfolio Manager/Analyst

Director, Portfolio Manager/Analyst

Managing Director, Portfolio Manager/Analyst

Managing Director, Portfolio Manager/Analyst

Managing Director, Portfolio Manager/Analyst

Managing Director, Portfolio Manager/Analyst

Managing Director, Portfolio Manager/Analyst

Managing Director, Portfolio Manager/Analyst

Pzena Investment Management, LLC	Caroline Cai, CFA Allison Fisch John Goetz	Since 2022 Since 2022 Since 2022	Managing Principal, Portfolio Manager, and Executive Committee member Principal and Portfolio Manager Managing Principal, Co-Chief Investment Officer, Portfolio Manager, and Executive Committee member

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 16 of this prospectus.

SCREENED WORLD EQUITY EX-US FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	XX%
Total Annual Fund Operating Expenses	XX%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Screened World Equity Ex-US Fund — Class A Shares	$ XX	$ XX	$ XX	$ XX

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was XX% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Screened World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies of various capitalization ranges. These securities may include common stocks, preferred stocks, depositary receipts, warrants, exchange-traded funds (ETFs) based on an international equity index, derivative instruments (principally futures and forward contracts) whose value is based on an international equity index or an underlying equity security or basket of equity securities and investment companies whose portfolios are designed to correlate with a portfolio of international equity securities.

The Fund will invest in securities of foreign issuers located in developed and emerging market countries, but will seek to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The Fund will also maintain an Anti-BDS approach. BDS refers to the Palestinian-led movement promoting boycotts, divestments and economic sanctions against Israel. The Fund will seek to avoid investing in companies identified as having adopted or implemented a BDS stance. This policy has been adopted to enable investment in the Fund by institutional investors that seek to support Israel or oppose the BDS movement in their investment implementation. This Fund policy is for the benefit of such noted investors and not meant as a formal representation of SEI's official corporate policy or position on the issue of BDS.

The Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund may also, to a lesser extent, invest in swaps on securities for risk management purposes or as part of its investment strategies. The Fund's benchmark is the MSCI All Country World Ex-U.S. Net Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment strategies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). Due to its investment strategy, the Fund may buy and sell securities frequently.

One or more Sub-Advisers may implement a long/short equity investment strategy by investing in securities believed to offer capital appreciation opportunities while also attempting to take advantage of an anticipated decline in the price of a company. A long/short equity investment strategy takes (i) long positions with respect to investments that the Sub-Adviser believes to be undervalued relative to their potential increase in price, and (ii) short positions (including through derivative instruments, such as swaps) with respect to investments that the Sub-Adviser believes to be overvalued and likely to decrease in price. A long/short equity investment strategy seeks returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated.

The Sub-Advisers may seek to enhance the Fund’s return by actively managing the Fund’s foreign currency exposure. In managing the Fund’s currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using derivatives, principally foreign currency forward contracts, options and futures. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund’s currency exposure to foreign securities and mitigate the Fund’s overall risk.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund’s social criteria. The Fund seeks to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. This includes companies that pay royalties, such as those on oil or mining, to these governments and companies that help provide a stable economic environment that supports the government in its oppressive policies by having substantial operations or customers in the country. The Sub-Advisers will rely on a list of issuers that have been identified by an independent compliance support organization when determining whether a company’s activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The list is developed using information gathered from a variety of sources, such as government agencies, trade journals, direct company contacts and industry and regional publications. The Adviser reserves the right to modify the Fund’s social criteria from time to time in response to world events. All social criteria may be changed without shareholder approval.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Social Investment Criteria Risk — The Fund’s portfolio is subject to certain social investment criteria, including its anti-BDS approach. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund’s social investment criteria may affect the Fund’s exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Investment Style Risk — The risk that equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Derivatives Risk — The Fund’s use of futures contracts, forwards contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below and market risk is described above. Many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts, options and swaps is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Long/Short Risk—The Fund seeks long exposure to certain financial instruments and short exposure to certain other financial instruments. There is no guarantee that the returns on the Fund's long or short positions will produce positive returns and the Fund could lose money if either or both the Fund's long and short positions produce negative returns.

Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten calendar years, and by showing how the Fund’s average annual returns for 1, 5 and 10 years, and since the Fund’s inception compare with those of a broad measure of market performance. The performance information shown is based on a full calendar year. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

2013	16.38%
2014	-3.52%
2015	-3.97%
2016	7.14%
2017	32.97%
2018	-15.01%
2019	24.81%
2020	16.54%
2021	9.30%
2022	XX%
Best Quarter:	Worst Quarter:
[19.32%]	[-22.98%]
[(6/30/20)]	[(3/31/20)]

The Fund’s total return from January 1, 2023 to June 30, 2023 was XX%.

Average Annual Total Returns (for the periods ended December 31, 2022)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Screened World Equity Ex-US Fund	1 Year	5 Years	10 Years	Since Inception (6/30/2008)
Return Before Taxes	XX%	XX%	XX%	XX%
Return After Taxes on Distributions	XX%	XX%	XX%	XX%
Return After Taxes on Distributions and Sale of Fund Shares	XX%	XX%	XX%	XX%
MSCI All Country World Ex-US Net Index Return (net of dividends) (reflects no deduction for fees or expenses)	XX%	XX%	XX%	XX%

Management

[Investment Adviser and Portfolio Manager. SEI Investments Management Corporation]

Portfolio Manager	Experience with the Fund	Title with Adviser
Rich Carr, CFA Jason Collins	Since 2022 Since 2019	Portfolio Manager Portfolio Manager, Head of Sub-Advised Equity

[Sub-Advisers and Portfolio Managers.]

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Brendan O. Bradley, Ph.D. Ryan D. Taliaferro, Ph.D.	Since 2015 Since 2015	Executive Vice President, Chief Investment Officer Senior Vice President, Director, Equity Strategies

Allspring Global Investments, LLC	Dale Winner, CFA Venkateshwar (Venk) Lal	Since 2020 Since 2020	Lead Portfolio Manager, EverKey Global Equity Co-Portfolio Manager, Head of EverKey Investment Risk and Strategy, EverKey Global Equity

Lazard Asset Management LLC	Louis Florentin-Lee Barnaby Wilson, CFA Robert Failla, CFA Paul Moghtader, CFA Susanne Willumsen Taras Ivanenko, CFA Peter Kashanek Alex Lai, CFA Ciprian Marin	Since 2021 Since 2021 Since 2021 Since 2023 Since 2021 Since 2023 Since 2023 Since 2023 Since 2023

Managing Director, Portfolio
Manager/Analyst

Managing Director, Portfolio
Manager/Analyst

Director, Portfolio Manager/Analyst

Managing Director, Portfolio
Manager/Analyst

Managing Director, Portfolio
Manager/Analyst

Managing Director, Portfolio
Manager/Analyst

Managing Director, Portfolio
Manager/Analyst

Managing Director, Portfolio
Manager/Analyst

Managing Director, Portfolio
Manager/Analyst

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 13 of this prospectus.

Purchase and Sale of Fund Shares

The Funds’ minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions or other SIMC advisory clients that have entered into an investment management agreement with SIMC or institutional investors, employee benefit plans and other similar entities purchasing through approved intermediaries); and (b) that your minimum initial investment must be $100,000, with minimum subsequent investments of $1,000, which may be waived at the discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds’ transfer agent (the Transfer Agent) or the Funds’ authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds are generally taxable and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, such as a bank, a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund’s assets are managed under the direction of SIMC and one or more Sub-Advisers, who manage portions of the Funds’ assets in a way that they believe will help each Fund achieve its goals. SIMC acts as “manager of managers” for the Funds and attempts to ensure that the Sub-Advisers comply with the Funds’ investment policies and guidelines.

This prospectus describes the Funds’ principal investment strategies. However, each Fund may also invest in other securities, use other strategies and engage in other investment practices. Each Fund has the ability to engage in securities lending, depending on market circumstances. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. Each Fund has the ability to engage in securities lending, depending on market circumstances. For temporary defensive or liquidity purposes during unusual economic or market conditions, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund’s objectives. In addition, for temporary defensive purposes, the Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC a Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. During such a time, a Fund may not achieve its investment goal. Although not expected to be a component of the Funds’ principal investment strategies, certain Funds may lend their securities to certain financial institutions in an attempt to earn additional income. Unless otherwise explicitly stated herein, the investment policies and restrictions of the Funds are not fundamental and may be changed by the Board, without shareholder approval.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in a Fund, just as you could with other investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund’s share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer’s home country. These various risks will be even greater for investments in emerging market countries where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following descriptions provide additional information about the principal risks of investing in the Funds:

Convertible Securities and Preferred Stocks — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or not rated and are subject to credit risk and prepayment risk, which are discussed below.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Funds to lose money. Credit quality risk is the risk of a decline in the credit quality of an issuer of a provider of credit support or a maturity-shortening structure for a security, which can cause the price of a security to decrease. Although the Funds primarily invest in investment grade securities, the Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (commonly referred to as junk bonds) (described above) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency — Taking active positions in currencies involves different techniques and risk analyses than the purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure, as well as incurring transaction costs. Passive investment in currencies may, to a lesser extent, also subject the Funds to these same risks. The value of the Funds’ investments may fluctuate in response to broader macroeconomic risks than if those Funds invested only in U.S. equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position prior to expiration. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease.

The Funds’ use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk, counterparty risk and tax risk. Credit risk is described above and leverage risk is described below. A Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Counterparty risk is the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivative contract, or a borrower of the Fund's securities is unable or unwilling to make timely settlement payments, return the Fund's margin or otherwise honor its obligations. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains or otherwise affect a Fund's ability to pay out dividends subject to preferential rates or the dividends received deduction, thereby increasing the amount of taxes payable by some shareholders. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside of the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Economic Risk of Global Health Events — The market value of a Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to a coronavirus (COVID-19). The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on a Fund’s performance.

Equity Market — Because certain Funds purchase equity securities, they are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility.

Exchange-Traded Products (ETPs) — The risks of owning interests of an ETP, such as an exchange-traded fund (ETF) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Extension — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

Foreign Investment/Emerging and Frontier Markets — A Fund may invest in foreign issuers, including issuers located in emerging and frontier market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. “Frontier market countries” are a subset of emerging market countries with even smaller national economies. Emerging market countries, and, to an even greater extent, frontier market countries, may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market and frontier market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market and frontier market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market and frontier market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Frontier countries are a subset of emerging market countries with even smaller national economies. The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses. In addition, the recent large-scale invasion of Ukraine by Russia and resulting responses, including economic sanctions by the U.S. and other countries against certain Russian individuals and companies could negatively impact the Funds' performance and cause losses on your investment in the Funds.

Forward Contracts — A forward contract, also called a “forward,” involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend in part on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. Although futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its brokerage firm as margin. If the Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC or the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Investment Company — The Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. The Funds may invest in affiliated funds including, for example, money market funds for reasons such as cash management or other purposes. In such cases, the Funds’ adviser and its affiliates will earn fees at both the Fund level and within the underlying fund with respect to the Fund’s assets invested in the underlying fund. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, a Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. See also, “Exchange-Traded Products (ETPs),” above.

Investment Style — Investment style risk is the risk that a Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as whole.

Large Capitalization — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. Rule 18f-4 under the 1940 Act requires, among other things, that a Fund either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based one of two value-at-risk (VaR) tests. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet the applicable requirements of the 1940 Act and the rules thereunder.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Long/Short Strategy—The Funds seek long exposure to certain financial instruments and short exposure to certain other financial instruments. There is no guarantee that the returns on the Funds' long or short positions will produce positive returns and the Funds could lose money if either or both the Funds' long and short positions produce negative returns. In addition, the Funds may gain enhanced long exposure to certain financial instruments (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

Market — Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Opportunity — A Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

Options — An option is a contract between two parties for the purchase and sale of the purchase a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of paying an entire premium in the call option without ever getting the opportunity to execute the option. The seller (writer) of a covered put (sell) option (e.g., the writer has a short position in the underlying security) will suffer a loss if the increase in the market price of the underlying security is greater than the premium received from the buyer of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of paying an entire premium in the put option without ever getting the opportunity to exercise the option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Portfolio Turnover — Due to its investment strategy, a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Funds' performance.

Securities Lending — Certain Funds may lend their securities to certain financial institutions in an attempt to earn additional income. Such Funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights, including voting rights, in the loaned securities during the term of the loan or delay in recovering loaned securities if the borrower fails to return them or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Short Sales — Short sales are transactions in which the Funds sell a security they do not own. To complete a short sale, the Funds must borrow the security to deliver to the buyer. The Funds are then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Funds, and the Funds will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Funds replace the borrowed security. In addition, until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Certain Funds’ investment strategies of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Funds’ share price and make the Funds’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Social Investment Criteria — The Screened World Equity Ex-US Fund’s portfolio is subject to certain social investment criteria, including its anti-BDS approach. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities, or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund’s social investment criteria may affect the Fund’s exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, counterparty risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to P-Notes.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act, which was signed into law on July 21, 2010, established a comprehensive new regulatory framework for swaps and security-based swaps. Key Dodd-Frank Act provisions relating to swaps and security-based swaps require rulemaking by the Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC), not all of which have been completed as of the date of this prospectus. Prior to the Dodd-Frank Act, the swaps and security-based swaps transactions generally occurred on a bilateral basis in the over-the-counter (OTC) market (so-called “bilateral OTC transactions”). Pursuant to the Dodd-Frank Act, some, but not all, swaps and security-based swaps transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms. Bilateral OTC transactions differ from exchange-traded or cleared swaps and security-based swaps in several respects. Bilateral OTC transactions are transacted directly between counterparties and not through an exchange (although they may be submitted for clearing with a clearing corporation). As bilateral OTC transactions are entered into directly with a counterparty, there is a risk of nonperformance by the counterparty as a result of its insolvency or otherwise. Under certain risk mitigation regulations adopted pursuant to the Dodd-Frank Act (commonly referred to as "Margin Rules"), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared transactions in swaps and security-based swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared transactions in swaps and security-based swaps for certain entities, which may include the Funds. In addition, clearing agencies may impose separate margin requirements for certain cleared transactions in swaps and security-based swaps.

Warrants — The Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such warrant.

GLOBAL ASSET ALLOCATION

The Funds and other funds managed by SIMC are used within global asset allocation strategies (Strategies) that SIMC constructs and maintains for certain clients (Strategy Clients). The Funds are designed in part to be used as a component within those Strategies. The degree to which a Strategy Client’s portfolio is invested in the particular market segments and/or asset classes represented by the Funds and other funds varies. SIMC believes that an investment in a portfolio of funds representing a range of asset classes as part of a Strategy may reduce the Strategy’s overall level of volatility.

Within the Strategies, SIMC periodically adjusts the target allocations among the Funds and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds and other funds. Because a significant portion of the assets in the Funds and other funds may be attributable to investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. Although reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could, in certain cases, have a detrimental effect on the Funds. Such detrimental effects could include: transaction costs, capital gains and other expenses resulting from an increase in portfolio turnover; and disruptions to the portfolio management strategy, such as foregone investment opportunities or the inopportune sale of securities to facilitate redemptions.

MORE INFORMATION ABOUT THE FUNDS’ BENCHMARK INDEXES

The following information describes the indexes referred to in the Performance Information sections of this prospectus.

The MSCI All Country World Ex-U.S. Net Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets, excluding the U.S.

The Funds are not the source of or owner of the trademarks, service marks and copyrights related to any of the indexes described above.

INVESTMENT ADVISER

SIMC, an SEC registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of June 30, 2023, SIMC had approximately $XX billion in assets under management.

The Funds are managed by SIMC and one or more Sub-Advisers. SIMC acts as a “manager of managers” of the Funds and, subject to the oversight of the Board of Trustees of the Trust (the Board), is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

— allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser);

— monitoring and evaluating each Sub-Adviser’s performance;

— overseeing the Sub-Advisers to ensure compliance with the Funds’ investment objectives, policies and restrictions; and

— monitoring each Sub-Adviser’s adherence to its investment style.

SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds’ shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Funds. The Board of Trustees supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

In accordance with a separate exemptive order that the Trust and SIMC have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market- generated returns is one of SIMC’s primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser’s performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC’s analysis of the manager’s particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager’s investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source Fund.

The following portfolio managers are primarily responsible for the management and oversight of the Funds as described above.

Rich Carr, CFA, serves as a Portfolio Manager for the World Equity Ex-US and Screened World Equity Ex-US Funds. Mr. Carr serves as a Portfolio Manager within SIMC's Investment Management Unit where he is responsible for the management of international developed markets equity funds. Previously, Mr. Carr was a Director on SEI's Manager Research team where he led the due diligence and selection process for SEI's equity fund management and separate account business. Prior to joining SEI, he worked at MFP Strategies where he managed the firm's investment process and was responsible for asset-class valuation research and investment manager due diligence. Before MFP Strategies, Mr. Carr worked for Brinker Capital where he was responsible for portfolio management and investment manager due diligence. He earned his Bachelor of Science in Finance and a minor in Economics from the University of Delaware. Mr. Carr is a CFA charterholder and a member of the CFA Institute and the CFA Society of Philadelphia.

Jason Collins serves as a Portfolio Manager for the World Equity Ex-US and Screened World Equity Ex-US Funds. Mr. Collins is Head of Sub-Advised Equity and the Head of the UK Investment Management Unit. In addition to lead portfolio management responsibility on various equity funds, Mr. Collins oversees resources and investment strategy for all equity portfolios. Prior to his current role, he served in a number of investment leadership roles at SEI and, before joining the firm, had gained significant experience in the fields of manager selection and portfolio management. Mr. Collins earned his Bachelor of Arts in financial services, with honors, from Bournemouth University and is a member of the CFA society.

[SUB-ADVISERS]

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within each Fund’s investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

[For the fiscal year or period ended May 31, 2023, SIMC received investment advisory fees, as a percentage of each Fund’s average daily net assets, at the following annual rates:]

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
World Equity Ex-US Fund	0.55%	XX%
Screened World Equity Ex-US Fund	0.65%	XX%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory and sub-advisory agreements is available in the Funds’ semi-annual report, which covers the period of June 1, 2022 to November 30, 2022, and the Funds’ annual report, which covers the period June 1, 2022 through May 31, 2023.

SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to certain products not included in this prospectus. SIMC has claimed on behalf of each Fund in accordance with CFTC Regulation 4.5 and other relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the CEA.

Information About Fee Waivers

The Funds’ actual total annual fund operating expenses for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds’ Adviser and/or the Funds’ administrator voluntarily waived and/or reimbursed a portion of its fees to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions and prime broker fees, taxes, costs associated with litigation or tax-related services, Trustees fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers of the Funds’ Adviser and Funds’ administrator are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The Funds’ Adviser and/or the Funds’ administrator may discontinue all or part of these waivers and/or reimbursements at any time. With these fee waivers, the Funds’ actual total annual fund operating expenses for the most recent fiscal year (ended May 31, 2023) were as follows:

Fund Name — Class A Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, Short Sale Expenses, and Reverse Repurchase Expenses)*
World Equity Ex-US Fund	XX %	XX %	XX %	XX %
Screened World Equity Ex-US Fund	XX %	XX %	XX %	XX %

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

[Sub-Advisers and Portfolio Managers]

WORLD EQUITY EX-US FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to Acadian. Brendan O. Bradley, Ph.D., Executive Vice President, Chief Investment Officer, serves as lead portfolio manager to the World Equity Ex-US Fund. Mr. Bradley joined Acadian in 2004 and has previously served as the firm’s director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian’s Managed Volatility strategies. He is a member of the Acadian Board of Managers and Executive Committee. Ryan D. Taliaferro, Ph.D., Senior Vice President, Director, Equity Strategies, serves as lead portfolio manager to the World Equity Ex-US Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing.

Allspring Global Investments, LLC: Allspring Global Investments, LLC (Allspring Investments), located at 525 Market Street, 12th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the World Equity Ex-US Fund. Allspring Investments is an affiliate of Allspring Funds Management, LLC and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. A team of investment professionals, led by Dale Winner, CFA, Lead Portfolio Manager, and Venkateshwar (Venk) Lal, Co-Portfolio Manager and Head of EverKey Investment Risk and Strategy, manages the portion of the World Equity Ex-US Fund's assets allocated to Allspring Investments. Mr. Winner currently serves as a Lead Portfolio Manager. He joined WFAM in 2012 from EverKey Global Partners, where he served as a founding partner since 2007 and was involved in both research (senior analyst/Europe) and portfolio management. Prior to joining EverKey, Dale served as senior vice president, portfolio manager, and research analyst with Templeton Global Advisors Limited. In addition, he served as the coordinator for the Global Financials team and had direct research responsibility for global diversified financials. At various times during his career at Templeton, Dale had research responsibilities for the global sectors of aerospace and defense, life insurance, engineering, and country/regional research coverage of Spain, Portugal, Eastern Europe, and Russia. Earlier in his career, he served as a trust officer at JP Morgan (Bahamas). Prior to this, he was a credit analyst at Mitsui Trust, London. He has been in the investment industry since 1987. Dale earned a bachelor’s degree in law from Reading University. He has earned the right to use the Chartered Financial Analyst (CFA) designation. Mr. Lal currently serves as Co-Portfolio Manager and Head of EverKey Investment Risk and Strategy. He joined WFAM in 2012 from EverKey Global Partners where he served as a founding partner and head of risk and trading since 2007. Since 2013, Venk has also served on Wells Fargo Asset Management’s WealthBuilder Investment Committee. Prior to joining EverKey, Venk served as an executive director in the Consolidated Equities Division at Morgan Stanley, advising hedge funds and other investment management firms on implementing and managing risk exposures in global equity markets. In addition, he previously advised and structured capital markets solutions for corporate clients seeking to issue or repurchase capital in the equity, convertible, and fixed-income markets. Venk joined Morgan Stanley as a sales and trading associate and previously served as a financial analyst for Goldman Sachs & Co. He has been in the investment industry since 1991. Venk earned a bachelor’s degree from the Woodrow Wilson School of Public and International Affairs at Princeton University, where he graduated summa cum laude, and a master’s degree in business administration from Harvard Business School. He has served as a term member of the Council on Foreign Relations.

Delaware Investments Fund Advisers, a series of Macquarie Asset Management Business Trust: Delaware Investments Fund Advisers (DIFA), a series of Macquarie Asset Management Business Trust (MAMBT), located at 610 Market Street, Philadelphia, Pennsylvania 19106, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to DIFA. MAMBT is a subsidiary of Macquarie Management Holdings, Inc. (MMHI). Jens Hansen heads the firm's Global Equity team and is a Portfolio Manager for the team's strategies. He joined Macquarie Asset Management (MAM) in June 2018. Mr. Hansen has been a Portfolio Manager since 2001. Mr. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. Mr. Hansen attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade. Klaus Petersen is a Senior Portfolio Manager for the firm's Global Equity team. He joined MAM in June 2018. Mr. Petersen has been a Portfolio Manager since 2006. Previously, he worked for ATP, Denmark's largest pension fund, beginning in 1999 as a Senior Portfolio Manager and later in the role as team leader of the technology, media, and telecommunications (TMT) team. He joined Codan Bank in 1996, first as a Senior Sales Analyst and later as a Senior Portfolio Manager. Between 1988 and 1996, Mr. Petersen worked for various brokers as an Equity Sales Analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Mr. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting). Claus Juul is a Portfolio Manager for the firm's Global Equity team. He joined MAM in June 2018. Mr. Juul has been a portfolio manager since 2004. Prior to that, he was an Equity Analyst at Spar Nord Bank before becoming Vice President of the research department in 2001. He started his career in 1998 with Sydbank as an Equity Analyst. He attended the Aarhus School of Business where he gained a master's degree in economics and business administration. Åsa Annerstedt is a Portfolio Manager for the firm's Global Equity team. She joined MAM in June 2018. Ms. Annerstedt has been a Portfolio Manager since 2013. Previously, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, Ms. Annerstedt managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Ms. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master's degree in finance and international trade from Lund University in Sweden. Allan Saustrup Jensen joined MAM in May 2020 as a Portfolio Manager for the firm's Global Equity team. He has more than 20 years of experience in the asset management industry. Prior to joining MAM, he spent five years at European Capital Partners as a fund manager. From 2010 to 2015, Mr. Jensen was a trader at European Value Partners. Prior to that, he spent four years at UBS Wealth Management as a Portfolio Manager. He began his investment career at Nordea Bank. Mr. Jensen attended Copenhagen Business School where he earned a Graduate Diploma in finance. Chris Gowlland is the Head of Equity Quantitative Research, a role he assumed in July 2019. As part of his role, he also serves as Portfolio Manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm's multi-asset class offerings. Previously, Mr. Gowlland was a Senior Quantitative Analyst for the firm's equity department. Prior to joining MAM in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Mr. Gowlland holds a bachelor's degree in Chinese and Spanish from the University of Leeds (U.K.), a master's degree in development studies from Brown University, and another master's degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Mr. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Jupiter Asset Management Limited: Jupiter Asset Management Limited (Jupiter), located at The Zig Zag Building, 70 Victoria Street, London, UK, SW1E 6SQ, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund’s assets allocated to Jupiter. Dermot Murphy joined Jupiter in 2014 and is currently an investment manager in the Value Equities team. Mr. Murphy is co-manager of the Jupiter Global Value Equity Fund (Unit Trust) and Jupiter Global Value Fund (SICAV) alongside Ben Whitmore and assists Mr. Whitmore in the management of the Jupiter Income Trust and the Jupiter UK Special Situations Fund (Unit Trusts). Prior to joining Jupiter, Mr. Murphy worked at Fidelity where he was a Building Materials Analyst. He holds a Bachelor of Arts in Commerce from the National University of Ireland, Galway. Mr. Whitmore joined Jupiter in 2006 and is currently Head of Strategy and Value Equities. Mr. Whitmore manages the Jupiter UK Special Situations Fund and the Jupiter Income Trust (Unit Trusts), as well as co-managing the Jupiter Global Value Equity Fund (Unit Trust) and SICAV alongside Dermot Murphy. Before joining Jupiter, Mr. Whitmore worked at Schroders, managing both retail and institutional portfolios and around £2 billion of assets. He has a degree in Geography from Cambridge University.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to Lazard. Louis Florentin-Lee is a Managing Director and Portfolio Manager/Analyst on various global equity teams, International Quality Growth and US Equity Select. Mr. Florentin-Lee was formerly the Co-Portfolio Manager/Analyst for the Lazard European Explorer Fund between 2004 and 2010. Prior to joining Lazard in 2004, Mr. Florentin-Lee was an equity research analyst at Soros Funds Limited and Schroder Investment Management. Mr. Florentin-Lee began working in the investment industry in 1996. Mr. Florentin-Lee has a BSc (Hons) in Economics from the London School of Economics. Barnaby Wilson is a Managing Director and Portfolio Manager/Analyst on various global equity teams as well as International Quality Growth. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments as a Research Analyst. Mr. Wilson began working in the investment field in 1998. Mr. Wilson has a BA (Hons) in Mathematics and Philosophy from Balliol College, Oxford University. Mr. Wilson is a CFA® charterholder. Robert Failla is a Director and Portfolio Manager/Analyst on the International and Global Equity platforms. Mr. Failla is a member of the International Quality Growth portfolio management team as well as the Global, International and European Small Cap Equity teams. Prior to joining Lazard in 2003, Mr. Failla was a Portfolio Manager with AllianceBernstein. Mr. Failla began working in the investment field in 1993. Mr. Failla has an MBA from NYU's Stern School of Business and a BA (Hons) from Harvard. Mr. Failla is a CFA® charterholder. Paul Moghtader is a Managing Director and Portfolio Manager/Analyst, leading Lazard's Equity Advantage team. Prior to joining Lazard in 2007, Mr. Moghtader was Head of the Global Active Equity Group and a Senior Portfolio Manager at State Street Global Advisors (SSgA), and, previously, he was an analyst at State Street Bank. He began his career at Dain Bosworth as a research assistant. Mr. Moghtader has a Master of Management from Northwestern University and a BA in Economics from Macalester College. Mr. Moghtader is a CFA® charterholder. Susanne Willumsen is a Managing Director and Portfolio Manager/Analyst on Lazard's Equity Advantage team. Prior to joining Lazard in 2008, Ms. Willumsen was Managing Director, Head of Active Equities Europe with SSgA. Prior to joining SSgA, Ms. Willumsen traded equity derivatives for the proprietary desk at Investcorp. She received an MSc in Shipping, Trade and Finance from City University and a BSc in Management Studies from the University of Surrey. Taras Ivanenko is a Director and Portfolio Manager/Analyst on Lazard's Equity Advantage team. He began working in the investment field in 1995. Prior to joining Lazard in 2007, Mr. Ivanenko was a Senior Portfolio Manager in the Global Active Equity group at SSgA, and, prior to that he was a Principal and Senior Application Development Architect in the Equity Systems group. Previously, he was an analyst in Quantitative Research and Trading Systems at Oxbridge Research. He has a PhD in Physics from Massachusetts Institute of Technology and an Engineer-Physicist degree from Moscow Physical-Technical Institute. Mr. Ivanenko is a CFA® charterholder. Peter Kashanek is a Director and Portfolio Manager/Analyst on Lazard's Equity Advantage team. Prior to joining Lazard in 2007, Mr. Kashanek was a Principal and a Portfolio Manager in the Global Active Equity group at SSgA. Previously, he was an investment analyst in the Institutional Equity Research Group at Bank of Montreal. Prior to that, he was an Associate in the Global Equity Research Group at Deutsche Bank Securities and a member of the Corporate Development team at Reliant Energy. He has an

MBA with a concentration in Finance from Vanderbilt University and a BA in Government from St. Lawrence University. Alex Lai is a Director and Portfolio Manager/Analyst on Lazard's Equity Advantage team. Prior to joining Lazard in 2008, Mr. Lai was a Vice President and Quantitative Portfolio Manager in the Global Active Equity group at SSgA. Prior to that, Mr. Lai was an investment-banking analyst at Lehman Brothers Asia in Hong Kong. He has an MSc in Finance from Boston College and a BBA (Hons) in Finance and Accounting from the University of Michigan, Ann Arbor. He is a CFA® charterholder. Ciprian Marin is a Director of Quantitative Research and Portfolio Manager/Analyst on Lazard's Equity Advantage team. Prior to joining Lazard in 2008, Mr. Marin was a Senior Portfolio Manager at SSgA, managing European, UK and Global funds. He was also responsible for quantitative research on the European team of the Global Active Equity Group. Prior to joining SSgA, he was a Quantitative Analyst at Citigroup, and, prior to that, he was a quantitative research associate at Nikko Salomon Smith Barney. He has an MBA in Finance from the International University of Japan and a BS in International Economics from the Academy of Economic Studies Bucharest. He is a Certified Investment Adviser (UK).

Pzena Investment Management, LLC: Pzena Investment Management, LLC (PIM), located at 320 Park Avenue, 8th Floor, New York, NY 10022, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund’s assets allocated to PIM. Caroline Cai, CFA, is Managing Principal, Portfolio Manager and member of PIM's Executive Committee. Ms. Cai is a co-portfolio manager for the Global, International, European and Emerging Markets strategies, and the Financial Opportunities service. Ms. Cai became a member of the firm in 2004. Prior to joining PIM, Ms. Cai was a senior analyst at AllianceBernstein LLP, and a business analyst at McKinsey & Company. She earned a B.A. summa cum laude in Math and Economics from Bryn Mawr College. Ms. Cai holds the Chartered Financial Analyst® designation. Allison Fisch is a Principal and Portfolio Manager. Ms. Fisch is a co-portfolio manager for the International and Emerging Markets strategies, along with the Global Best Ideas service. Ms. Fisch became a member of the firm in 2001 and helped to launch the Emerging Markets strategies in 2008, on which she has been a co-portfolio manager since inception. She joined the International portfolio management team in 2016 and has co-managed the International Small Cap Value strategy since its inception in 2017. Since 2017, she has overseen the Global Best Idea service. Prior to joining PIM, Ms. Fisch was a business analyst at McKinsey & Company. She earned a B.A. summa cum laude in Psychology and a minor in Drama from Dartmouth College. John P. Goetz is Managing Principal, Co-Chief Investment Officer, Portfolio Manager and member of PIM’s Executive Committee. Mr. Goetz is a co-portfolio manager for the Global, International, European and Japan Focused Value strategies. He also previously served as the Director of Research and was responsible for building and training the research team. Mr. Goetz became a member of the firm in 1996. Prior to joining PIM, Mr. Goetz held a range of key positions at Amoco Corporation, his last as the Global Business Manager for Amoco’s $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments, and project financing in various oil and chemical businesses. Before joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College and an M.B.A from the Kellogg School at Northwestern University.

SCREENED WORLD EQUITY EX-US FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals manages the portion of the Screened World Equity Ex-US Fund's assets allocated to Acadian. Brendan O. Bradley, Ph.D., Executive Vice President, Chief Investment Officer, serves as lead portfolio manager to the Screened World Equity Ex-US Fund. Mr. Bradley joined Acadian in 2004 and has previously served as the firm’s director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian’s Managed Volatility strategies. He is a member of the Acadian Board of Managers and Executive Committee. Ryan D. Taliaferro, Ph.D., Senior Vice President, Director, Equity Strategies, serves as lead portfolio manager to the Screened World Equity Ex-US Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing.

Allspring Global Investments, LLC: Allspring Global Investments, LLC (Allspring Investments), located at 525 Market Street, 12th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. Allspring Investments is an affiliate of Allspring Funds Management, LLC and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. A team of investment professionals, led by Dale Winner, CFA, Lead Portfolio Manager, and Venkateshwar (Venk) Lal, Co-Portfolio Manager and Head of EverKey Investment Risk and Strategy, manages the portion of the Screened World Equity Ex-US Fund's assets allocated to Allspring Investments. Mr. Winner currently serves as a Lead Portfolio Manager. Mr. Winner joined Wells Fargo Asset Management (WFAM) in 2012 from EverKey Global Partners, where he has served as a founding partner since 2007 and was involved in both research (senior analyst/Europe) and portfolio management. Prior to joining EverKey, Mr. Winner served as senior vice president, portfolio manager, and research analyst with Templeton Global Advisors Limited. In addition, he served as the coordinator for the Global Financials team and had direct research responsibility for global diversified financials. At various times during his career at Templeton, Mr. Winner had research responsibilities for the global sectors of aerospace and defense, life insurance, engineering, and country/regional research coverage of Spain, Portugal, Eastern Europe, and Russia. Earlier in his career, he served as a trust officer at JP Morgan (Bahamas). Prior to this, he was a credit analyst at Mitsui Trust, London. Mr. Winner has been in the investment industry since 1987. Mr. Winner earned a bachelor’s degree in law from Reading University. He has earned the right to use the Chartered Financial Analyst (CFA) designation. Mr. Lal currently serves as Co-Portfolio Manager and Head of EverKey Investment Risk and Strategy. He joined WFAM in 2012 from EverKey Global Partners where he served as a founding partner and head of risk and trading since 2007. Since 2013, Mr. Lal has also served on Wells Fargo Asset Management’s WealthBuilder Investment Committee. Prior to joining EverKey, Mr. Lal served as an executive director in the Consolidated Equities Division at Morgan Stanley, advising hedge funds and other investment management firms on implementing and managing risk exposures in global equity markets. In addition, he previously advised and structured capital markets solutions for corporate clients seeking to issue or repurchase capital in the equity, convertible, and fixed-income markets. Mr. Lal joined Morgan Stanley as a sales and trading associate and previously served as a financial analyst for Goldman Sachs & Co. He has been in the investment industry since 1991. Mr. Lal earned a bachelor’s degree from the Woodrow Wilson School of Public and International Affairs at Princeton University, where he graduated summa cum laude, and an M.B.A. from Harvard Business School. He has served as a term member of the Council on Foreign Relations.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals manages the portion of the Screened World Equity Ex-US Fund's assets allocated to Lazard. Louis Florentin-Lee is a Managing Director and Portfolio Manager/Analyst on various global equity teams, International Quality Growth and US Equity Select. Mr. Florentin-Lee was formerly the Co-Portfolio Manager/Analyst for the Lazard European Explorer Fund between 2004 and 2010. Prior to joining Lazard in 2004, Mr. Florentin-Lee was an equity research analyst at Soros Funds Limited and Schroder Investment Management. Mr. Florentin-Lee began working in the investment industry in 1996. Mr. Florentin-Lee has a BSc (Hons) in Economics from the London School of Economics. Barnaby Wilson is a Managing Director and Portfolio Manager/Analyst on various global equity teams as well as International Quality Growth. Prior to joining Lazard in 1999, Mr. Wilson worked for Orbitex Investments as a Research

Analyst. Mr. Wilson began working in the investment field in 1998. Mr. Wilson has a BA (Hons) in Mathematics and Philosophy from Balliol College, Oxford University. Mr. Wilson is a CFA® charterholder. Robert Failla is a Director and Portfolio Manager/Analyst on the International and Global Equity platforms. Mr. Failla is a member of the International Quality Growth portfolio management team as well as the Global, International and European Small Cap Equity teams. Prior to joining Lazard in 2003, Mr. Failla was a Portfolio Manager with AllianceBernstein. Mr. Failla began working in the investment field in 1993. Mr. Failla has an MBA from NYU's Stern School of Business and a BA (Hons) from Harvard. Mr. Failla is a CFA® charterholder. Paul Moghtader is a Managing Director and Portfolio Manager/Analyst, leading Lazard's Equity Advantage team. Prior to joining Lazard in 2007, Mr. Moghtader was Head of the Global Active Equity Group and a Senior Portfolio Manager at State Street Global Advisors (SSgA), and, previously, he was an analyst at State Street Bank. He began his career at Dain Bosworth as a research assistant. Mr. Moghtader has a Master of Management from Northwestern University and a BA in Economics from Macalester College. Mr. Moghtader is a CFA® charterholder. Susanne Willumsen is a Managing Director and Portfolio Manager/Analyst on Lazard's Equity Advantage team. Prior to joining Lazard in 2008, Ms. Willumsen was Managing Director, Head of Active Equities Europe with SSgA. Prior to joining SSgA, Ms. Willumsen traded equity derivatives for the proprietary desk at Investcorp. She received an MSc in Shipping, Trade and Finance from City University and a BSc in Management Studies from the University of Surrey. Taras Ivanenko is a Director and Portfolio Manager/Analyst on Lazard's Equity Advantage team. He began working in the investment field in 1995. Prior to joining Lazard in 2007, Mr. Ivanenko was a Senior Portfolio Manager in the Global Active Equity group at SSgA, and, prior to that he was a Principal and Senior Application Development Architect in the Equity Systems group. Previously, he was an analyst in Quantitative Research and Trading Systems at Oxbridge Research. He has a PhD in Physics from Massachusetts Institute of Technology and an Engineer-Physicist degree from Moscow Physical-Technical Institute. Mr. Ivanenko is a CFA® charterholder. Peter Kashanek is a Director and Portfolio Manager/Analyst on Lazard's Equity Advantage team. Prior to joining Lazard in 2007, Mr. Kashanek was a Principal and a Portfolio Manager in the Global Active Equity group at SSgA. Previously, he was an investment analyst in the Institutional Equity Research Group at Bank of Montreal. Prior to that, he was an Associate in the Global Equity Research Group at Deutsche Bank Securities and a member of the Corporate Development team at Reliant Energy. He has an MBA with a concentration in Finance from Vanderbilt University and a BA in Government from St. Lawrence University. Alex Lai is a Director and Portfolio Manager/Analyst on Lazard's Equity Advantage team. Prior to joining Lazard in 2008, Mr. Lai was a Vice President and Quantitative Portfolio Manager in the Global Active Equity group at SSgA. Prior to that, Mr. Lai was an investment-banking analyst at Lehman Brothers Asia in Hong Kong. He has an MSc in Finance from Boston College and a BBA (Hons) in Finance and Accounting from the University of Michigan, Ann Arbor. He is a CFA® charterholder. Ciprian Marin is a Director of Quantitative Research and Portfolio Manager/Analyst on Lazard's Equity Advantage team. Prior to joining Lazard in 2008, Mr. Marin was a Senior Portfolio Manager at SSgA, managing European, UK and Global funds. He was also responsible for quantitative research on the European team of the Global Active Equity Group. Prior to joining SSgA, he was a Quantitative Analyst at Citigroup, and, prior to that, he was a quantitative research associate at Nikko Salomon Smith Barney. He has an MBA in Finance from the International University of Japan and a BS in International Economics from the Academy of Economic Studies Bucharest. He is a Certified Investment Adviser (UK).

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership, if any, of Fund shares.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

The Funds offer Class A Shares to institutions, including defined benefit plans, defined contribution plans, healthcare defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans, Taft-Hartley plans and other SIMC advisory clients that have entered into an Investment Management Agreement with SIMC (Eligible Investors). Under each Investment Management Agreement, SIMC will consult with the Eligible Investor to define its investment objectives, desired returns and tolerance for risk and to develop a plan for the allocation of its assets. Each Investment Management Agreement sets forth the fee to be paid to SIMC by the Eligible Investor, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance-based fee or a fixed-dollar fee for certain specified services.

Eligible Investors also include institutional investors, employee benefit plans and other similar entities that purchase the Funds through an intermediary, such as a bank or another large institutional wealth advisor, that has an Investment Advisory Agreement with SIMC (or its agent) authorizing their availability on the intermediary's platform.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day.

Eligible Investors (as defined above) may purchase, sell or exchange shares by placing orders with the Transfer Agent or the Funds’ authorized agent. Authorized financial institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds’ wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds’ procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in excessive trading (usually defined as four or more “round trips” in a Fund in any twelve-month period). For more information regarding the Funds’ policies and procedures related to excessive trading, please see “Frequent Purchases and Redemptions of Fund Shares” below.

Each Fund calculates its NAV per share once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day’s NAV, generally a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV after the intermediary receives the request, if transmitted to the Funds in accordance with the Funds’ procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share’s portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

If a market quotation is readily available for the valuation of Fund investments, then it is valued by the Funds’ administrator at current market value in accordance with the Funds’ Pricing and Valuation Procedures. The Trust's Board of Trustees has designated SIMC as the Valuation Designee for the Funds pursuant to Rule 2a-5 under the 1940 Act (the "Rule"). The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board's designation, has appointed a committee of SIMC persons to function as the Valuation Designee (the "Committee") and has established a Valuation and Pricing Policy to implement the Rule and the Funds’ Valuation and Pricing Policy (together with SIMC's Valuation and Pricing Policy, the "Fair Value Procedures").

As discussed in detail below, the Committee will typically first seek to fair value investments with valuations received from an independent, third-party pricing agent (a "Pricing Service"). If such valuations are not available or are unreliable, the Committee will seek to obtain a bid price from at least one independent broker or dealer. If a broker or dealer quote is unavailable, the Committee will convene, subject to the Fair Value Procedures, to establish a fair value for the fair value investments.

When valuing portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment company shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, then long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price as provided by a Pricing Service.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by a Pricing Service. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the fund calculates its NAV, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

If a security's price cannot be obtained, as noted above, or in the case of equity tranches of CLOs or CDOs, the securities will be valued using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, the Committee will fair value the security using the Fair Value Procedures, as described below.

If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of CLOs/CDOs, such as those held by the Funds, are priced based upon valuations provided by a Pricing Service. Such values generally reflect the last reported sales price if the security is actively traded. The Pricing Service may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities.

On the first day a new debt security purchase is recorded, if a price is not available from a Pricing Service or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Fair Value Procedures until an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less will be valued at their amortized cost. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the security will be valued by an independent broker quote or fair valued by the Committee.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by a Pricing Service.

The Committee and Fund's administrator, as applicable, reasonably believe that prices provided by Pricing Services are reliable. However, there can be no assurance that such Pricing Service's prices will be reliable. The Committee, who is responsible for making fair value determinations with respect to the Funds' portfolio securities, will, with assistance from the applicable Sub-Adviser, continuously monitor the reliability of readily available market quotations obtained from any Pricing Service and shall promptly notify the Funds' administrator if the Committee reasonably believes that a Pricing Service is no longer a reliable source of readily available market quotations. The Funds' administrator, in turn, will notify the Committee if it reasonably believes that a Pricing Service is no longer a reliable source for readily available market quotations.

The Fair Value Procedures provide that any change in a primary Pricing Service or a pricing methodology for investments with readily available market quotations requires prior approval by the Board. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing Pricing Service or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board. A change in a Pricing Service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Committee in accordance with certain requirements.

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Fair Value Procedures.

The Committee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures, which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions, or (vii) a significant event (as defined below). When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to any investments in foreign securities, the Funds use a third-party fair valuation vendor, which provides a fair value for such foreign securities based on certain factors and methodologies (generally involving tracking valuation correlations between the U.S. market and each foreign security). Values from the vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval,” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair-valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds shall value the foreign securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the vendor. Additionally, if a local market in which the Funds own securities is closed for one or more days (scheduled or unscheduled) while a Fund is open, and if such securities in a Fund’s portfolio exceed the predetermined confidence interval discussed above, then such Fund shall value such securities based on the fair value prices provided by the vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The readily available market quotations of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates NAV thereby rendering the readily available market quotations as unreliable. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares. A Significant Event may relate to a single issuer or to an entire market sector.

The Committee is primarily responsible for the obligation to monitor for Significant Events as part of the Committee's ongoing responsibility to determine whether a Fund investment is required to be fair valued (i.e., the investment does not have a reliable readily available market quotation). The Committee may consider input from a Fund's service providers, including the Fund's administrator or a Sub-Adviser, if applicable and as appropriate. If the Committee becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the Committee shall notify the Fund's administrator.

Minimum Purchases

To purchase shares for the first time, Eligible Investors must invest at least $100,000 in the Funds, with minimum subsequent investments of $1,000, which may be waived at the discretion of SIMC. A Fund may accept investments of smaller amounts at its discretion.

Frequent Purchases and Redemptions of Fund Shares

“Market timing” refers to a pattern of frequent purchases and sales of a Fund’s shares, often with the intent of earning arbitrage profits. Market timing of a Fund could harm other shareholders in various ways, including by diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing a Fund to incur unwanted taxable gains and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder’s account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i. if the shareholder conducts four or more “round trips” in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii. if a Fund determines, in its sole discretion, that a shareholder’s trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds’ policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds’ policies, the Funds may consider (to the extent reasonably available) an investor’s trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control and any other information available to the Funds.

The Funds’ monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds’ monitoring techniques. Operational or technical limitations may also limit the Funds’ ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to restrict trading by the shareholder and may request that the financial intermediary prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds are sold to participant-directed employee benefit plans. The Funds’ ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Prospective investors should consult their own financial institution or financial intermediary regarding their eligibility to invest in a Fund. The Funds may rely on representations from such financial institutions and financial intermediaries regarding their investor eligibility.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

An authorized financial institution or intermediary may exchange Class A Shares of any Fund for Class A Shares of any other fund of SEI Institutional Investments Trust on any Business Day by placing orders with the Transfer Agent or the Fund's authorized agent. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares of one Fund and buying shares of another Fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your authorized financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Funds receive your request or after the Funds’ authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds’ procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your redemption request on the Business Day following the day on which they receive your request regardless of the method the Funds use to make such payment, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds also operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is unlikely that your shares would be redeemed in kind, in such event you likely would have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. These methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $1,000 in the Fund.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the 1940 Act and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo. or the Distributor) is the distributor of the shares of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Funds can be obtained on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person who requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date of which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings website and the Funds’ policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as a dividend to shareholders. It is the policy of the World Equity Ex-US and Screened World Equity Ex-US Funds to pay dividends periodically (at least once annually). The Funds make distributions of capital gains, if any, at least annually. You will receive dividends and distributions in cash unless otherwise stated.

[Taxes]

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

This summary does not apply to shares held in individual retirement accounts or other tax-qualified plans, which are generally not subject to current taxation. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax advisor regarding the rules governing your own retirement plan or tax-qualified plan.

Each Fund has elected and intends to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state and local taxation, depending upon your tax situation. Dividend distributions, including net short-term capital gains, but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Certain dividend distributions may qualify for the reduced tax rates on qualified dividend income to the extent certain holding period requirements are met by you and by the Funds. Distributions that a Fund receives from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so designated by such underlying fund or REIT. Qualified dividend income is, in general, dividends from domestic corporations and from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States). Distributions reported by the Funds as long-term capital gains distributions and qualified dividend income are generally taxable at the rates applicable to long-term capital gains, currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets), regardless of how long you have held your Fund shares. In addition, the investment strategies of certain other Funds may limit their ability to make distributions eligible to be treated as qualified dividend income. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. In addition, the investment strategies of certain other Funds may limit their ability to make distributions eligible for the dividends received deduction for corporate taxpayers.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale, redemption or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale or exchange of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agents) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of such Fund’s shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

In order for a Fund to qualify as a RIC under Subchapter M of the Code, a Fund must, among other requirements detailed in the SAI, derive at least 90% of its gross income each taxable year from qualifying income (as described in more detail in the SAI). The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from certain commodity-linked derivative instruments that certain Funds may invest in, may not be considered qualifying income. Each Fund will attempt to restrict its income from commodity-linked derivative instruments that it believes do not generate qualifying income, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, a Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which a Fund invests in commodities or commodity-linked derivative instruments directly may be limited by the requirements of Subchapter M of the Code, which each Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with such requirements could have significant negative consequences to Fund shareholders. Under certain circumstances, a Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

If a Fund fails to qualify as a RIC and to avail itself of certain relief provisions, it would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by the Fund to qualify as a RIC.

Certain Funds may invest in U.S. REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In addition, if more than 50% of the total assets of a Fund consist of foreign securities, such Fund will be eligible to elect to treat some of those taxes as distributions to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such election and provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing in the Funds.

Shareholders are urged to consult their tax advisors regarding specific questions about federal, state and local income tax from an investment in the Funds.

The SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Funds’ investment adviser, custodian, administrator and transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly (and which may not be waived) by federal or state securities laws.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A Shares of the World Equity Ex-US and Screened World Equity Ex-US Funds. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from each Fund’s financial statements, which have been audited by KPMG LLP, the Funds’ independent registered public accounting firm. Its report, along with each Fund’s financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

SEI INSTITUTIONAL INVESTMENTS TRUST — FOR THE YEARS OR PERIOD ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

		Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
World Equity Ex-US Fund
CLASS A
	2023	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	XX%	$ XX	XX%	XX%	XX%	XX%
	2022	16.57	0.36	(2.17)	(1.81)	(0.37)	(2.74)	(3.11)	11.65	(12.53)	8,786,841	0.28	0.63	2.52	73
	2021	11.67	0.28	4.87	5.15	(0.22)	(0.03)	(0.25)	16.57	44.38	10,497,695	0.29	0.63	1.96	85
	2020	12.08	0.22	(0.30)	(0.08)	(0.33)	—	(0.33)	11.67	(1.00)	8,115,314	0.31	0.62	1.80	92
	2019	13.78	0.29	(1.35)	(1.06)	(0.28)	(0.36)	(0.64)	12.08	(7.34)	8,327,272	0.31	0.62	2.25	75
Screened World Equity Ex-US Fund
CLASS A
	2023	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	$ XX	XX%	$ XX	XX%	XX%	XX%	XX%
	2022	14.56	0.33	(1.76)	(1.43)	(0.28)	(2.10)	(2.38)	10.75	(10.99)	154,699	0.29	0.78	2.64	84
	2021	10.05	0.22	4.62	4.84	(0.22)	(0.11)	(0.33)	14.56	48.54	136,932	0.36	0.82	1.78	102
	2020	10.31	0.22	(0.16)	0.06	(0.32)(2)	—	(0.32)	10.05	0.17	101,167	0.35	0.81	2.03	77
	2019	11.48	0.24	(1.03)	(0.79)	(0.21)	(0.17)	(0.38)	10.31	(6.57)	98,969	0.33	0.79	2.22	52

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 6 in Notes to Financial Statements.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share calculated using average shares.
(2)	Includes a return of capital of $0.06 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated September 30, 2023 includes more detailed information about SEI Institutional Investments Trust. The SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the World Equity Ex-US and Screened World Equity Ex-US Funds’ holdings and contain information from the Funds’ managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI
By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: SEI Institutional Investments Trust makes available its SAI and annual and semi-annual reports, free of charge, on or through the Fund’s Web site at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investments Trust’s Investment Company Act registration number is 811-07257.

SEI-F-XXX (9/23)

seic.com

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE
AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION
STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE
SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY
JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion. Preliminary Statement of Additional Information Dated July 28, 2023

STATEMENT OF ADDITIONAL INFORMATION

SEI INSTITUTIONAL INVESTMENTS TRUST

Class A Shares

World Equity Ex-US Fund (WEUSX)
Screened World Equity Ex-US Fund (SSEAX)

Adviser:

SEI Investments Management Corporation

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Sub-Advisers:

Acadian Asset Management LLC

Allspring Global Investments, LLC

Delaware Investments Fund Advisers, a series of Macquarie Asset Management Business Trust

Jupiter Asset Management Limited
Lazard Asset Management LLC

Pzena Investment Management, LLC

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of SEI Institutional Investments Trust (the “Trust”) and should be read in conjunction with the Trust’s prospectus relating to Class A Shares of the World Equity Ex-US Fund and Screened World Equity Ex-US Fund (the “Prospectus”) dated September 30, 2023. A Prospectus may be obtained upon request and without charge by writing the Trust’s distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

The Trust’s financial statements for the fiscal year ended May 31, 2023, including notes thereto and the report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference to the Trust’s 2023 Annual Report. Shareholder reports are available online or by calling 1-800-DIAL-SEI. Unless you have elected to receive paper copies of the shareholder reports, you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

September 30, 2023

SEI-F-049 (9/23)

TABLE OF CONTENTS

GLOSSARY OF TERMS	S-1
THE TRUST	S-3
INVESTMENT OBJECTIVES AND POLICIES	S-3
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-5
American Depositary Receipts	S-5
Derivatives	S-6
Economic Risks of Global Health Events	S-8
Equity-Linked Warrants	S-8
Equity Securities	S-8
Exchange-Traded Products	S-10
Foreign Securities and Emerging Frontier Markets	S-12
Forward Foreign Currency Contracts	S-16
Futures Contracts and Options on Futures Contracts	S-19
Illiquid Securities	S-20
Interfund Lending and Borrowing Arrangements	S-20
Investment Companies	S-21
MiFID II	S-23
Options	S-24
Participation Notes	S-25
Put Transactions	S-26
Repurchase Agreements	S-26
Reverse Repurchase Agreements and Sale-Buybacks	S-27
Risks of Cyber Attacks	S-27
Securities Lending	S-28
Short Sales	S-29
Social Investment Criteria	S-29
Swaps, Caps, Floors, Collars and Swaptions	S-29
When-Issued and Delayed Delivery Securities	S-32
INVESTMENT LIMITATIONS	S-33
THE ADMINISTRATOR AND TRANSFER AGENT	S-36
THE ADVISER AND THE SUB-ADVISERS	S-37
DISTRIBUTION AND SHAREHOLDER SERVICING	S-53
SECURITIES LENDING ACTIVITY	S-54
TRUSTEES AND OFFICERS OF THE TRUST	S-54
PROXY VOTING POLICIES AND PROCEDURES	S-63
PURCHASE AND REDEMPTION OF SHARES	S-64
TAXES	S-65
FUND PORTFOLIO TRANSACTIONS	S-76
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-79
DESCRIPTION OF SHARES	S-79
LIMITATION OF TRUSTEES’ LIABILITY	S-80
CODES OF ETHICS	S-80
VOTING	S-80
SHAREHOLDER LIABILITY	S-80
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-81
MASTER/FEEDER OPTION	S-81

CUSTODIANS	S-81
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-81
LEGAL COUNSEL	S-81
APPENDIX A—DESCRIPTION OF RATINGS	A-1

September 30, 2023

GLOSSARY OF TERMS

The following terms are used throughout this SAI, and have the meanings set forth below. Because the following is a combined glossary of terms used for all the SEI Funds, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus or as otherwise defined in this SAI.

Term	Definition
1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
ADRs	American Depositary Receipts
Bank Loan Rate	The rate of interest that would be charged by a bank for short-term borrowings
Board	The Trust’s Board of Trustees
CDRs	Continental Depositary Receipts
CFTC	Commodities Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
Confidential Information	Material, non-public information
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protections Act
EDRs	European Depositary Receipts
ETFs	Exchange-Traded Funds
ETNs	Exchange-Traded Notes
ETPs	Exchange-Traded Products
EU	European Union
Fannie Mae	Federal National Mortgage Association
GDRs	Global Depositary Receipts
IRS	Internal Revenue Service
MiFID II	Directive 2014/61/EU on markets in financial instruments and Regulation 600/2014/EU on markets in financial instruments
Moody’s	Moody’s Investors Service, Inc.
NAV	Net Asset Value
NDFs	Non-Deliverable Forwards
NRSRO	Nationally Recognized Statistical Rating Organization
OTC	Over-the-Counter
Program	SEI Funds’ interfund lending program
QFII	Qualified Foreign Institutional Investor
REITs	Real Estate Investment Trusts
Repo Rate	rate of interest for an investment in overnight repurchase agreements
RIC	Regulated Investment Company
S&P	Standard & Poor’s Rating Group
SEC	U.S. Securities and Exchange Commission

SEI Funds	The existing or future investment companies registered under the 1940 Act that are advised by SIMC
STRIPS	Separately Traded Registered Interest and Principal Securities
TRs	Treasury Receipts
UK	United Kingdom
World Bank	International Bank of Reconstruction and Development
Yankees	Yankee Obligations

THE TRUST

SEI Institutional Investments Trust (the “Trust”) is an open-end management investment company that has diversified and non-diversified funds. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series (“funds”) of units of beneficial interest (“shares”) and different classes of shares. At this time shareholders may purchase only Class A shares of a fund. Each share of a fund represents an equal proportionate interest in that fund with each other share of that fund.

The management and affairs of the Trust are supervised by a Board of Trustees (each member, a “Trustee” and collectively, the “Trustees” or the Board) under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described in this Statement of Additional Information (“SAI”), certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong to that fund and would be subject to the liabilities related thereto. The Trust pays its expenses, including, among others, the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.

This SAI relates to the following funds: World Equity Ex-US and Screened World Equity Ex-US Funds (each, a “Fund” and together, the “Funds”).

The investment adviser, SEI Investments Management Corporation (“SIMC” or the “Adviser”), and investment sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”).

INVESTMENT OBJECTIVES AND POLICIES

WORLD EQUITY EX-US FUND—The World Equity Ex-US Fund seeks to provide capital appreciation.

Under normal circumstances, the World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies of various capitalization ranges. These securities may include common stocks, preferred stocks, depositary receipts, warrants, ETFs based on an international equity index and derivative instruments, principally futures and forward contracts, whose value is based on an international equity index or an underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. However, the Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund may also, to a lesser extent, invest in swaps on securities for risk management purposes or as part of its investment strategies.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund’s portfolio under the general supervision of SIMC. The Fund’s benchmark is the MSCI All Country World Ex-U.S. Net Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country.

One or more Sub-Advisers may implement a long/short equity investment strategy by investing in securities believed to offer capital appreciation opportunities while also attempting to take advantage of an anticipated decline in the price of a company. A long/short equity investment strategy takes (i) long positions with respect to investments that the Sub-Adviser believes to be undervalued relative to their potential increase in price, and (ii) short positions (including through derivative instruments, such as swaps) with respect to investments that the Sub-Adviser believes to be overvalued and likely to decrease in price. A long/short equity investment strategy seeks returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated.

The Sub-Advisers may seek to enhance the Fund’s return by actively managing the Fund’s foreign currency exposure. In managing the Fund’s currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using options, futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund’s currency exposure to foreign securities and mitigate the Fund’s overall risk.

SCREENED WORLD EQUITY EX-US FUND—The Screened World Equity Ex-US Fund seeks to provide capital appreciation.

Under normal circumstances, the Screened World Equity Ex-US Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies of various capitalization ranges. These securities may include common stocks, preferred stocks, depositary receipts, warrants, ETFs based on an international equity index, derivative instruments (principally futures and forward contracts) whose value is based on an international equity index or an underlying equity security or basket of equity securities and investment companies whose portfolios are designed to correlate with a portfolio of international equity securities.

The Fund will invest in securities of foreign issuers located in developed and emerging market countries, but will seek to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The Fund will also maintain an Anti-BDS approach. BDS refers to the Palestinian-led movement promoting boycotts, divestments and economic sanctions against Israel. The Fund will seek to avoid investing in companies identified as having adopted or implemented a BDS stance. This policy has been adopted to enable investment in the Fund by institutional investors that seek to support Israel or oppose the BDS movement in their investment implementation. This Fund policy is for the benefit of such noted investors and not meant as a formal representation of SEI's official corporate policy or position on the issue of BDS.

The Fund will not invest more than 35% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund may also, to a lesser extent, invest in swaps on securities for risk management purposes or as part of its investment strategies. The Fund's benchmark is the MSCI All Country World Ex-U.S. Net Index (net of dividends). The Fund is expected to have an absolute return and risk profile similar to the international equity market. The Fund is diversified as to issuers, market capitalization, industry and country. Due to its investment strategy, the Fund may buy and sell securities frequently.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund’s portfolio under the general supervision of SIMC.

One or more Sub-Advisers may implement a long/short equity investment strategy by investing in securities believed to offer capital appreciation opportunities while also attempting to take advantage of an anticipated decline in the price of a company. A long/short equity investment strategy takes (i) long positions with respect to investments that the Sub-Adviser believes to be undervalued relative to their potential increase in price, and (ii) short positions (including through derivative instruments, such as swaps) with respect to investments that the Sub-Adviser believes to be overvalued and likely to decrease in price. A long/short equity investment strategy seeks returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated.

The Sub-Advisers may seek to enhance the Fund’s return by actively managing the Fund’s foreign currency exposure. In managing the Fund’s currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using derivatives, principally foreign currency forward contracts, options and futures. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund may also invest in futures contracts and forward contracts for hedging purposes, including to seek to manage the Fund’s currency exposure to foreign securities and mitigate the Fund’s overall risk.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund’s social criteria. The Fund seeks to avoid investing in companies whose activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. This includes companies that pay royalties, such as those on oil or mining, to these governments and companies that help provide a stable economic environment that supports the government in its oppressive policies by having substantial operations or customers in the country. The Sub-Advisers will rely on a list of issuers that have been identified by an independent compliance support organization when determining whether a company’s activities directly or indirectly benefit the governments of countries that support terrorism, genocide or human rights abuses. The list is developed using information gathered from a variety of sources, such as government agencies, trade journals, direct company contacts and industry and regional publications. The Adviser reserves the right to modify the Fund’s social criteria from time to time in response to world events. All social criteria may be changed without shareholder approval.

There can be no assurance that the Funds will achieve their respective investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Funds, including those discussed in the applicable Prospectus and the Funds’ “Investment Objectives and Policies” section of this SAI and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of SIMC or the Sub-Advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. SIMC or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with and not permitted by a Fund’s stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s investment objectives.

AMERICAN DEPOSITARY RECEIPTS-ADRs, as well as other “hybrid” forms of ADRs, including EDRs, CDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers.

In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer. Typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

DERIVATIVES-In an attempt to reduce systemic and counterparty risks associated with OTC derivative transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The CFTC also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to eventually impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of the Funds to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Funds, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as may be adjusted to a higher amount by the Fund's Futures Commission Merchant, as well as possible SEC- or CFTC-mandated margin requirements. With respect to uncleared swaps, swap dealers are required to collect variation margin from a Fund and may be required to collect initial margin from a Fund pursuant to the CFTC's or the Prudential Regulators' uncleared swap margin rules. Both initial and variation margin must be in the form of eligible collateral, and may be composed of cash and/or securities, subject to applicable regulatory haircuts. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Funds. In the event a Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third-party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by a Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and "bid-ask" spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty's failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party's legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Swap dealers and major swap participants that are registered with the CFTC and with whom a Fund may trade are subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Funds remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

Rule 18f-4 under the 1940 Act governs a Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits a Fund to enter into Derivative Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivative Transactions and certain financial instruments.

Under Rule 18f-4, “Derivative Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivative Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

Rule 18f-4 requires that a Fund that invests in Derivative Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the Funds’ Board, and comply with an outer limit on Fund leverage risk based on value at risk. A Fund that uses Derivative Transactions in a limited amount are considered “limited derivatives users,” as defined in Rule 18f-4, will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage the Funds’ derivatives risk. A Fund will be subject to reporting and recordkeeping requirements regarding its use of Derivative Transactions.

The requirements of Rule 18f-4 may limit a Fund’s ability to engage in Derivative Transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of Derivative Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivative Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

More information about particular types of derivatives instruments is included below in the sections titled “Forward Foreign Currency Contracts,” “Futures Contracts and Options on Futures Contracts,” “Options,” and “Swaps, Caps, Floors, Collars and Swaptions.”

ECONOMIC RISKS OF GLOBAL HEALTH EVENTS—The market value of a Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development f or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Funds’ performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds' performance and cause losses on your investment in the Funds.

EQUITY-LINKED WARRANTS-Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). As American-style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker; however, SIMC or a Sub-Adviser may select to mitigate this risk by only purchasing from issuers with high credit ratings. Equity-linked warrants also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES-Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.

In general, investments in equity securities are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.

The Funds purchase and sell equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the United States or the OTC market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. A Fund may purchase preferred stock of all ratings as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management associated with small and medium capitalization companies. The securities of small and medium capitalization companies typically have lower trading volumes than large capitalization companies and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Initial Public Offerings (“IPOs”). Certain Funds may purchase securities of companies that are offered pursuant to an IPO. An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. Like all equity securities, IPO securities are subject to market risk and liquidity risk, but those risks may be heightened for IPO securities. The market value of IPO securities may fluctuate considerably due to factors such as the absence of a prior public market for the security, unseasoned trading of the security, the small number of shares available for trading, limited information about the issuer, and aberrational trading activity and market interest surrounding the IPO. There is also the possibility of losses resulting from the difference between the issue price and potential diminished value of the security once it is traded in the secondary market. In addition, the purchase of IPO securities may involve high transaction costs. The Funds’ investment in IPO securities may have a significant positive or negative impact on the Funds’ performance and may result in significant capital gains.

EXCHANGE-TRADED PRODUCTS-Certain Funds may directly purchase shares of or interests in ETPs (including ETFs, ETNs and exchange-traded commodity pools). A Fund will only invest in ETPs to the extent consistent with its investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked instruments, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN’s returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled “Taxes”), which must be met in order for a Fund to maintain its status as a RIC under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the “Taxes” section of this SAI).

Exchange-Traded Commodity Pools. Exchange-traded commodity pools are similar to ETFs in some ways, but are not structured as registered investment companies. Shares of exchange-traded commodity pools trade on an exchange and are registered under the 1933 Act. Unlike mutual funds, exchange-traded commodity pools generally will not distribute dividends to shareholders. There is a risk that the changes in the price of an exchange-traded commodity pool’s shares on the exchange will not closely track the changes in the price of the underlying commodity or index that the pool is designed to track. This could happen if the price of shares does not correlate closely with the pool’s NAV, the changes in the pool’s NAV do not correlate closely with the changes in the price of the pool’s benchmark, or the changes in the benchmark do not correlate closely with the changes in the cash or spot price of the commodity that the benchmark is designed to track. Exchange-traded commodity pools are often used as a means of investing indirectly in a particular commodity or group of commodities, and there are risks involved in such investments. Commodity prices are inherently volatile, and the market value of a commodity may be influenced by many unpredictable factors which interrelate in complex ways, such that the effect of one factor may offset or enhance the effect of another. Supply and demand for certain commodities tends to be particularly concentrated. Commodity markets are subject to temporary distortions or other disruptions due to various factors, including periodic illiquidity in the markets for certain positions, the participation of speculators, and government regulation and intervention. In addition, U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in some futures contract prices that may occur during a single business day. These and other risks and hazards that are inherent in a commodity or group of commodities may cause the price of that commodity or group of commodities to fluctuate widely, which will, in turn, affect the price of the exchange-traded commodity pool that invests in that commodity or group of commodities. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Considerable regulatory attention has been focused on non-traditional investment pools that are publicly distributed in the United States. There is a possibility of future regulatory changes within the United States altering, perhaps to a material extent, the nature of an investment in exchange-traded commodity pools or the ability of an exchange-traded commodity pool to continue to implement its investment strategy. In addition, various national governments outside of the United States have expressed concern regarding the disruptive effects of speculative trading in the commodities markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on exchange-traded commodity pools is impossible to predict, but could be substantial and adverse.

Exchange-traded commodity pools generally do not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled “Taxes”), which must be met in order for a Fund to maintain its status as a RIC under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the “Taxes” section of this SAI).

FOREIGN SECURITIES AND EMERGING AND FRONTIER MARKETS-Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund’s investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund’s investments in emerging and frontier markets can be considered speculative and therefore may offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. “Frontier market countries” are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. The economies of emerging and frontier countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

In addition to the risks of investing in debt securities of emerging and frontier markets, a Fund’s investment in government or government-related securities of emerging and frontier market countries and restructured debt instruments in emerging and frontier markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Funds. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Funds’ investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Investments in the United Kingdom – On January 31, 2020, the UK officially withdrew from the EU (commonly known as “Brexit”). Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European union passed into law in December 2020, became effective on a provisional basis on January 1, 2021, and formally entered into force on May 1, 2021.

The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as businesses and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect the Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

Investments in China - China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court. In addition, periodically there may be restrictions on investments in Chinese companies. For example, Executive Orders have been issued prohibiting U.S. persons from purchasing or investing in publicly-traded securities of certain companies identified by the U.S. Government because of their ties to the Chinese military or China's surveillance technology sector. These restrictions have also applied to instruments that are derivative of, or are designed to provide investment exposure to, those companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser or a Sub-Adviser otherwise believes is attractive, a Fund may incur losses. Certain investments that are or become designated as prohibited may have less liquidity as a result of such designation and the market price of such prohibited investments may decline, potentially causing losses to a Fund. In addition, the market for securities and other investments of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Investments in the China A-Shares. A Fund may invest in PRC A-Shares through the Stock Connect subject to any applicable regulatory limits. The Stock Connect is a securities trading and clearing linked program developed by HKEx, the HKSCC, SSE, SZSE and ChinaClear with the aim of achieving mutual stock market access between PRC and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed PRC A-Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in the Stock Connect will trade and settle SSE or SZSE securities in the CNH only. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of the PRC via the Stock Connect a Fund is subject to the following additional risks:

General Risks. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. The program requires the use of new information technology systems which may be subject to operational risk due to the program’s cross-border nature. If the relevant systems fail to function properly, trading in both Hong Kong and PRC markets through the program could be disrupted.

Stock Connect will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the PRC market but the Stock Connect is not trading. As a result, a Fund may be subject to the risk of price fluctuations in PRC A-Shares when the Fund cannot carry out any PRC A-Shares trading.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

Legal/Beneficial Ownership. Where securities are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of the local central securities depositaries, HKSCC and ChinaClear.

As in other emerging markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities. In addition, HKSCC, as nominee holder, does not guarantee the title to Stock Connect securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, the courts may consider that any nominee or custodian as registered holder of Stock Connect securities would have full ownership thereof, and that those Stock Connect securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither a Fund nor its custodian can ensure that the Fund’s ownership of these securities or title thereto is assured.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that a Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In the event that the Fund suffers losses due to the negligence, or willful default, or insolvency of HKSCC, the Fund may not be able to institute legal proceedings, file any proof of claim in any insolvency proceeding or take any similar action. In the event of the insolvency of HKSCC, the Fund may not have any proprietary interest in the PRC A-Shares traded through the Stock Connect program and may be an unsecured general creditor in respect of any claim the Fund may have in respect of them. Consequently, the value of the Fund’s investment in PRC A-Shares and the amount of its income and gains could be adversely affected.

In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. Regardless, the process of recovery could be delayed and a Fund may not fully recover its losses or its Stock Connect securities.

Operational Risk. The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. PRC regulations which include certain restrictions on selling and buying will apply to all market participants. In the case of a sale, pre-delivery of shares to the broker is required, increasing counterparty risk. As a result, a Fund may not be able to purchase and/or dispose of holdings of PRC A-Shares in a timely manner.

Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict a Fund’s ability to invest in PRC A-Shares through the program on a timely basis.

Investor Compensation. A Fund will not benefit from the China Securities Investor Protection Fund in mainland China. The China Securities Investor Protection Fund is established to pay compensation to investors in the event that a securities company in mainland China is subject to compulsory regulatory measures (such as dissolution, closure, bankruptcy, and administrative takeover by the China Securities Regulatory Commission). Because the Fund is carrying out trading of PRC A-Shares through securities brokers in Hong Kong, but not mainland China brokers, it is not protected by the China Securities Investor Protection Fund.

That said, if the Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of PRC A-Shares through the Stock Connect program, it would be compensated by Hong Kong’s Investor Compensation Fund.

Tax within the PRC. Uncertainties in the PRC tax rules governing taxation of income and gains from investments in PRC securities could result in unexpected tax liabilities for a Fund. A Fund’s investments in securities, including A-Shares, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC.

If a Fund were considered to be a tax resident enterprise of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-tax resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax on the profits attributable to the permanent establishment. SIMC and the Funds' Sub-Advisers intend to operate the Funds in a manner that will prevent them from being treated as tax resident enterprises of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion, or that changes in PRC tax law could affect the PRC corporate income tax status of a Fund.

Unless reduced or exempted by the applicable tax treaties, the PRC generally imposes withholding income tax at the rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The State Administration of Taxation has confirmed the application to a QFII of the withholding income tax on dividends, premiums and interest. Effective as of November 17, 2014, Chinese authorities issued two circulars (Caishui [2014] 79 and Caishui [2014] 81) clarifying the corporate income tax policy of China with respect to QFIIs and Renminbi QFIIs and investments through the Stock Connect. Pursuant to the circulars, each Fund is expected to be temporarily exempt from withholding tax on capital gains out of trading in A-Shares, but the dividends derived from China A-shares by foreign investors is subject to a 10% withholding income tax. Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such withholding tax in future. If in the future China begins applying tax rules regarding the taxation of income from A-Shares investment to QFIIs and Renminbi QFIIs or investments through the Shanghai-Hong Kong Stock Connect. In addition, Chinese authorities issued Caishui [2016] 127 which took effect on December 5, 2016, to clarify the corporate income tax policy of China with respect to investments through the Shenzhen-Hong Kong Stock Connect, and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on a Fund’s return could be substantial.

SIMC, the Funds' Sub-Advisers or a Fund may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a value added tax exemption for overseas investors in respect of their gains derived from trading of PRC securities through Stock Connect. Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if SIMC, the Funds' Sub-Advisers or a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of Renminbi QFIIs and QFIIs are evolving, and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and its shareholders.

Investments in Variable Interest Entities (“VIEs”). In seeking exposure to Chinese companies, a Fund may invest in VIE structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits from the Chinese company. Although the U.S.-listed company in a VIE structure has no equity ownership in the underlying Chinese company, the VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. The VIE structure enables foreign investors, such as a Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted the non-Chinese ownership of such company. As a result, an investment in a VIE structure subjects a Fund to the risks associated with the underlying Chinese company. In its efforts to monitor, regulate and/or control foreign investment and participation in the ownership and operation of Chinese companies, including in particular those within the technology, telecommunications and education industries, the Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including VIEs, to the disadvantage of foreign investors, such as a Fund. Intervention by the Chinese government with respect to a VIE could significantly and adversely affect the Chinese company’s performance or the enforceability of the company’s contractual arrangements with the VIE and thus, the value of a Fund’s investment in the VIE. In addition to the risk of government intervention, a Fund’s investment in a VIE structure is subject to the risk that the underlying Chinese company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements with the other entities in the VIE structure, or that Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its VIE investments with little or no recourse available.

Investments in Russia - Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Russia’s actions and the resulting responses by the United States and other countries could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions or future escalation of such hostilities, and the extent and impact of the resulting sanctions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could have a significant impact on a Fund’s performance and the value of the Fund's investments, even though the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

FORWARD FOREIGN CURRENCY CONTRACTS-A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows a Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

The Funds may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). A Fund may use position hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

In addition to the hedging transactions described above, the Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. Certain Funds may engage in currency transactions for hedging purposes as well as to enhance the Fund’s returns.

A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. Although forward foreign currency transactions are exempt from the definition of “swap” under the Commodity Exchange Act, non-deliverable forward transactions are not, and, thus, are subject to the CFTC's regulatory framework applicable to swaps.

The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available.

The Funds may take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities. Active investment in currencies may subject the Funds to additional risks, and the value of the Funds' investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in fixed income securities. The Funds may take long and short positions in foreign currencies in excess of the value of the Funds' assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If a Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of an adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS-Futures contracts (also called “futures”) provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

A Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC (generally, futures must be traded on such exchanges). Subject to their permitted investment strategies, certain Funds may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Fund’s returns. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows a Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

There are significant risks associated with a Fund’s use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on SIMC or a Sub-Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations or exchange requirements may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

ILLIQUID SECURITIES- Illiquid securities are investments that cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If, subsequent to purchase, a security held by a Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, SIMC or the Sub-Adviser, as applicable, determines the liquidity of a Fund’s investments. In determining the liquidity of a Fund’s investments, SIMC or the Sub-Adviser, as applicable, may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INTERFUND LENDING AND BORROWING ARRANGEMENTS-The SEC has granted an exemption that permits the Funds to participate in the Program with the SEI Funds. The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than the Repo Rate and more favorable to the borrowing fund than the Bank Loan Rate. The Bank Loan Rate will be determined using a formula approved by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund’s participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. SIMC administers the Program according to procedures approved by the SEI Funds’ Board of Trustees. In addition, the Program is subject to oversight and periodic review by the SEI Funds’ Board of Trustees.

INVESTMENT COMPANIES-Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. When a Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market at a premium or discount to their NAV.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. A Fund also may be subject to adverse tax consequences to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”

Generally, federal securities laws limit the extent to which investment companies can invest in securities of other investment companies, subject to certain statutory, regulatory and other exceptions. For example an investment company is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the acquiring investment company would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the acquiring investment company’s total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the acquiring investment company, subject to certain statutory, regulatory or other exceptions. Pursuant to Rule 12d1-1 under the 1940 Act and the conditions set forth therein, a Fund may invest in one or more affiliated or unaffiliated investment companies that operate in compliance with Rule 2a-7 under the 1940 Act, in excess of the limits of Section 12(d)(1)(A). A Fund may invest in investment companies managed by SIMC or the Fund's Sub-Adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. A Fund may invest in such Rule 2a-7 compliant investment companies for cash management purposes, including as discussed in the "Securities Lending" section below, and to serve as collateral for derivatives positions.

In addition, Rule 12d1-4 under the 1940 Act permits a Fund to invest in other investment companies beyond the statutory limits of Section 12(d)(1)(A), subject to certain conditions. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of other investment companies beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4.

The Funds may invest in unaffiliated underlying funds in reliance on Section 12(d)(1)(G) and Section 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by a Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer’s total outstanding securities during any period of less than thirty days. As a result, shares of an unaffiliated underlying fund held by a Fund in excess of 1% of the unaffiliated underlying fund’s outstanding shares could in certain circumstances be considered illiquid if it is determined that the shares may not be sold in the ordinary course of business within seven days. The liquidity of such excess shares will be considered on a case-by-case basis by SIMC based on the following factors: (i) the Adviser’s knowledge of an unaffiliated underlying fund’s section 12(d)(1)(F) redemption practice upon discussion with the unaffiliated underlying fund’s investment adviser; (ii) the Fund’s past specific redemption experiences with the unaffiliated underlying fund; (iii) the Adviser’s evaluation of general market conditions that may affect securities held by the unaffiliated underlying fund; (iv) the Fund’s ability to accept a redemption in-kind of portfolio securities from the unaffiliated underlying fund; (v) significant developments involving the unaffiliated underlying fund; and (vi) any other information the Adviser deems relevant.

Exchange-Traded Funds. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk and other risks associated with derivatives and will be subject to the requirements of Rule 18f-4 under the 1940 Act. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF’s portfolio securities or other investments, leverage will cause the value of an ETF’s shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF’s investment income, resulting in greater losses. Such ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent a Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises-a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFs present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.

An investment company may not invest in ETFs in excess the limitations prescribed by Section 12(d)(1)(A), provided that such investment company otherwise complies with certain conditions imposed through Rule 12d1-4. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of an ETF beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Certain ETFs that in general do not register as investment companies under the 1940 Act may not produce qualifying income for purposes of the “Qualifying Income Test” or the shares of such ETFs may not be considered “securities” for purposes of the “Asset Test” (as defined below under the heading “Taxes”), which must be met in order for a Fund to maintain its status as a RIC under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test or if a Fund is not considered to be holding sufficient amounts of “securities” than SIMC or the Funds' Sub-Advisers expect, it could cause a Fund to inadvertently fail the Qualifying Income Test or Asset Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Code, unless certain relief provisions (described in more detail under the heading “Taxes”) are available to the Fund.

MiFID II-MiFID II took effect in Member States of the EU on January 3, 2018. MiFID II forms the legal framework governing the requirements applicable to EU investment firms and trading venues and third-country firms providing investment services or activities in the EU. The extent to which MiFID II will have an indirect impact on markets and market participants outside the EU is unclear and yet to fully play out in practice. It will likely impact pricing, liquidity and transparency in most asset classes and certainly impact the research market.

MiFID II prohibits an EU authorized investment firm from receiving investment research unless it is paid for directly by the firm out of its own resources or from a separate research payment account regulated under MiFID II and funded either by a specific periodic research charge to the client or by a research charge that is not collected from the client separately but instead alongside a transaction commission. Specifically, MiFID II will have practical ramifications outside the EU in certain areas such as payment for equity research and fixed income, currency and commodities research. For example, US asset managers acting under the delegated authority of an EU-based asset manager and US asset managers that are part of a global asset management group with one or more EU affiliates may, in practice, have to restructure the way they procure, value and pay for research under US laws and regulations to more closely align with the requirements under MiFID II. Absent appropriate relief or guidance from US regulators, certain aspects of the research payment regime under MiFID II may be incompatible with US law and regulation. Accordingly, it is difficult to predict the full impact of MiFID II on the Funds and the Adviser and Sub-Advisers, but it could include an increase in the overall costs of entering into investments. Shareholders should be aware that the regulatory changes arising from MiFID II may affect each Fund’s ability to adhere to its investment approach and achieve its investment objective.

EU research providers that are MiFID II firms will be obliged to price their research services separately from their execution services. It is uncertain whether these changes will lead to an overall increase in the price of research and/or lead to reduced access to research for the Adviser and Sub-Advisers. While the exact impact of MiFID II and the related Markets in Financial Instruments Regulation on certain Funds and the Adviser and Sub-Advisers remain unclear and will take time to quantify, the impact on them and on the EU financial markets may be material.

OPTIONS-A Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.

Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when a Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Each Fund may trade put and call options on securities, securities indexes and currencies, as SIMC or a Sub-Adviser determines is appropriate in seeking to achieve the Fund’s investment objective, unless otherwise restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of the acquisition of securities by the Fund.

A Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is “covered” if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund’s total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) though a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PARTICIPATION NOTES—P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument.

However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded OTC. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

PUT TRANSACTIONS-A Fund may purchase securities at a price that would result in a yield to maturity lower than generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions that SIMC or a Sub-Adviser believes present minimum credit risks, and SIMC or a Sub-Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put (although the final maturity of the security is later than such date).

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by SIMC or a Sub-Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement at all times. SIMC and the applicable Sub-Advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty.

Under all repurchase agreements entered into by a Fund, the Fund's custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss. A Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. At times, the investments of a Fund in repurchase agreements may be substantial when, in the view of SIMC or the Sub-Adviser(s), liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS-Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. Rule 18f-4 under the 1940 Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act. The Rule permits a Fund to elect whether to treat a reverse repurchase agreement as a borrowing, subject to the asset coverage requirements of Section 18 of the Act, or as a Derivative Transactions under Rule 18f-4. The Funds have elected to treat all reverse repurchase agreements as Derivative Transactions. See “Derivatives” above.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

RISKS OF CYBER-ATTACKS-As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting a Fund, SIMC or any of the Sub-Advisers, a Fund’s distributor, custodian, transfer agent, or any other of a Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber-attacks or other information security breaches in the future. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions.

SECURITIES LENDING-Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to SIMC nor its Sub-Advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities, as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund may invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of an affiliated or unaffiliated registered money market fund or of an affiliated or unaffiliated unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act (see the "Investment Companies" section above). Money market funds may or may not seek to maintain a stable NAV of $1.00 per share. Investing the cash collateral subjects the Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The cash collateral may be invested in the Liquidity Fund, an affiliated unregistered money market fund managed by SIMC and operated in accordance with Rule 12d1-1 under the 1940 Act. Although the Liquidity Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 of the 1940 Act to the extent required by Rule 12d1-1 under the 1940 Act. The Liquidity Fund does not seek to maintain a stable NAV, and therefore its NAV will fluctuate. The cash collateral invested in the Liquidity Fund may be subject to the risk of loss in the underlying investments of the Liquidity Fund. When a Fund invests in the Liquidity Fund, it will bear a pro rata portion of the Liquidity Fund’s expenses, which includes fees paid to SIMC or its affiliates.

SHORT SALES-Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either “against the box” or “uncovered”. A short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

When a Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional equity securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund’s share price and make a Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered Derivative Transactions under the Rule. See “Derivatives” above.

SOCIAL INVESTMENT CRITERIA-The Screened World Equity Ex-US Fund’s portfolio is subject to certain social investment criteria, including its anti-BDS approach. As a result, the Fund’s Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund’s social investment criteria may affect the Fund’s exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS- Swaps are centrally-cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as SOFR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings assets for various reasons. For example, a Fund may enter into a swap (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

Certain Funds may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a “credit event” triggering the seller’s payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

The Funds may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forward contracts between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, a Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). A Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund's assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness, in addition to other risks discussed in this SAI. If a counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that SIMC or a Sub-Adviser believes to be creditworthy.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and NDFs. Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based credit default swap indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES-When-issued and delayed delivery basis, including “TBA” (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value of these securities at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if SIMC or a Sub-Adviser deems it appropriate.

Rule 18f-4 under 1940 Act permits a Fund to enter into when-issued or delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security does not satisfy those requirements, the Fund would need to comply with Rule 18f-4 under the 1940 Act with respect to its when issued or delayed delivery transactions, which are considered Derivative Transactions under the Rule. See “Derivatives” above.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The following percentage limitations (except for the limitation on borrowing and illiquid investments) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of the World Equity Ex-US Fund and Screened World Equity Ex-US Fund and may not be changed with respect to a Fund without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of outstanding shares” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

Each Fund may not:

1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or interpreted from time to time.

2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time..

3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Funds and may be changed by the Board without the consent of the holders of a majority of a Fund’s outstanding shares.

Each Fund may not:

1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with applicable law or as otherwise contractually required.

2.  With respect to the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds, purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3.  Purchase investments, i.e., any investment that the fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investment, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

4.  With respect to 75% of its total assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

5.  With respect to the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds, purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) domestic banks and U.S. branches of foreign banks, which the Fund has determined to be subject to the same regulation as U.S. banks; or (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

6.  Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) participate in the SEI Funds interfund lending program.

7.  Invest in unmarketable interests in real estate limited partnerships or invest directly in real estate except as permitted by the 1940 Act. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

9.  With respect to the World Equity Ex-U.S. and Screened World Equity Ex-U.S. Funds, sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

10(a).  With respect to the World Equity Ex-US and Screened World Equity Ex-US Funds, borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

16.  With respect to the World Equity Ex-US and Screened World Equity Ex-US Funds, invest less than 80% of its net assets in equity securities of foreign companies. A Fund will notify its shareholders at least 60 days prior to any change to this policy.

In addition, each Fund may:

Purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

For purposes of the industry concentration limitation specified in the Prospectus and Statement of Additional Information: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies, such as the World Bank or any affiliate thereof or the United Nations, or related entities, will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although certain transactions are not treated as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund’s investment policies on lending are set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. Certain Funds have adopted a fundamental policy that would permit direct investment in real estate. However, these Funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds (the “Transfer Agent”). SIMC, a wholly-owned subsidiary of SEI Investments Company (“SEI”), is the owner of all beneficial interest in the Administrator and Transfer Agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services. Such services generally include, but are not limited to;

• maintaining books and records related to a Fund’s cash and position reconciliations, and portfolio transactions;

• preparation of financial statements and other reports for the Funds;

• calculating the NAV of the Funds in accordance with the Funds’ valuation policies and procedures;

• tracking income and expense accruals and processing disbursements to vendors and service providers;

• providing performance, financial and expense information for registration statements and board materials;

• providing certain tax monitoring and reporting;

• providing space, equipment, personnel and facilities;

• maintaining share transfer records;

• reviewing account opening documents and subscription and redemption requests;

• calculating and distributing required ordinary income and capital gains distributions; and

• providing anti-money laundering program services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from the reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by a vote of a majority of the Trustees of the Trust on not less than 60 days’ written notice to the Administrator; or (ii) by the Administrator on not less than 90 days’ written notice to the Trust.

Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the average daily net assets of each Fund and paid monthly by the Trust at the following annual rates:

Fund	Administration Fee
World Equity Ex-US Fund	0.05%
Screened World Equity Ex-US Fund	0.05%

For the fiscal years ended May 31, 2021, 2022 and 2023 the following table shows: (i) the dollar amount of fees paid to the Administrator by each Fund; and (ii) the dollar amount of the Administrator’s voluntary fee waivers and/or reimbursements.

	Administration Fees Paid (000)				Administration Fees Waived or Reimbursed (000)
Fund	2021	2022	2023		2021	2022	2023
World Equity Ex-US Fund	$0	$0	$	XX	$4,785	$4,887	$	XX
Screened World Equity Ex-US Fund	$0	$0	$	XX	$58	$68	$	XX

THE ADVISER AND THE SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. As of June 30, 2023, SIMC had approximately $XX billion in assets under management.

SIMC is registered with the SEC as an investment adviser. SIMC also has registered with the National Futures Association as a “commodity pool operator” under the Commodities Exchange Act (“CEA”) with respect to certain products not included in this SAI. SIMC has claimed on behalf of the Funds in accordance with CFTC Regulation 4.5 and other relevant rules, regulations and no-action relief, an exclusion from the definition of the term “commodity pool operator” under the CEA. SIMC is therefore not subject to regulation as a commodity pool operator under the CEA with regard to the operation of the Funds.

Manager of Managers Structure. SIMC is the investment adviser to each of the Funds and operates as a “manager of managers.” SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trustees, to hire, retain or terminate sub-advisers unaffiliated with SIMC for the Funds without submitting the sub-advisory agreements to a vote of the Funds’ shareholders. Among other things, the exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements. The Funds will notify shareholders in the event of any addition or change in the identity of their sub-advisers.

SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of SIMC and the Board, the sub-advisers to the Funds are generally responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Sub-advisers also are responsible for managing their employees who provide services to the Funds.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds’ assets to the Sub-Advisers, monitors and evaluates the Sub-Advisers’ performance and oversees Sub-Advisers’ compliance with the Funds’ investment objectives, policies and restrictions. SIMC has the ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory

Agreements”) with SIMC, and under the supervision of SIMC and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds.

Each Investment Advisory Agreement sets forth a standard of care, pursuant to which the Adviser or Sub-Adviser, as applicable, is responsible for performing services to the Funds, and also includes liability and indemnification provisions.

The continuance of each Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days’ nor more than 60 days’ written notice to SIMC or the Fund’s Sub-Adviser, as applicable, or by SIMC or the Fund’s Sub-Adviser, as applicable, on 90 days’ written notice to the Trust.

In accordance with a separate exemptive order that the Trust and SIMC have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the annual rates set forth in the table below (shown as a percentage of the average daily net assets of each Fund). SIMC then pays the Sub-Advisers out of its contractual advisory fee for sub-advisory services provided to the Funds. The rates paid to each Sub-Adviser vary. The aggregate sub-advisory fees paid by SIMC for the fiscal year ended May 31, 2023 are set forth below as a percentage of the average daily net assets of each Fund.

Fund Name	Contractual Advisory Fee	Aggregate Sub- Advisory Fees Paid
World Equity Ex-US Fund	0.55%	XX %
Screened World Equity Ex-US Fund	0.65%	XX %

SIMC typically waives a portion of the advisory fees it is contractually entitled to receive under the Advisory Agreement. SIMC pays each Sub-Adviser a fee out of its advisory fee. Sub-Advisory fees are based on a percentage of the average daily net assets managed by the applicable Sub-Adviser.

For the fiscal years ended May 31, 2021, 2022 and 2023, the following tables show: (i) the contractual advisory fees that SIMC is entitled to receive from each Fund; (ii) the dollar amount of SIMC’s contractual and voluntary fee waivers; (iii) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (iv) the dollar amount of the fees retained by SIMC.

For the fiscal year ended May, 31, 2023:

Fund Name — Class A Shares	Contractual Advisory Fees (000)		Advisory Fees Waived (000)		Sub-Advisory Fees Paid (000)		Advisory Fees Retained by SIMC (000)
World Equity Ex-US Fund	$	XX	$	XX	$	XX	$	XX
Screened World Equity Ex-US Fund	$	XX	$	XX	$	XX	$	XX

For the fiscal year ended May, 31, 2022:

Fund Name — Class A Shares	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
World Equity Ex-US Fund	$53,760	$29,324	$24,237	$199
Screened World Equity Ex-US Fund	$884	$591	$290	$3

For the fiscal year ended May, 31, 2021:

Fund Name — Class A Shares	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
World Equity Ex-US Fund	$52,635	$26,972	$24,817	$846
Screened World Equity Ex-US Fund	$750	$472	$266	$12

[The Sub-Advisers.]

ACADIAN ASSET MANAGEMENT LLC—Acadian Asset Management LLC ("Acadian") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Screened World Equity Ex-US Funds. Acadian was founded in 1986 and is a subsidiary of BrightSphere Affiliate Holdings LLC, which is an indirectly wholly-owned subsidiary of BrightSphere Investment Group Inc, a publicly listed company on the NYSE.

ALLSPRING GLOBAL INVESTMENTS, LLC—Allspring Global Investments, LLC ("Allspring Investments") serves as Sub-Adviser to the World Equity Ex-US and Screened World Equity Ex-US Funds. Allspring is a Delaware limited liability company. Its predecessor, Wells Capital Management Incorporated ("WellsCap") became a subsidiary of Wells Fargo Bank in 1996 and was formed from existing institutional investment management teams that had been in place since 1981. WellsCap was sold to a holding company affiliated with GTCR LLC and of Reverence Capital Partners, L.P. and established as Allspring Investments in 2021.

DELAWARE INVESTMENTS FUND ADVISERS, A SERIES OF MACQUARIE ASSET MANAGEMENT BUSINESS TRUST—Delaware Investments Fund Advisers ("DIFA"), a series of Macquarie Asset Management Business Trust ("MAMBT"), serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US Fund. MAMBT is a subsidiary of Macquarie Management Holdings, Inc. ("MMHI"). MMHI is a subsidiary and subject to the ultimate control of Macquarie Group Limited ("Macquarie"). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie. Other than Macquarie Bank Limited ("MBL"), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of Banking Act of 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie and an affiliate of DIFA. MBL does not guarantee or otherwise provide assurance in respect of the obligations of that entity, unless noted otherwise.

JUPITER ASSET MANAGEMENT LIMITED—Jupiter Asset Management Limited ("Jupiter") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US Fund. Founded over 35 years ago in 1985, Jupiter’s principal activity has been, and remains, investment management. In 2010, Jupiter Fund Management ("JFM") plc was listed on the London Stock Exchange as a FTSE 250 business.

LAZARD ASSET MANAGEMENT LLC—Lazard Asset Management LLC ("Lazard") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US and Screened World Equity Ex-US Funds. Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

PZENA INVESTMENT MANAGEMENT, LLC—Pzena Investment Management, LLC (“PIM”) serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US Fund. PIM serves as the operating company for Pzena Investment Management, Inc. and both are located at 320 Park Avenue, 8th Floor, New York, New York 10022.

Portfolio Management.

SIMC

Compensation. SIMC compensates each portfolio manager for his or her management of the Funds. Each portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus determined generally as follows.

Portfolio manager compensation is a combination of both Fund performance and SEI Investments Company ("SEI") performance. A majority of each portfolio manager’s compensation is determined by the performance of the Funds for which the portfolio manager is responsible for over both a short-term and long-term time horizon. A final factor is a discretionary component, which is based upon a qualitative review of the portfolio managers and their team.

With respect to the bonus, twenty percent of each portfolio manager's compensation is tied to the corporate performance of SEI (SIMC's ultimate parent company), as measured by the earnings per share earned for a particular year. This percentage is set at the discretion of SEI and not SIMC.

The remaining percentage is based upon each Fund's performance (pre-tax) versus its respective benchmark over a one and three year period.

Ownership of Fund Shares. As of May 31, 2023, the portfolio managers beneficially owned shares of the Funds they manage (which may be through their 401(k) plans), as follows:

Portfolio Manager	Dollar Range of Fund Shares
Rich Carr, CFA	$XX
Jason Collins	$XX

Other Accounts. As of May 31, 2023, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Rich Carr, CFA	XX	$ XX	XX	$ XX	XX	$ XX
Jason Collins	XX	$ XX	XX	$ XX	XX	$ XX

[No account listed above is subject to a performance-based advisory fee.]

Conflicts of Interest. The portfolio managers’ management of registered investment companies other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day management of the Funds’ investments. The other accounts might have similar investment objectives as the Funds.

While the portfolio managers’ management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that are reasonably designed to manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Funds. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Funds. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Funds. Notwithstanding this theoretical conflict of interest, it is SIMC’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Funds, such an approach might not be suitable for the Funds given their investment objectives and related restrictions.

Acadian

Compensation. SIMC pays Acadian a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Acadian and SIMC. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended June 30, 2023.

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in our equity strategies is a team approach, investment team members' compensation is not linked to the performance of specific accounts but rather to the individual's overall contribution to the success of the team and the firm's profitability. This helps to ensure an "even playing field" as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.

Ownership of Fund Shares. As of June 30, 2023, Acadian's portfolio managers did not beneficially own any shares of the World Equity Ex-US and Screened World Equity Ex-US Funds.

Other Accounts. As of June 30, 2023, in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, Acadian's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Brendan O. Bradley	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX
Ryan Taliaferro	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX
Mark Birmingham	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

[*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.]

For all core equity products offered by the firm, including the subject strategy, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of a core equity team of 17 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type. Not reflected: 12 accounts representing $774 million in model advisory contracts where Acadian does not have trading authority.

Acadian has been appointed as adviser or sub-adviser to numerous public and private funds domiciled in the U.S. and abroad. Acadian is not an investment company and does not directly offer mutual funds. The asset data shown under "Registered Investment Companies" reflects Advisory and sub-advisory relationships with U.S. registered investment companies offering funds to retail investors. The asset data shown under "Other Pooled Investment Vehicles" reflects a combination of; 1) Delaware-based private funds where Acadian has been appointed adviser or sub-adviser and 2) Non-U.S.-based funds where Acadian has been appointed adviser or sub-adviser.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the World Equity Ex-US and Screened World Equity Ex-US Funds, which may have different investment guidelines and objectives. In addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the World Equity Ex-US and Screened World Equity Ex-US Funds as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the World Equity Ex-US and Screened World Equity Ex-US Funds and the other accounts. The other accounts may have similar investment objectives or strategies as the World Equity Ex-US and Screened World Equity Ex-US Funds, may track the same benchmarks or indexes as the World Equity Ex-US and Screened World Equity Ex-US Funds track and may sell securities that are eligible to be held, sold or purchased by the World Equity Ex-US and Screened World Equity Ex-US Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the World Equity Ex-US and Screened World Equity Ex-US Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the World Equity Ex-US and Screened World Equity Ex-US Funds.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

Allspring Investments

Compensation.  SIMC pays Allspring Investments a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Allspring Investments and SIMC. Allspring Investments pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex-US. The following information relates to the period ended June 30, 2023.

The compensation structure for Allspring Investment's portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority and a portfolio manager's team size, scope and assets under management when determining his/her fixed base salary. In addition, portfolio managers, who meet the eligibility requirements, may participate in Wells Fargo's 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investment's investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5- year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Average Annual Total Returns" table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

Ownership of Fund Shares.  As of June 30, 2023, Allspring Investment's portfolio managers did not beneficially own any shares of the World Equity Ex-US and Screened World Equity Ex-US Funds.

Other Accounts.  As of June 30, 2023, in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, Allspring Investment's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Maulik Bhansali, CFA	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX
Jarad Vasquez	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX
Dale Winner, CFA**	XX	$	XX	XX	$	XX	XX	$	XX
Venkateshwar (Venk) Lal**	XX	$	XX	XX	$	XX	XX	$	XX
Harindra de Silva, Ph.D.	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX
David Krider	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX
Ryan Brown**	XX	$	XX	XX	$	XX	XX	$	XX

[*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.]

[**  None of these accounts are subject to a performance-based advisory fee.]

Conflicts of Interest. Allspring Investment's portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

DIFA

Compensation. SIMC pays DIFA a fee based on the assets under management of the World Equity Ex-US Fund as set forth in an investment sub-advisory agreement between DIFA and SIMC. DIFA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US Fund. The following information relates to the period ended June 30, 2023.

Base Salary. Each portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus. Global Value Equity Portfolio Managers. Fixed remuneration is determined by the individual's skills, contribution to Macquarie's success and competitor analysis to attract and retain the highest caliber staff. Performance based remuneration is in the form of profit share which is discretionary in nature and truly variable. Performance-based profit share is allocated to Macquarie businesses and, in turn, to individuals based on performance. Performance is primarily assessed based on relative contribution to profits while taking into account capital usage and risk management. This results in businesses and individuals being motivated to increase earnings and to use shareholder funds efficiently, consistent with prudent risk-taking. The Global Value Equity team is a separate profit center within Macquarie and they receive a portion of the profits generated by the Global Value Equity Business. Performance assessment and profit share split is a function of many aspects; these are listed below in decreasing order of significance: (i) profitability of the funds managed (as revenue is generated from management fees, profitability is a function of the assets under) (ii) performance of equity funds excess to benchmark and relative to peers over 1-, 3-, and 5-years; (iii) research quality and efficiency; (iv) product development initiative; and (v) overall business unit profitability. In addition, other qualitative measures are used in assessing individual performance, such as: how business is done, governance and compliance, long-term sustainability, people leadership, and adherence to Macquarie's goals and values. Staff are motivated to work co-operatively given that their profit share will reflect Macquarie's overall performance, the relative performance of their business and their individual contribution. Macquarie endorses profit share retention whereby a proportion is retained and notionally invested in underlying assets/funds the individual is responsible for aligning employees' interests with those of the wider business.

Bonus. International Value Equity/Quantitative Equity Portfolio Manager. Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in February/March and takes effect from July 1 of that year. Aggregate staff profit share is linked to Macquarie’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding, and risk. Macquarie operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Compensation is not directly based on the pre or post tax performance of the World Equity Ex-US Fund over a certain period. However, performance of the World Equity Ex-US Fund may be one factor taken into account in determining compensation.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within Macquarie Asset Management Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Fund Shares. As of June 30, 2023, DIFA's portfolio managers did not beneficially own any shares of the World Equity Ex-US Fund.

Other Accounts. As of June 30, 2023, in addition to the World Equity Ex-US Fund, DIFA's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Jens Hansen	XX	$	XX	XX	$	XX	XX	$	XX
Klaus Petersen	XX	$	XX	XX	$	XX	XX	$	XX
Claus Juul	XX	$	XX	XX	$	XX	XX	$	XX
Asa Annerstedt	XX	$	XX	XX	$	XX	XX	$	XX
Allen Saustrup Jensens, CFA	XX	$	XX	XX	$	XX	XX	$	XX
Chris Gowlland, CFA	XX	$	XX	XX	$	XX	XX	$	XX

[None of the accounts listed above are subject to a performance-based advisory fee.]

Conflicts of Interest. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the World Equity Ex-US Fund and the investment action for each other fund or account and the World Equity Ex-US Fund may differ. For example, one account or fund may be selling a security, while another account or fund maybe purchasing or holding the same security. As a result, transactions executed for one account and the World Equity Ex-US Fund may adversely affect the value of securities held by another fund or account. Additionally, the management of multiple other funds or accounts and the World Equity Ex-US Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the World Equity Ex-US Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While DIFA's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Jupiter

Compensation. SIMC pays Jupiter a fee based on the assets under management of the World Equity Ex-US Fund as set forth in an investment sub-advisory agreement between Jupiter and SIMC. Jupiter pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US Fund. The following information relates to the period ended June 30, 2023.

We offer investment management staff a competitive salary and benefits package, which has been an important factor in ensuring low levels of staff turnover in recent years. All employees are eligible for participation in the annual bonus scheme. Bonus payments are discretionary and based on employee performance and contribution to Jupiter. A proportion of annual bonus is deferred and awards generally vest in annual equal tranches over three years, subject to a continuing employment requirement. No further performance conditions apply to bonus deferrals as, in determining the original bonus amount, the Remuneration Committee has been satisfied that performance objectives have been met.

Investment Manager bonuses are discretionary and are closely linked to the performance of their funds. Particular attention is given to performance over one, three and five years, the investment manager’s overall contribution to Jupiter, their risk, conduct and compliance and the AUM they manage. Investment Managers have half of their bonus deferral as an option over JFM plc shares, and half as an option over units in a fund they manage to create alignment with the interests of clients. In addition, Investment Managers have half of any upfront cash bonus delivered as a deferral over either JFM plc shares or fund units in a fund they manage. This short-term deferral vests immediately, but is subject to a six-month retention period before it can be exercised.

Stewardship is formally a component of each Investment Manager’s objectives and each Investment Manager has unique stewardship priorities. The CIO Office oversees these objectives and monitors, reviews and assists our investment personnel in meeting them through this oversight analysis of material ESG factors integrated across the investment team.

Ownership of Fund Shares. As of June 30, 2023, Jupiter’s portfolio managers did not beneficially own any shares of the World Equity Ex-US Fund.

Other Accounts. As of June 30, 2023 in addition to the World Equity Ex-US Fund, Jupiter’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Dermot Murphy	XX	$	XX	XX	$	XX	XX	$	XX
Ben Whitmore	XX	$	XX	XX	$	XX	XX	$	XX

[None of these accounts are subject to a performance-based advisory fee.]

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the World Equity Ex-US Fund which may have different investment guidelines and objectives. In addition to the World Equity Ex-US Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Jupiter’s management of the World Equity Ex-US Fund and other accounts, which, in theory, may allow Jupiter to allocate investment opportunities in a way that favors other accounts over the World Equity Ex-US Fund. This conflict of interest may be exacerbated to the extent that Jupiter or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the World Equity Ex-US Fund. Jupiter (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the World Equity Ex-US Fund. To the extent a particular investment is suitable for both the World Equity Ex-US Fund and the other accounts, such investments will be allocated between the World Equity Ex-US Fund and the other accounts in a manner that Jupiter determines is fair and equitable under the circumstances to all clients, including the World Equity Ex-US Fund.

To address and manage these potential conflicts of interest, Jupiter has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Lazard

Compensation. SIMC pays Lazard a fee based on the assets under management of the World Equity Ex-US and Screened World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Lazard and SIMC. Lazard pays its investment professionals out of its total revenues and other resources, including the sub-

advisory fees earned with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds. The following information relates to the period ended June 30, 2023.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (generally as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Ownership of Fund Shares. As of June 30, 2023, Lazard's portfolio managers did not beneficially own any shares of the World Equity Ex-US and Screened World Equity Ex-US Funds.

Other Accounts. As of June 30, 2023, in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, Lazard's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts		Total Assets (in millions)
Louis Florentin-Lee	XX	$	XX	XX	$	XX	XX		$	XX
	XX	$	XX	XX	$	XX	XX		$	XX
Barnaby Wilson, CFA	XX	$	XX	XX	$	XX	XX		$	XX
	XX	$	XX	XX	$	XX	XX		$	XX
Robert Failla, CFA	XX	$	XX	XX	$	XX	XX		$	XX
	XX	$	XX	XX	$	XX	XX		$	XX
Paul Moghtader, CFA	XX	$	XX	XX	$	XX	XX		$	XX
	XX	$	XX	XX	$	XX	XX	*	$	XX
Susanne Willumsen	XX	$	XX	XX	$	XX	XX		$	XX
	XX	$	XX	XX	$	XX	XX	*	$	XX
Taras Invanenko	XX	$	XX	XX	$	XX	XX		$	XX
	XX	$	XX	XX	$	XX	XX	*	$	XX
Peter Kashanek	XX	$	XX	XX	$	XX	XX		$	XX
	XX	$	XX	XX	$	XX	XX	*	$	XX
Alex Lai	XX	$	XX	XX	$	XX	XX		$	XX
	XX	$	XX	XX	$	XX	XX	*	$	XX
Ciprian Marin	XX	$	XX	XX	$	XX	XX		$	XX
	XX	$	XX	XX	$	XX	XX	*	$	XX

[* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.]

Conflicts of Interest. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the World Equity Ex-US and Screened World Equity Ex-US Funds may invest or that may pursue a strategy similar to World Equity Ex-US and Screened World Equity Ex-US Funds' investment strategies implemented by Lazard (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the World Equity Ex-US and Screened World Equity Ex-US Funds are not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, the World Equity Ex-US and Screened World Equity Ex-US Funds are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the World Equity Ex-US and Screened World Equity Ex-US Funds and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the World Equity Ex-US and Screened World Equity Ex-US Funds. In addition, the World Equity Ex-US and Screened World Equity Ex-US Funds are registered investment companies, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the World Equity Ex-US and Screened World Equity Ex-US Funds and the corresponding Similar

Accounts, and the performance of securities purchased for the World Equity Ex-US and Screened World Equity Ex-US Funds may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the World Equity Ex-US and Screened World Equity Ex-US Funds. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the World Equity Ex-US and Screened World Equity Ex-US Funds.

4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the World Equity Ex-US and Screened World Equity Ex-US Funds.

5. The portfolio managers noted with an * in the table above manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the World Equity Ex-US and Screened World Equity Ex-US Funds.

6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the World Equity Ex-US and Screened World Equity Ex-US Funds, which could have the potential to adversely impact the World Equity Ex-US and Screened World Equity Ex-US Funds, depending on market conditions. In addition, if the World Equity Ex-US and Screened World Equity Ex-US Funds' investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the World Equity Ex-US and Screened World Equity Ex-US Funds' and such Similar Accounts' investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the World Equity Ex-US and Screened World Equity Ex-US Funds to the extent it invests "long" in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the World Equity Ex-US and Screened World Equity Ex-US Funds, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the World Equity

Ex-US and Screened World Equity Ex-US Funds or the price paid or received by the World Equity Ex-US and Screened World Equity Ex-US Funds.

8. Under Lazard's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a "Limited Offering"), Lazard will generally allocate Limited Offering shares among client accounts, including the World Equity Ex-US and Screened World Equity Ex-US Funds, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

PIM

Compensation. SIMC pays PIM a fee based on the assets under management of the World Equity Ex-US Fund as set forth in an investment sub-advisory agreement between PIM and SIMC. PIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US Fund. The following information relates to the period ended June 30, 2023.

PIM’s compensation philosophy is to reward long-term superior performers with total compensation at or near the top quartile of the asset management industry. As with all investment professionals at PIM, portfolio managers are compensated through a combination of a fixed base salary, annual discretionary bonus, and equity ownership, if appropriate, due to superior personal performance. Base pay is set to be in line with industry averages, and when setting the level of discretionary bonuses, both quantitative and qualitative measures are considered; however, bonuses are not based on Fund performance or assets of the Fund. For investment professionals, PIM examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, PIM considers all of the contributions that an employee has made and is likely to make in the future. PIM avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking, which is contrary to the firm’s value investment philosophy. Ownership is provided to professionals who have contributed meaningfully to the long-term success of the organization, and is the primary tool used by PIM for attracting and retaining the best people. Employees invited into the partnership generally receive an initial share grant at no cost to them and are subsequently offered opportunities to exchange cash compensation for additional shares. Equity ownership ties personnel to long-term performance as the value of their ownership stake depends on our delivering superior long-term results to investors. All portfolio managers of the Fund are equity owners of PIM.

Ownership of Fund Shares. As of June 30, 2023, PIM’s portfolio managers did not beneficially own any shares of the World Equity Ex-US Fund.

Other Accounts. As of June 30, 2023, in addition to the World Equity Ex-US Fund, PIM’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Caroline Cai, CFA	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX
Allison Fisch	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

John Goetz	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

[* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.]

Conflicts of Interest. In PIM’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of the firm’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and PIM’s policy or procedure for handling such conflicts. Although PIM has designed such procedures to prevent and address conflicts, there is no guarantee that these procedures will detect every situation in which a conflict could arise.

The management of multiple Accounts inherently carries the risk that there may be competing interests for the portfolio management team’s time and attention. PIM seeks to minimize this by using one investment approach (i.e., classic value investing) and by managing all Accounts on a strategy-specific basis.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity; however, PIM has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. With respect to partial fills for an order, depending on the size of the execution, PIM may choose to allocate the executed shares on a pro-rata basis or on a random basis. As with all trade allocations, each Account generally receives pro-rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new-issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, a client-imposed trading prohibition on IPOs or on the business of the issuer, and brokerage restrictions.

With respect to securities transactions for the Accounts, PIM determines which broker to use to execute each order, consistent with its duty to seek best execution. PIM will bunch or aggregate like orders when it believes doing so will be beneficial to the Accounts. However, with respect to certain Accounts, PIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, PIM may place separate, nonsimultaneous transactions for the Fund and another Account, which may temporarily impact the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, PIM has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by PIM’s Access Persons and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to reporting requirements and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of the firm’s principals, affiliates, or employees or their immediate family that are managed by PIM) are subject to written trade allocation procedures designed to ensure fair treatment of client accounts.

PIM manages some Accounts under performance-based fee arrangements. PIM recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, the firm generally requires portfolio decisions to be made on a product-specific basis. PIM also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, the firm requires average pricing of all aggregated orders. Finally, PIM has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help the firm mitigate some of the conflicts that its management of private investment companies would otherwise present. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the “Distributor”) serves as each Fund’s distributor. The Distributor, a wholly-owned subsidiary of SEI, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund’s distributor pursuant to a distribution agreement (the “Distribution Agreement”) with the Trust. The Distribution Agreement is reviewed and approved at least annually by: (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities (as defined under the 1940 Act) of the Trust; and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or “interested persons” (as defined under the 1940 Act) of any such party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days’ notice by the Trust’s Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

The Funds may execute brokerage or other agency transactions through the Distributor, for which the Distributor may receive compensation.

The Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds’ shares.

Distribution Expenses Incurred by Adviser. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may, from time to time, provide certain financial institutions, without charge, asset allocation models and strategies, custody services, risk assessment tools and other investment information and services.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The payments discussed above may be significant to the financial institutions receiving them and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources and are not charged to the Funds.

Although a Fund may use broker-dealers that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, SIMC and the Funds’ Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

[SECURITIES LENDING ACTIVITY]

The table below sets forth the gross income received by certain Funds from securities lending activities during the fiscal year ended May 31, 2023. The table also shows the fees and/or other compensation paid by the applicable Funds, any other fees or payments incurred by each Fund resulting from lending securities providers, and the net income earned by the Funds for securities lending activities.

World Equity Ex-US Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$	XX
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$	XX
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$	XX
Administrative fees not included in revenue split	$	XX
Indemnification fee not included in revenue split	$	XX
Rebate (paid to borrower)	$	XX
Other fees not included in revenue split	$	XX
Aggregate fees/compensation for securities lending activities	$	XX
Net Income from securities lending activities	$	XX

Goldman Sachs Bank USA, d/b/a Goldman Sachs Agency Lending ("Goldman Sachs") acts as securities lending agent for certain Funds.

The services provided by Goldman Sachs include facilitating the lending of the Funds' available securities to approved borrowers and negotiating the terms and conditions of each loan with a borrower; investing any collateral received in connection with securities loaned until contrary instructions are received by the lender; marking to market on a daily basis; monitoring the marked value of the collateral delivered in connection with a securities loan and requesting sufficient margin be delivered; and instructing a borrower to return loaned securities at the termination of a loan.

[During the most recent fiscal year, the Screened World Equity Ex-US Fund did not engage in securities lending.]

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and therefore have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have adverse material effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds’ Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time SIMC presents to the Board information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser and SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of SIMC and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every other year, the Sub-Advisers, to review such services. Among other things, the Board regularly considers the Sub-Advisers’ adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust’s Chief Compliance Officer regularly reports to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report, any material changes to the policies and procedures since the date of the last report, any recommendations for material changes to the policies and procedures and any material compliance matters since the date of the last report.

The Board receives reports from the Valuation Designee and the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Valuation Designee provides quarterly reports to the Board concerning investments for which market prices are not readily available or may be unreliable. The independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements annually, focusing on major areas of financial statement risk encountered by the Funds and noting any significant deficiencies or material weaknesses that were identified in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their respective reviews of these reports and discussions with SIMC, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit

Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds’ other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are nine members of the Board, seven of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. James M. Williams, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees.

In his role as lead independent Trustee, Mr. Williams, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust; however, each Trustee who is not an interested person of the Trust must retire from the Board by the end of the calendar year in which the Trustee attains the age of 75 years. Current members of the Board may, upon the unanimous vote of the Governance Committee and a majority vote of the full Board, continue to serve on the Board for a maximum of five successive one calendar year terms after attaining the age of 75 years. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (Born: 1946)—Chairman of the Board of Trustees* (since 1995) — President and Chief Executive Officer of the Trust 2005. SEI employee since 1974; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. President, Chief

Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of The Advisors’ Inner Circle Fund III from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

WILLIAM M. DORAN (Born: 1940)—Trustee* (since 1995)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner of Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978. Director of SEI Investments since 1985. Director of the Distributor since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*	Messrs. Nesher and Doran are Trustees deemed to be “interested persons” (as that term is defined in the 1940 Act) of the Funds by virtue of their relationships with SEI.

Independent Trustees.

NINA LESAVOY (Born: 1957)—Trustee (since 2003)—Founder and Managing Director of Avec Capital (strategic fundraising firm) since April 2008. Managing Director of Cue Capital (strategic fundraising firm) from March 2002 to March 2008. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

JAMES M. WILLIAMS (Born: 1947)—Trustee (since 2004)—Vice President and Chief Investment Officer of J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President of Harbor Capital Advisors and Harbor Mutual Funds from 2000 to 2002. Manager of Pension Asset Management at Ford Motor Company from 1997 to 1999. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

HUBERT L. HARRIS, JR. (Born: 1943)—Trustee (since 2008)—Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer of INVESCO North America from August 2003 to December 2005. Chief Executive Officer and Chair of the Board of Directors of AMVESCAP Retirement, Inc. from January 1998 to August 2005. Director of AMVESCAP PLC from 1993 to 2004. Served as a director of a bank holding company from 2003 to 2009. Director of Aaron’s Inc. since August 2012. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

SUSAN C. COTE (Born: 1954)—Trustee (since 2016)—Retired since July 2015. Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women’s Foundation from 2012 to 2017. Americas Director of Asset Management of Ernst & Young LLP from 2006 to 2013. Global Asset Management Assurance Leader of Ernst & Young LLP from 2006 to 2015. Partner of Ernst & Young LLP from 1997 to 2015. Employee of Prudential from 1983 to 1997. Member of the Ernst & Young LLP Retirement Investment Committee from 2009 to 2015. Trustee of SEI Insurance Products Trust from 2016 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

JAMES B. TAYLOR (Born: 1950)—Trustee (since 2018)—Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Director at Delta Air Lines from 1983 to 1985. Assistant Vice President at Delta Air Lines from 1985 to 1995. Chief Investment Officer at Delta Air Lines from 1995 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000. Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

CHRISTINE REYNOLDS (Born 1958)—Trustee (since 2019)—Retired since December 2016. Executive Vice President at Fidelity Investments from 2014 to 2016. President at Fidelity Pricing and Cash Management Services (“FPCMS”) and Chief Financial Officer of Fidelity Funds from 2008 to 2014. Chief Operating Officer of FPCMS from 2007 to 2008. President, Treasurer at Fidelity Funds from 2004 to 2007. Anti-Money Laundering Officer at Fidelity Funds in 2004. Executive Vice President at Fidelity Funds from 2002 to 2004. Audit Partner at PricewaterhouseCoopers from 1992 to 2002. Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

THOMAS MELENDEZ (Born 1959)—Trustee (since 2021)—Retired since April 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002. Trustee of Boston Children’s Hospital, The Partnership Inc. (non-profit organizations) and Brae Burn Country Club. Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, Adviser Managed Trust and SEI Exchange Traded Funds. Independent Consultant of New Covenant Funds and SEI Catholic Values Trust.

There are currently 27 Funds in the Trust and 97 Funds in the Fund Complex.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the various SEI Trusts since 1989.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the various SEI Trusts since 1982.

The Trust has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry, and the experience she has gained serving as Trustee of the various SEI Trusts since 2003 and the various SEI Trusts' Governance Chair since 2014.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company’s pension assets, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the various SEI Trusts since 2004.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries, and the experience he has gained serving as Trustee of the various SEI Trusts since 2008.

The Trust has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and the experience she has gained as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

The Trust has concluded that Mr. Taylor should serve as Trustee because of his education, knowledge of financial services and investment management, and the experience he has gained as a Chief Investment Officer at an endowment of a large university, and other professional experience gained through his prior employment and leadership positions.

The Trust has concluded that Ms. Reynolds should serve as Trustee because of the experience she has gained in her various roles with Fidelity, which she joined in 2002, including Chief Financial Officer of Fidelity Funds, her experience as a partner of a major accounting firm, and her experience in and knowledge of the financial services industry.

The Trust has concluded that Mr. Melendez should serve as Trustee because of the experience he has gained as an executive and portfolio manager of an investment management firm, his experience in and knowledge of the financial services industry, and other professional experience gained through his prior employment and leadership positions.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Trust’s independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Trust’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (ix) other audit-related matters. In addition, the Audit Committee is responsible for the oversight of the Trust’s compliance program. Messrs. Williams, Harris, Taylor and Melendez and Mmes. Lesavoy, Cote and Reynolds currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the Trust’s most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of “interested” (as defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust’s offices. Messrs. Williams, Harris, Taylor and Melendez and Mmes. Lesavoy, Cote and Reynolds currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met four (4) times during the Trust’s most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds and shares of funds in the Fund Complex as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)**
Interested
Mr. Nesher	$50,001-$100,000 (World Equity Ex-US Fund)	Over $100,000
Mr. Doran	Over $100,000 (World Equity Ex-US Fund)	Over $100,000
Independent
Ms. Lesavoy	None	Over $100,000
Mr. Williams	None	$50,001-$100,000
Mr. Harris	None	None
Ms. Cote	None	None
Mr. Taylor	None	None
Ms. Reynolds	None	None
Mr. Melendez	None	None

*  Valuation date is December 31, 2022.

**  The Fund Complex currently consists of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Board Compensation. The Trust and the Fund Complex paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Interested
Mr. Nesher	$0	$0	$0	$0
Mr. Doran	$0	$0	$0	$0
Independent
Ms. Lesavoy	$156,589	$0	$0	$327,500
Mr. Williams	$161,371	$0	$0	$337,500
Mr. Johnson^	$144,634	$0	$0	$302,500
Mr. Harris	$144,634	$0	$0	$302,500
Ms. Cote	$156,589	$0	$0	$327,500
Mr. Taylor	$144,634	$0	$0	$302,500
Ms. Reynolds	$144,634	$0	$0	$302,500
Mr. Melendez	$108,100	$0	$0	$227,500

^ Mr. Mitchell A. Johnson retired from the Board of Trustees effective December 31, 2022, after having dutifully served on the SEI Funds' Board since 2007.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Institutional Investments Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Stephen Panner, the Chief Compliance Officer of the Trust, receives compensation from the Trust for his services. The Trust’s Chief Compliance Officer serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro rata share of the aggregate compensation payable to the Chief Compliance Officer for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor or until earlier resignation or removal.

ROBERT A. NESHER (Born: 1946)—President and Chief Executive Officer (since 2005)—See biographical information above under the heading “Interested Trustees.”

TIMOTHY D. BARTO (Born: 1968)—Vice President, Secretary and Chief Legal Officer (since 2002)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

GLENN R. KURDZIEL (Born: 1974)—Assistant Controller (since 2017)—Senior Manager of Funds Accounting of SEI Investments Global Funds Services since 2005.

STEPHEN F. PANNER (Born: 1970)— Chief Compliance Officer (since 2022)—Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

STEPHEN G. MACRAE (Born: 1967)—Vice President (since 2012)—Director of Global Investment Product Management since January 2004.

DAVID F. MCCANN (Born: 1976)—Vice President and Assistant Secretary (since 2009)—General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney at Drinker Biddle & Reath, LLP (law firm) from May 2005 to October 2008.

KATHERINE MASON (Born: 1979)—Vice President and Assistant Secretary (since 2022)—Consulting Attorney at Hirtle, Callaghan & Co. (investment company) from October 2021 to June 2022. Attorney at Stradley Ronon Stevens & Young, LLP (law firm) from September 2007 to July 2012.

DONALD DUNCAN (Born: 1964)—Anti-Money Laundering Compliance Officer and Privacy Officer (since 2023)—Anti-Money Laundering Compliance Officer and Privacy Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds since 2023. Chief

Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board’s general oversight. As required by applicable regulations, SIMC must vote proxies in a manner consistent with the best interest of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a “Client”) and must not place its own interests above those of its Clients. SIMC has adopted its own written proxy voting policies, procedures and guidelines that are reasonably designed to meet this purpose (the “Procedures”). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC has elected to retain an independent proxy voting service (the “Service”) to vote proxies with respect to its Clients. The Service votes proxies in accordance with guidelines (the “Proxy Guidelines”) approved by SIMC’s Proxy Voting Committee (the “Proxy Committee”) with certain limited exceptions as outlined below. The Proxy Guidelines set forth the manner in which SIMC will vote, or the manner in which SIMC shall determine how to vote, with respect to matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and, in most cases, vote the proxies in accordance with the Proxy Guidelines.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Proxy Guidelines. SIMC retains the authority to overrule the Service’s recommendation in certain scenarios (as listed below) and instruct the Service to vote in a manner in variance with the Service’s recommendation:

•	Requests by Sub-Advisers to Direct Proxy Votes. Sub-Advisers retained by SIMC to manage the Funds may contact SIMC with requests that SIMC direct a proxy vote in a particular solicitation which would differ from the Service’s recommendation.

•	Recommendations by Engagement Vendor. In addition to retaining the Service, SIMC has also engaged a third party vendor to assist with engagement services (the “Engagement Service”). The Engagement Service strives to help investors manage reputational risk and increase corporate accountability through proactive, professional and constructive engagement. It does so by collaborating with investors, facilitating avenues of active ownership (including direct, constructive dialogue with companies) and assisting with shareholder resolutions and proxy voting decisions. As a result of this process, the Engagement Service will at times provide SIMC with proxy voting recommendations that may conflict with the Proxy Guidelines. Recommendations from the Engagement Service to potentially override the Service’s recommendation are expected to be limited to proxy matters that bear on the subject of the engagement with that issuer.

In all circumstances identified above, the Proxy Committee shall convene and adhere to the conflicts provisions of the Procedures. For any proposal where the Proxy Committee determines that SIMC does not have a material conflict of interest, the Proxy Committee may overrule the Service’s recommendation if the Proxy Committee reasonably determines that doing so is in the best interest of the Clients. For any proposal where the Proxy Committee determines that SIMC has a material conflict of interest, SIMC must vote in accordance with the Service’s recommendation unless it has first fully disclosed to each Client holding the security at issue the nature of the conflict and obtained each Client’s consent as to how SIMC will vote on the proposal. If the Proxy Committee decides to overrule the Service’s recommendation, the Proxy Committee shall maintain a written record setting forth the basis of its decision.

In some circumstances, SIMC may determine it is in the best interest of its Clients to abstain from voting certain proxies. These include (but are not necessarily limited to) the following circumstances:

•	Proxy Guidelines do not cover an issue;

•	The Service does not make a recommendation on the issue;

•	SIMC determines that the costs of voting exceed the expected benefits to Clients;

•	The accounts engage in securities lending;

•	The vote is subject to “share blocking,” which requires investors who intend to vote to surrender the right to dispose of their shares until after the shareholder meeting, potentially creating liquidity issues; and

•	The Proxy Committee is unable to convene to determine whether the proposal would be in the Client’s best interests.

With respect to proxies of an affiliated investment company or series thereof, SIMC will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”).

With respect to proxies in foreign jurisdictions, certain countries or issuers may require SIMC to have a duly executed power of attorney in place with such country or issuer in order to vote a proxy. The Service may execute, on behalf of SIMC, power of attorney requirements in order to satisfy these requirements. Under circumstances where the issuer, not the jurisdiction, requires an issuer-specific, shareholder-specific or other limited power of attorney in order to vote a proxy, the Service will coordinate with SIMC in order to execute such power of attorney. In these instances, it may not be convenient or practicable to execute a power of attorney in sufficient time to vote proxies in that meeting, and SIMC may abstain from voting.

For each proxy, SIMC maintains all related records as required by applicable law. The Trust is required to file how all proxies were voted with respect to portfolio securities held by the Funds. A Client may obtain, without charge, a copy of SIMC’s Procedures and Proxy Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or on the SEC’s website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund may be purchased in exchange for securities included in the Fund subject to the Administrator’s determination that the securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and subscription of other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (i) such securities are appropriate for the Fund at the time of the exchange; (ii) such securities are acquired for investment and not for resale; (iii) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act or otherwise; (iv) such securities are traded on the American Stock Exchange, the NYSE or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (v) the securities may be acquired under the investment restrictions applicable to the Fund.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust’s net assets.

A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder’s basis in the shares of the Trust redeemed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the Funds’ securities is not reasonably practicable or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, SIMC, the Administrator, the Distributor, the Funds’ Sub-Advisers and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

[TAXES]

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company and Taxation of the Funds. Each Fund has elected and intends to qualify to be treated as a RIC under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is timely distributed to shareholders. In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which a Fund owns a 20% or greater voting interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for RICs is similar to the rules that apply to capital loss carryovers of individuals and provide that such losses are carried over by a Fund indefinitely. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code. For more information about the amount of capital loss carry-forwards for the most recent fiscal year, please refer to the Annual Report of the Funds.

Excise Taxes. Notwithstanding the Distribution Requirement described above, which generally only requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Fund Distributions. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by a Fund will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. In addition, the investment strategies of certain Funds may limit their ability to make distributions eligible to be reported as qualified dividend income.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. In addition, the investment strategies of certain Funds may limit their ability to make distributions eligible for the dividends received deduction.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders at a current maximum rate of 20% regardless of how long you have held your shares in such Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment, though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

A Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

Net Investment Income Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Sales, Exchanges, or Redemptions of Shares. If you are subject to tax, any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who holds Fund shares as capital assets, will for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Each Fund (or its administrative agent) must report to the IRS and furnish to shareholders the cost basis information for shares. In addition to reporting the gross proceeds from the sale of its shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, each Fund will use a default cost basis method, which has been separately communicated to you. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Foreign Taxes. Dividends and interest received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and intends to, file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and United States possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Federal Tax Treatment of Certain Fund Investments. A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to a Fund and/or defer such Fund’s ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by such Fund.

Certain derivative investment by the Funds, such as exchange-traded products (including exchange-traded commodity pools) and OTC derivatives may not produce qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination under the “Asset Test” with respect to such derivatives.

A Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (Section 1256 Contracts) as of the end of the year as well as those actually realized during the year. Gain or loss from Section

1256 Contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by such Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

A Fund’s transactions in foreign currencies and forward currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes. Accordingly, in order to avoid certain income and excise taxes, each Fund may be required to liquidate its investments at a time when the investment advisor might not otherwise have chosen to do so.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” (“QEF”) the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the Distribution Requirement set forth above. Amounts included in income each year by a Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Under final Treasury Regulations, a RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under section 163(j) of the Internal Revenue Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. However, such holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31, which provide that income from certain commodity-linked derivative instruments that certain Funds may invest in, may not be considered qualifying income for purposes of satisfying the Qualifying Income Test for qualification as a RIC. Each Fund will attempt to restrict its income from commodity-linked derivative instruments that it believes do not generate qualifying income, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, a Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which a Fund invests in commodities or commodity-linked derivative instruments directly may be limited by the requirements of Subchapter M of the Code, which each Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with such requirements would have significant negative tax consequences to Fund shareholders. As described in more detail above under “Taxes - Qualification as a Regulated Investment Company and Taxation of the Funds” a Fund may be able to cure a failure to meet the qualifying income requirement in certain circumstances, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in the Subsidiary, each Commodity Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, each Commodity Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “Subpart F” income (discussed further below) and any GILTI for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets.

Each of the Commodity Funds may gain most of its exposure to the commodities markets through its investment in its own Subsidiary, which invests directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Commodity Funds’ investment in their respective Subsidiaries is expected to provide the Commodity Funds with exposure to the commodities markets within the limitations of the federal tax requirements of

Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Commodity Funds attributable to their investment in a Subsidiary is “qualifying income” to the Commodity Funds to the extent that such income is derived with respect to the Commodity Fund’s business of investing in stock, securities or currencies. Each Commodity Fund expects its “Subpart F” income attributable to its investment in its Subsidiary to be derived with respect to the Commodity Fund’s business of investing in stock, securities or currencies. Accordingly, each Commodity Fund expects its “Subpart F” income attributable to its investment in a Subsidiary to be treated as “qualifying income.” The Adviser will carefully monitor the Commodity Funds’ investments in their respective Subsidiaries to ensure that no more than 25% of a Commodity Fund’s assets are invested in its Subsidiary.

Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent a Commodity Fund invests in its Subsidiary and recognizes “Subpart F” income or GILTI in excess of actual cash distributions from the Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. “Subpart F” income also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities.

A Commodity Fund’s recognition of any “Subpart F” income or GILTI from an investment in its Subsidiary will increase the Commodity Fund’s tax basis in the Subsidiary. Distributions by a Subsidiary to a Commodity Fund, including in redemption of the Subsidiary’s shares, will be tax free, to the extent of the Subsidiary’s previously undistributed “Subpart F” income or GILTI, and will correspondingly reduce the Commodity Fund’s tax basis in its Subsidiary, and any distributions in excess of the Commodity Fund’s tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to a Commodity Fund’s shares of its Subsidiary will not be currently recognized. A Commodity Fund’s investment in its Subsidiary will potentially have the effect of accelerating the Commodity Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of its Subsidiary’s income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset the income earned by a Commodity Fund. In addition, the net losses incurred during a taxable year by a Subsidiary cannot be carried forward by such Subsidiary to offset gains realized by it in subsequent taxable years. A Commodity Fund will not receive any credit in respect of any non-U.S. tax borne by its Subsidiary.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) a Fund invests in residual interests of REMICs; (ii) a Fund invests in a REIT that is a taxable mortgage pool (TMP) or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC; or (iii) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. There are no restrictions preventing a Fund from holding investments in REITs that generate UBTI to their shareholders. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from his or her retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor regarding the federal, state and local tax implications of investing in Fund shares.

Backup Withholding. A Fund will be required in certain cases to withhold, at a rate of 24%, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien). Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders. If you are not a citizen or permanent resident of the United States, a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. A Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a “qualified short-term capital gain dividend,” which if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax, in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Non-U.S. Investors are encouraged to consult their tax advisor prior to investing in a Fund.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. It is expected that each Fund will not be liable for any corporate excise or income tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders.

FUND PORTFOLIO TRANSACTIONS

Brokerage Selection. The Trust has no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the SIMC and the Funds’ Sub-Advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust’s policy to seek to obtain the best net results, taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. While SIMC and the Sub-Advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily pay the lowest spread or commission available. The Trust will not purchase fund securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the advisers will deal directly with the broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such broker-dealers usually act as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve brokerage commissions, dealer spreads or underwriting discounts, transfer taxes or other direct transaction expenses.

It is expected that the Funds may execute a substantial portion of their brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the 1934 Act and rules of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting fund transactions for a Fund on an exchange. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In addition, a Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer’s payment of certain of the Fund’s expenses. The Trustees, including those who are not “interested persons” (as defined under the 1940 Act) of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, SIMC or a Sub-Adviser, as applicable, may select a broker based upon brokerage or research services provided to SIMC or a Sub-Adviser. SIMC or a Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits SIMC or a Sub-Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, SIMC and the Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, SIMC or a Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, as defined by the Rules of the Financial Industry Regulatory Authority (“FINRA”), and in accordance with applicable SEC guidance.

The research services received from a broker-dealer may be complicated by MiFID II, which places restrictions on the receipt of research services by EU authorized investment firms and certain affiliated US asset managers.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which SIMC or a Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.

SIMC or a Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by SIMC or a Sub-Adviser will be in addition to and not in lieu of the services required to be performed by SIMC or a Sub-Adviser under their Investment Advisory Agreements. Any advisory, sub-advisory or other fees paid to SIMC or a Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases, SIMC or a Sub-Adviser receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, SIMC or a Sub-Adviser, as applicable, makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while SIMC or a Sub-Adviser will use their own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, SIMC and the Sub-Advisers face a potential conflict of interest, but SIMC and the Sub-Advisers believe that their respective allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide SIMC or a Sub-Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

SIMC also from time to time executes trades with the Distributor, acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund’s portfolio when there is a change in the Sub-Adviser(s) in the Fund or a reallocation of assets among the Fund’s Sub-Adviser(s). An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust’s policy to achieve best net results and must comply with the Trust’s procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

Certain information about the Funds’ brokerage activities, including brokerage activities with affiliated brokers, for the fiscal years ended May 31, 2021, 2022 and 2023, is set forth below:

	Total $ Amount of Brokerage Commissions Paid (000)			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2021	2022	2023	2021	2022	2023	2023	2023
World Equity Ex- US Fund	$ 8,745	$ 8,032	$ XX	$ 454	$ 0	$ XX	XX%	XX%
Screened World Equity Ex-US Fund	$ 137	$ 163	$ XX	$ 0	$ 0	$ XX	XX%	XX%

The portfolio turnover rate for the World Equity Ex-US Fund and Screened World Equity Ex-US Fund for the fiscal years ended May 31, 2022 and 2023 was as follows:

	Turnover Rate
Fund	2022	2023
World Equity Ex-US Fund	73%	XX%
Screened World Equity Ex-US Fund	84%	XX%

The turnover experience in the Fund can differ substantially from year to year based on variations in the overall number of themes implemented in the portfolio (which can typically vary anywhere from 1 to 5) and the time horizon of each theme (which can typically vary from 3 months to 2 years).

The Trust is required to identify any securities of its “regular broker dealers” (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. Certain information about these issuers is set forth below, as of May 31, 2023:

Fund	Name of Issuer	Type of Security	Amount (000)
World Equity Ex-US Fund	XX	XX	$XX
Screened World Equity Ex-US Fund	XX	XX	$XX

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds’ portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings (the “Portfolio Holdings Website”). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy seeks to ensure that the disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and includes procedures to address conflicts of interest.

Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means.

Portfolio holdings information may be provided to independent third-party fund reporting services (e.g., Broadridge, Lipper or Morningstar) for a legitimate business purpose, but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust’s officers and that provides that the reporting service will keep the information confidential and will not trade on the information.

Portfolio holdings information may also be provided at any time and as frequently as daily to the Funds’ Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator and certain other service providers, as well as additional contractors and vendors that may include, but are not limited to: the custodian and sub-custodian, the transfer agent, attorneys, independent auditors, securities lending agents, tax filing and reclamation vendors, class-action monitoring and filing vendors, printing and filing vendors, proxy vendors and providers of portfolio monitoring and analytical tools. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by a confidentiality agreement, the provisions of the service provider’s contract with the Trust or by the nature of its relationship with the Trust, and such service providers will be prohibited from trading on the information.

Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. Additionally, a Sub-Adviser may provide portfolio holdings information to third-party service providers in connection with its duties as a Sub-Adviser, provided that the Sub-Adviser is responsible for such third-party's confidential treatment of such data. The Sub-Adviser is also obligated, pursuant to its fiduciary duty to the relevant Fund, to ensure that any third-party service provider will keep the information confidential and has a duty not to trade on any portfolio holdings information it receives other than subject to the Sub-Adviser's instruction.

The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation of the Funds’ policies and procedures by the Chief Compliance Officer.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Trust files a complete schedule of the Funds’ investments within 60 days after the end of each fiscal quarter pursuant to Form N-PORT and/or as part of the Funds’ annual or semi-annual shareholder report.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights.

The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of such series. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, SIMC, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons at most Sub-Advisers are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Access persons at certain Sub-Advisers may be prohibited from engaging in personal securities transactions entirely. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus for the Funds or SAI states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund’s outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust: (i) contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees; and (ii) provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

[CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES]

As of September XX, 2023, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who own of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

Name and Address	Number of Shares	Percent of Fund/Class
World Equity Ex-US Fund—Class A Shares
XX	XX	XX%
Screened World Equity Ex-US Fund—Class A Shares
XX	XX	XX%

MASTER/FEEDER OPTION

The Trust may, in the future, seek to achieve any Fund’s investment objective by investing all of that Fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the existing Fund. The initial shareholder(s) of each Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given at least 30 days’ prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

CUSTODIANS

Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the Funds. BBH holds cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

XX, located at XX, serves as the Trust’s independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used to rate bond anticipation notes with maturities of up to five years.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

• The nature and provisions of the financial obligation, and the promise S&P imputes; and

• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative grade categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.

Fitch’s credit ratings do not directly address any risk other than credit risk.  Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an index).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

SEI INSTITUTIONAL INVESTMENTS TRUST

PART C. OTHER INFORMATION

Item 28. Exhibits:

(a)  Registrant's Declaration of Trust, dated March 1, 1995

(b)  Amended and Restated By-Laws, dated September 15, 2015

(c)  Not Applicable.

(d)(1)  Investment Advisory Agreement, dated June 14, 1996, between the Trust and SEI Investments Management Corporation ("SIMC") (formerly "SEI Financial Management Corporation")

(d)(2)  Amended Schedule B, as last revised July 1, 2023, to the Investment Advisory Agreement, dated June 14, 1996, between the Trust and SIMC (filed herewith)

(d)(3)  Investment Advisory Agreement, dated March 27, 2013, between DAA Commodity Strategy Ltd. and SIMC

(d)(4)  Investment Advisory Agreement, dated March 27, 2013, between MARR Commodity Strategy Ltd. and SIMC

(d)(5)  Amendment, dated September 23, 2014, to the Investment Advisory Agreement for the MARR Commodity Strategy Subsidiary Ltd., dated March 27, 2013, between MARR Commodity Strategy Ltd. and SIMC

(d)(6)  Investment Sub-Advisory Agreement, dated April 2, 2009, between SIMC and Acadian Asset Management LLC with respect to the International Equity and World Equity Ex-US Funds

(d)(7)  Amendment, dated January 6, 2012, to the Investment Sub-Advisory Agreement, dated April 2, 2009, between SIMC and Acadian Asset Management LLC with respect to the International Equity, World Equity Ex-US and Screened World Equity Ex-US Funds

(d)(8) Amended Schedules A and B, as last revised November 12, 2020, to the Investment Sub-Advisory Agreement, dated April 2, 2009, as amended January 6, 2012, between SIMC and Acadian Asset Management LLC with respect to the World Equity Ex-US, Screened World Ex-US, Global Managed Volatility, Large Cap and Large Cap Disciplined Equity Funds

(d)(9)  Investment Sub-Advisory Agreement, dated November 13, 2019, between SIMC and AllianceBernstein L.P. with respect to the Multi-Asset Real Return Fund

(d)(10)  Investment Sub-Advisory Agreement, dated November 1, 2021, between SIMC and Allspring Global Investments, LLC with respect to the Core Fixed Income, World Equity ex-US, Global Managed Volatility, U.S. Managed Volatility and Screened World Equity Ex-US Funds

(d)(11) Investment Sub-Advisory Agreement, December 9, 2021, between SIMC and Ares Capital Management II LLC with respect to the High Yield Bond and Opportunistic Income Funds

(d)(12) Investment Sub-Advisory Agreement, dated June 25, 2014, between SIMC and ArrowMark Colorado Holdings, LLC (f/k/a Arrowpoint Asset Management, LLC) with respect to the Small/Mid Cap Equity Fund

(d)(13) Amended Schedules A and B, as last revised September 15, 2016, to the Investment Sub-Advisory Agreement, dated June 25, 2014, between SIMC and ArrowMark Colorado Holdings, LLC with respect to the Small Cap II and Small/Mid Cap Equity Funds

(d)(14) Investment Sub-Advisory Agreement, dated April 18, 2017, between SIMC and AS Trigon Asset Management with respect to the World Select Equity Fund

(d)(15) Investment Sub-Advisory Agreement, dated December 23, 2015, between SIMC and Axiom Investors LLC (f/k/a Axiom International Investors LLC) with respect to the Small/Mid Cap Equity Fund

(d)(16) Amended Schedules A and B, as last revised September 15, 2016, to the Investment Sub-Advisory Agreement, dated December 23, 2015, between SIMC and Axiom Investors LLC (f/k/a Axiom International Investors LLC) with respect to the Small Cap and Small/Mid Cap Equity Funds

(d)(17) Investment Sub-Advisory Agreement, dated February 1, 2019, between SIMC and Benefit Street Partners L.L.C. with respect to the High Yield Bond Fund

(d)(18) Investment Sub-Advisory Agreement, dated March 31, 2009, between SIMC and Brigade Capital Management, LP with respect to the High Yield Bond Fund

(d)(19) Amendment, dated December 5, 2018, to the Investment Sub-Advisory Agreement, dated March 31, 2009, between SIMC and Brigade Capital Management, LP with respect to the High Yield Bond Fund

(d)(20) Investment Sub-Advisory Agreement, dated December 5, 2017, between SIMC and Cardinal Capital Management, L.L.C. with respect to the Small/Mid Cap Equity Fund

(d)(21) Investment Sub-Advisory Agreement, dated June 30, 2014, between SIMC and Causeway Capital Management LLC with respect to the Emerging Markets Equity Fund

(d)(22) Investment Sub-Advisory Agreement, dated March 28, 2018, between SIMC and Ceredex Value Advisors LLC, with respect to the Large Cap Disciplined Equity Fund

(d)(23) Investment Sub-Advisory Agreement, dated March 29, 2017, between SIMC and Coho Partners, Ltd. with respect to the Large Cap Fund

(d)(24) Amended Schedules A and B, as last revised December 5, 2018, to the Investment Sub-Advisory Agreement, dated March 29, 2017, between SIMC and Coho Partners, Ltd. with respect to the Large Cap Disciplined Equity Funds

(d)(25) Investment Sub-Advisory Agreement, dated September 20, 2018, between SIMC and Colchester Global Investors Limited with respect to the Emerging Markets Debt Fund

(d)(26) Investment Sub-Advisory Agreement, dated December 4, 2018, between SIMC and Copeland Capital Management, LLC with respect to the Small/Mid Cap Equity and Small Cap II Funds

(d)(27) Amended Schedules A and B, as last revised March 27, 2023, to the Investment Sub-Advisory Agreement, dated December 4, 2018, between SIMC and Copeland Capital Management, LLC with respect to the Large Cap, Large Cap Disciplined Equity, Small Cap II and Small/Mid Cap Equity Funds (to be filed by an amendment)

(d)(28) Investment Sub-Advisory Agreement, dated May 31, 2021 between SIMC and Cullen Capital Management LLC with respect to the Large Cap Fund

(d)(29) Investment Sub-Advisory Agreement, dated December 18, 2020, between SIMC and Delaware Investments Fund Advisers with respect to World Equity Ex-US Fund

(d)(30) Investment Sub-Advisory Agreement, dated December 10, 2014, between SIMC and EAM Investors, LLC with respect to the Small Cap and Small Cap II Funds

(d)(31) Amended Schedule B, as last revised March 24, 2015, to the Investment Sub-Advisory Agreement, dated December 10, 2014, between SIMC and EAM Investors, LLC with respect to the Small Cap and Small Cap II Funds

(d)(32) Investment Sub-Advisory Agreement, dated July 1, 2021 between SIMC and Easterly Investment Partners LLC with respect to the Small Cap II Fund

(d)(33) Investment Sub-Advisory Agreement, dated August 7, 2021, between SIMC and Franklin Advisers, Inc. with respect to the Multi- Asset Real Return Fund

(d)(34) Investment Sub-Advisory Agreement, dated December 5, 2018, between SIMC and Fred Alger Management, Inc. (f/k/a Fred Alger Management, Inc.) with respect to the Large Cap Fund

(d)(35) Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Income Research & Management with respect to the Long Duration Fund

(d)(36) Amended Schedules A and B, as last revised December 9, 2014, to the Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Income Research & Management with respect to the Long Duration, Long Duration Credit (f/k/a Long Duration Corporate Bond) and Intermediate Duration Credit Funds

(d)(37) Investment Sub-Advisory Agreement, dated July 1, 2020, between SIMC and Jackson Creek Investment Advisors LLC, with respect to the Small/Mid Cap Equity Fund

(d)(38) Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund

(d)(39) Amendment, dated January 25, 2012, to the Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund

(d)(40) Amended Schedules A and B, as last revised March 24, 2011, to the Investment Sub-Advisory Agreement, dated October 3, 2005, as amended January 25, 2012, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund

(d)(41) Investment Sub-Advisory Agreement, dated June 24, 2009, between SIMC and Jennison Associates LLC with respect to the Long Duration Fund

(d)(42) Amended Schedules A and B, as last revised November 13, 2020, to the Investment Sub-Advisory Agreement, dated July 24, 2009, between SIMC and Jennison Associates LLC with respect to the Long Duration, Core Fixed Income and Long Duration Credit (f/k/a Long Duration Corporate Bond) Funds

(d)(43) Investment Sub-Advisory Agreement, dated January 23, 2023, between SIMC and JOHCM (USA) Inc.with respect to the Emerging Markets Equity (to be filed by an amendment)

(d)(44) Investment Sub-Advisory Agreement, dated September 8, 2022, between SIMC and Jupiter Asset Management Limited with respect to the World Equity Ex-US Fund (filed herewith)

(d)(45) Investment Sub-Advisory Agreement, dated June 22, 2016, between SIMC and KBI Global Investors (North America) Ltd (f/k/a Kleinwort Benson Investors International Ltd.) with respect to the Emerging Markets Equity Fund

(d)(46) Investment Sub-Advisory Agreement, dated December 14, 2020, between SIMC and Lazard Asset Management LLC with respect to the World Equity Ex-US and Screened World Equity Ex-US Funds

(d)(47) Amended Schedule A and B, as last revised June 22, 2023, to the Sub-Advisory Agreement, dated December 14, 2020, between SIMC and Lazard Asset Management LLC with respect to the World Equity Ex-US, Screened World Equity Ex-US and World Select Equity Funds (filed herewith)

(d)(48) Investment Sub-Advisory Agreement, dated March 1, 2022, between SIMC and Leeward Investments, LLC with respect to the Small Cap Fund and Mid-Cap Fund

(d)(49) Investment Sub-Advisory Agreement, dated September 15, 2011, between SIMC and Legal & General Investment Management America Inc. with respect to the Long Duration Fund

(d)(50) Amended Schedules A and B, as last revised December 9, 2014, to the Investment Sub-Advisory Agreement, dated September 15, 2011, between SIMC and Legal & General Investment Management America Inc. with respect to the Long Duration, Long Duration Credit (f/k/a Long Duration Corporate Bond) and Intermediate Duration Credit Funds

(d)(51) Investment Sub-Advisory Agreement, dated March 25, 2020, between SIMC and Los Angeles Capital Management and Equity Research, Inc. with respect to the Small Cap and Small Cap II Funds

(d)(52) Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and LSV Asset Management with respect to the Large Cap Fund

(d)(53) Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and LSV Asset Management with respect to the Small/Mid Cap Equity Fund

(d)(54) Investment Sub-Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility Fund

(d)(55) Amendment, dated July 1, 2003, to Investment Sub-Advisory Agreement, dated June 14, 1996, between SIMC and LSV Asset Management with respect to the Large Cap and Small Cap Funds

(d)(56) Amended Schedule A, as last revised December 6, 2016, to the Investment Sub-Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds

(d)(57) Amended Schedule B, as last revised April 2, 2018, to the Investment Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds

(d)(58) Schedule C, as last revised July 1, 2003, to the Investment Sub-Advisory Agreement, dated June 14, 1996, as amended July 1, 2003, between SIMC and LSV Asset Management with respect to the Large Cap and Small Cap Funds

(d)(59) Investment Sub-Advisory Agreement, dated April 3, 2019, between SIMC and Mackenzie Investments Corporation with respect to the World Select Equity Fund

(d)(60) Amended Schedules A and B, as last revised March 25, 2020, to the Investment Sub-Advisory Agreement, dated April 3, 2020, between SIMC and Mackenzie Investments Corporation with respect to the World Select Equity and Large Cap Disciplined Equity Funds

(d)(61) Investment Sub-Advisory Agreement, dated August 13, 2013, between SIMC and Manulife Investment Management (US) LLC (f/k/a Declaration Management & Research LLC) with respect to the Opportunistic Income Fund

(d)(62) Investment Sub-Advisory Agreement, dated June 26, 2018, between SIMC and Mar Vista Investment Partners with respect to the Large Cap Fund

(d)(63) Investment Sub-Advisory Agreement, dated September 13, 2018, between SIMC and Marathon Asset Management, L.P. with respect to the Emerging Markets Debt Fund

(d)(64) Investment Sub-Advisory Agreement, dated December 4, 2018, between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Fund

(d)(65) Investment Sub-Advisory Agreement, dated September 15, 2017, between SIMC and MetLife Investment Management, LLC (f/k/a Logan Circle Partners, L.P.) with respect to the Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond and Intermediate Duration Bond Funds

(d)(66) Amendment, dated September 11, 2019, and amended Schedule B, as last revised September 11, 2019, to the Investment Sub-Advisory Agreement, dated September 15, 2017, between SIMC and MetLife Investment Management, LLC with respect to the Ultra Short Duration Bond, Long Duration Credit, Limited Duration Bond, Intermediate Duration Bond and Core Fixed Income Funds

(d)(67) Amended Schedule A, as last revised June 26, 2018, to the Investment Sub-Advisory Agreement, dated September 15, 2017, as amended September 11, 2019, between SIMC and MetLife Investment Management, LLC with respect to the Ultra Short Duration Bond, Long Duration Credit, Limited Duration Credit, Intermediate Duration Credit and Core Fixed Income Funds

(d)(68) Investment Sub-Advisory Agreement, dated December 9, 2021, between SIMC and Metropole Gestion SA with respect to the World Select Equity Fund

(d)(69) Investment Sub-Advisory Agreement, dated February 6, 2013, between SIMC and Metropolitan West Asset Management LLC with respect to the Long Duration, Core Fixed Income and Long Duration Credit (f/k/a Long Duration Corporate Bond) Funds

(d)(70) Amended Schedules A and B, as last revised March 31, 2016, to the Investment Sub-Advisory Agreement, dated February 6, 2013, between SIMC and Metropolitan West Asset Management, LLC with respect to the Core Fixed Income, Long Duration Bond, Long Duration Corporate Bond and Limited Duration Bond Funds

(d)(71) Investment Sub-Advisory Agreement, dated December 12, 2013, between SIMC and Neuberger Berman Investment Advisers LLC (f/k/a/ Neuberger Berman Fixed Income LLC) with respect to the Emerging Markets Debt Fund

(d)(72) Amendment, dated January 1, 2016, to the Investment Sub-Advisory Agreement, dated December 12, 2013, between SIMC and Neuberger Berman Investment Advisers LLC with respect to the Emerging Markets Debt Fund

(d)(73) Amended Schedule B, as last revised November 1, 2018, to the Investment Sub-Advisory Agreement, dated December 12, 2013, as amended January 1, 2016, between SIMC and Neuberger Berman Investment Advisers LLC with respect to the Emerging Markets Debt Fund

(d)(74) Investment Sub-Advisory Agreement, dated April 1, 2022, between SIMC and Ninety One UK Ltd., with respect to the Emerging Markets Debt Fund

(d)(75) Investment Sub-Advisory Agreement, dated September 8, 2022, between SIMC and PineStone Asset Management Inc. with respect to the World Select Equity Fund (to be filed by an amendment)

(d)(76) Investment Sub-Advisory Agreement, dated September 13, 2018, between SIMC and Poplar Forest Capital LLC with respect to the World Select Equity Fund

(d)(77) Investment Sub-Advisory Agreement, dated September 8, 2022, between SIMC and Pzena Investment Management, LLC with respect to the World Equity Ex-US Fund (filed herewith)

(d)(78) Investment Sub-Advisory Agreement, dated March 29, 2017, between SIMC and Rhicon Currency Management Pte Ltd with respect to the World Select Equity Fund

(d)(79) Investment Sub-Advisory Agreement, dated January 13, 2021, between SIMC and Robeco with respect to the Emerging Markets Equity Fund

(d)(80) Investment Sub-Advisory Agreement, dated January 31, 2020, between SIMC and RWC Asset Advisors (US) LLC with respect to the Emerging Markets Equity Fund

(d)(81) Investment Sub-Advisory Delegation Agreement, dated January 31, 2020, between SIMC, RWC Asset Advisors (US) LLC and RWC Asset Management LLP with respect to the Emerging Markets Equity Fund

(d)(82) Investment Sub-Advisory Agreement, dated June 27, 2017, between SIMC and Sompo Asset Management Co., Ltd. with respect to the World Select Equity Fund

(d)(83) Investment Sub-Advisory Agreement, dated October 11, 2005, between SIMC and SSGA Funds Management, Inc. with respect to the Large Cap Index Fund

(d)(84) Amended Schedule A, as last revised December 10, 2013, to the Investment Sub-Advisory Agreement, dated October 11, 2005, between SIMC and SSGA Funds Management, Inc. with respect to the Large Cap Index, Extended Market Index, Dynamic Asset Allocation and S&P 500 Index Funds

(d)(85) Amended Schedule B, as last revised March 13, 2023, to the Investment Sub-Advisory Agreement, dated October 11, 2005, between SIMC and SSGA Funds Management, Inc. with respect to the Large Cap Index, Extended Market Index, Dynamic Asset Allocation, and S&P 500 Index Funds (to be filed by an amendment)

(d)(86) Investment Sub-Advisory Agreement, dated July 1, 2022, between SIMC and Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC, with respect to the Emerging Markets Debt Fund

(d)(87) Investment Sub-Advisory Agreement, dated April 11, 2018, between SIMC and T. Rowe Price Group, Inc. with respect to the High Yield Bond Fund

(d)(88)      Amended Schedule B, as last revised October 20, 2021, to the Investment Sub-Advisory Agreement, dated April 11, 2018 between SIMC and T. Rowe Associates Inc. with respect to the High Yield Bond Fund

(d)(89) Investment Sub-Advisory Delegation Agreement, dated December 9, 2021, between SIMC, T. Rowe Price Associates Inc. and T. Rowe Price Investment Management with respect to the High Yield Bond Fund

(d)(90) Investment Sub-Advisory Agreement, dated April 11, 2017, between SIMC and Towle & Co with respect to the World Select Equity Fund

(d)(91) Investment Sub-Advisory Agreement, dated December 9, 2014, between SIMC and WCM Investment Management, LLC with respect to the Emerging Markets Equity Fund

(d)(92) Amended Schedule B, as last revised June 23, 2015, to the Investment Sub-Advisory Agreement, dated December 9, 2014, between SIMC and WCM Investment Management, LLC with respect to the Emerging Markets Equity Fund

(d)(93) Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and Wellington Management Company LLP

(d)(94) Amended Schedules A and B, as last revised December 21, 2010, to the Investment Sub-Advisory Agreement, dated December 15, 2003, between SIMC and Wellington Management Company LLP with respect to the Opportunistic Income (f/k/a Enhanced LIBOR Opportunities) and Ultra Short Duration Bond Funds

(d)(95) Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company, LLC with respect to the Core Fixed Income Fund

(d)(96) Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income Fund

(e)(1)  Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SEI Investments Distribution Co. ("SIDCo.")

(e)(2)  Amended Schedule A, as last revised December 5, 2017, to the Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SIDCo.

(f)  Not Applicable.

(g)(1)  Custodian Agreement, dated March 27, 2013, between the Trust and Brown Brothers Harriman & Co.

(g)(2)  Amendment, dated October 26, 2016, to the Custodian Agreement, dated March 27, 2013, between the Trust and Brown Brothers Harriman & Co.

(g)(3)  Amendment, dated December 6, 2016, to the Custodian Agreement, dated March 27, 2013, between the Trust and Brown Brothers Harriman & Co.

(g)(4)  Schedule of Global Custody Services and Charges, dated June 26, 2018, to the Custodian Agreement between the Trust and Brown Brothers Harriman & Co.

(g)(5)  Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between the Trust and U.S. Bank National Association

(g)(6)  Eleventh Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated August 1, 2016, between the Registrant and U.S. Bank National Association

(g)(7)  Thirteenth Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated December 11, 2017, between the Registrant and U.S. Bank National Association

(h)(1)  Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) ("SIGFS")

(h)(2)  Amendment No. 1, dated March 27, 2013, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, with Amended Schedule D, as revised March 27, 2012, between the Trust and SIGFS

(h)(3)  Amended Schedule D, as last revised October 25, 2017, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SIGFS

(h)(4) Fee Waiver Agreement, effective October 1, 2014, between the Registrant and SIMC

(i)  Opinion and Consent of Counsel (to be filed by an amendment)

(j)  Consent of Independent Registered Public Accounting Firm (to be filed by an amendment)

(k)  Not Applicable.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Amended and Restated Rule 18f-3 Multiple Class Plan, dated November 14, 2001, as approved September 16, 2002

(o)  Not Applicable.

(p)(1)  The Code of Ethics for SIMC, dated August 23, 2021

(p)(2)  The Code of Ethics for SIDCo., dated August 21, 2020

(p)(3)  The Code of Ethics for SIGFS, dated October 2021

(p)(4)  The Code of Ethics for SEI Institutional Investments Trust, revised as of March 2022

(p)(5)  The Code of Ethics for Acadian Asset Management LLC, dated June 2022

(p)(6)  The Code of Ethics for AllianceBernstein L.P., revised as of January 2022

(p)(7)  The Code of Ethics for Allspring Global Investments LLC, dated November 1, 2021

(p)(8)  The Code of Ethics for Ares Capital Management II LLC (f/k/a Ares Management LLC), dated March 1, 2022

(p)(9)  The Code of Ethics for ArrowMark Colorado Holdings, LLC, dated June 2021

(p)(10)  The Code of Ethics for AS Trigon Asset Management, dated January 2017

(p)(11) The Code of Ethics for Axiom Investors LLC (f/k/a Axiom International Advisors LLC), dated August 2015

(p)(12) The Code of Ethics for Benefit Street Partners L.L.C.

(p)(13) The Code of Ethics for Brigade Capital Management, LP

(p)(14) The Code of Ethics for Cardinal Capital Management, L.L.C., dated April 2021

(p)(15) The Code of Ethics for Causeway Capital Management LLC, dated December 30, 2022 (to be filed by an amendment)

(p)(16) The Code of Ethics for Ceredex Value Advisors LLC, dated October 1, 2017

(p)(17) The Code of Ethics for Coho Partners, Ltd., amended and restated January 2022

(p)(18) The Code of Ethics for Colchester Global Investors Ltd, revised as of May 2022

(p)(19) The Code of Ethics for Copeland Capital Management, LLC, dated May 2021

(p)(20) The Code of Ethics for Cullen Capital Management LLC, dated April 1, 2022

(p)(21) The Code of Ethics for Delaware Investments Fund Advisers, dated September 8, 2020

(p)(22) The Code of Ethics for EAM Investors, LLC, dated June 25, 2015

(p)(23) The Code of Ethics for Easterly Investment Partners LLC, dated March 1, 2021

(p)(24) The Code of Ethics for Franklin Advisers, Inc., dated August 16, 2021

(p)(25) The Code of Ethics for Fred Alger Management, LLC, dated December 2020

(p)(26) The Code of Ethics for Income Research & Management, dated January 15, 2015

(p)(27) The Code of Ethics for Investec Asset Management Ltd., the parent company of Investec Asset Management US Ltd., dated October 2012

(p)(28) The Code of Ethics for J.P. Morgan Investment Management Inc., dated November 18, 2008

(p)(29) The Code of Ethics for Jackson Creek Investment Advisors, LLC, dated May 2020

(p)(30) The Code of Ethics for Jennison Associates LLC, dated March 31, 2022

(p)(31) The Code of Ethics for JOHCM (USA) Inc. (f/k/a J O Hambro Capital Management Limited), dated September 2020

(p)(32) The Code of Ethics for Jupiter Asset Management Limited, dated August 24, 2022 (filed herewith)

(p)(33) The Code of Ethics for KBI Global Investors (North America) Ltd (f/k/a Kleinwort Benson Investors International Ltd.), dated 2018

(p)(34) The Code of Ethics for Lazard Asset Management LLC, dated July 2020

(p)(35) The Code of Ethics for Leeward Investments, LLC, dated November 2021

(p)(36) The Code of Ethics for Legal & General Investment Management America Inc., revised as of December 2021

(p)(37) The Code of Ethics for Los Angeles Capital Management LLC, revised as of August 1, 2022

(p)(38) The Code of Ethics for LSV Asset Management, dated November 29, 2017

(p)(39) The Code of Ethics for Mackenzie Investments Corporation, dated October 2012

(p)(40) The Code of Ethics for Manulife Investment Management (US) LLC (f/k/a Declaration Management & Research LLC), dated April 5, 2021

(p)(41) The Code of Ethics for Mar Vista Investment Partners, dated March 29, 2022

(p)(42) The Code of Ethics for Marathon Asset Management, L.P., dated March 2019

(p)(43) The Code of Ethics for Martingale Asset Management, L.P., revised as of March 18, 2022

(p)(44) The Code of Ethics for MetLife Investment Management, LLC, dated November 2022 (to be filed by an amendment)

(p)(45) The Code of Ethics for Metropole Gestion SA, dated September 2020

(p)(46) The Code of Ethics for The TCW Group, Inc., the parent company of Metropolitan West Asset Management LLC, dated June 27, 2022

(p)(47) The Code of Ethics for Neuberger Berman Investment Advisers LLC, revised as of March 31, 2022

(p)(48) The Code of Ethics for PineStone Asset Management Inc., revised as of January 2023 (to be filed by an amendment)

(p)(49) The Code of Ethics for Poplar Forest Capital LLC, dated August 12, 2021

(p)(50) The code of Ethics for Pzena Investment Management, revised as of March 2023 (filed herewith)

(p)(51) The Code of Ethics for Robeco Institutional Asset Management US Inc., dated December 2020

(p)(52) The Code of Ethics for Rhicon Currency Management Pte Ltd

(p)(53) The Code of Ethics for RWC Asset Advisors (US) LLC, dated June 2021

(p)(54) The Code of Ethics for Sompo Asset Management Co., Ltd., dated October 2019

(p)(55) The Code of Ethics for SSGA Funds Management, Inc., dated March 31, 2022

(p)(56) The Code of Ethics for Stone Harbor Investment Partners LP, a division of Virtus Fixed Income Advisers, LLC, amended and restated April 1, 2023 (to be filed by an amendment)

(p)(57) The Code of Ethics for T. Rowe Price Group, Inc., revised as of February 1, 2023 (to be filed by an amendment)

(p)(58) The Code of Ethics for Towle & Co, dated May 2022

(p)(59) The Code of Ethics for WCM Investment Management, LLC, dated December 31, 2013

(p)(60) The Code of Ethics for Wellington Management Company LLP, dated June 1, 2020

(p)(61) The Code of Ethics for Western Asset Management Company, LLC and Western Asset Management Company Limited, dated June 30, 2021

(q)(1)  Power of Attorney, dated September 13, 2016, for Robert A. Nesher, James M. Williams, Hubert L. Harris, Jr., William M. Doran, Nina Lesavoy and Susan C. Cote

(q)(2)  Power of Attorney, dated March 26, 2018, for James B. Taylor

(q)(3)  Power of Attorney, dated December 4, 2019, for Christine Reynolds

(q)(4) Power of Attorney, dated September 23, 2021, for Thomas Melendez

Item 29.

See the Prospectus and Statement of Additional Information filed herewith regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Investments Company, which also controls the Distributor of the Registrant, SIDCo, and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 30. Indemnification:

Article  VIII of the Agreement and Declaration of Trust is filed as Exhibit  1 to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser and Sub-Advisers:

The following tables describe other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser and each Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee. The Adviser and each Sub-Adviser's table was provided to the Registrant by the Adviser or respective Sub-Adviser for inclusion in this Registration Statement.

SEI Investments Management Corporation

SEI Investments Management Corporation ("SIMC") is the Adviser for the Registrant's Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

Unless otherwise noted, the address of all the companies listed below is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Michael Peterson Director, Senior Vice President	SEI Investments Company	Executive Vice President, General Counsel, Chief Compliance Officer, Assistant Secretary
	SEI Trust Company	Vice President
	SEI Funds, Inc.	Vice President, Secretary
	SEI Investments, Inc.	Vice President, Secretary
	SEI Global Investments Corp.	Director, Vice President, Secretary
	SEI Advanced Capital Management, Inc.	Director, Vice President, Secretary
	SEI Primus Holding Corp.	Vice President, Secretary
	SEI Global Services, Inc.	Director, Senior Vice President, Secretary

	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	Director, Senior Vice President, Secretary
	LSV Asset Management	Management Committee
	SEI Global Capital Investments, Inc.	Vice President, Secretary
	SEI Investments (Asia), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director, Vice President, Secretary
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Secretary
	SEI Custodial Operations Company, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	Director, Senior Vice President
	SIMC Subsidiary, LLC	Manager
	SEI Ventures, Inc.	Vice President, Secretary
	SEI Investments Developments, Inc.	Vice President, Secretary
	SEI Investments Global Funds Services	Vice President, Assistant Secretary
	SEI Keystone Capital Holdings, LLC	Senior Vice President
	SEI Archway Finance & Operations LLC	Manager, Senior Vice President
	SEI Archway Technology Partners LLC	Manager, Senior Vice President
	SEI Novus, LLC	Senior Vice President, Secretary
	SEI Acquisition Sub, LLC	Senior Vice President, Secretary
	SEI Radar Holding Company LLC	Senior Vice President, Secretary
	SEI Novus Switzerland	Director
	SEI Novus UK Ltd.	Director
	SEI Insurance Group, Inc.	Director, Vice President and Assistant Secretary
James Smigiel Vice President	SEI Investment Strategies, LLC	Vice President
Wayne M. Withrow Director & President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director, President & Chief Executive Officer
	SEI Global Services, Inc.	Director, President
	SEI Investments Canada Company	Director, Vice President
	SEI Investment Strategies, LLC	Director, President
Mark Warner Vice President & Treasurer	SEI Investments Company	Vice President, Controller & Chief Accounting Officer
	SEI Funds Inc.	Director, Vice President, Treasurer
	SEI Investments, Inc.	Director, Vice President, Treasurer
	SEI Global Investments Corp.	Director, Vice President & Treasurer
	SEI Advanced Capital Management, Inc.	Director, Vice President, Treasurer
	SEI Primus Holding Corp.	Director, Vice President, Treasurer
	SEI Investment Strategies, LLC	Director, Vice President, Treasurer
	SEI Global Capital Investments, Inc.	Director, Vice President, Treasurer
	SEI Investments Global (Cayman), Limited	Vice President, Treasurer
	SEI Global Holdings (Cayman) Inc.	Vice President, Assistant Secretary & Treasurer
	SEI Investments Canada Company	Vice President
	SEI Investments Developments, Inc.	Director, Vice President, Treasurer
	SEI Keystone Capital Holdings, LLC	Vice President

	SEI Archway Finance & Operations LLC	Vice President
	SEI Archway Technology Partners LLC	Vice President
	SEI Novus, LLC	Treasurer
	SEI Acquisition Sub, LLC	Vice President, Treasurer
	SEI Radar Holding Company LLC	Treasurer
	SEI Trust Company	Vice President, Treasurer
	SEI Insurance Group, Inc.	Vice President, Treasurer
	SEI Private Trust Company	Vice President, Treasurer
	SEI Custodial Operations Company, LLC	Vice President, Treasurer
Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company	Vice President-Legal & Assistant Secretary
	SEI Funds, Inc.	Vice President
	SEI Global Services, Inc.	Vice President
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	General Counsel, Vice President, Secretary
	SIMC Subsidiary, LLC	Manager
David McCann Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
Kevin Crowe Vice President	SEI Global Services, Inc.	Vice President
Paul F. Klauder Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services, Inc.	Vice President
	SEI Trust Company	Director, Vice President
	SEI Investments Strategies, LLC	Director
	SEI Investments (Asia), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director, Vice President
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Vice President
	SEI Novus, LLC	Chief Executive Officer
	SEI Acquisition Sub, LLC	Chief Executive Officer
	SEI Novus Switzerland	Director
	SEI Novus UK Ltd.	Director
Roger Messina Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
Raquell Baker Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
	SEI Keystone Capital Holdings, LLC	Vice President
	SEI Archway Finance & Operations LLC	Vice President
	SEI Archway Technology Partners, LLC	Vice President
John W. Lau Vice President	SEI Investments (Asia), Limited	Director, FATCA Responsible Officer
Stephen G. MacRae Vice President	SEI Global Services, Inc.	Vice President

	SEI Investment Strategies, LLC	Vice President
Radoslav K. Koitchev Vice President	SEI Investment Strategies, LLC	Vice President
Michael Farrell Vice President	SEI Global Services, Inc.	Vice President
Kevin Matthews Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Director
	SEI Novus, LLC	Vice President
	SEI Acquisition Sub, LLC	Vice President
Patrick DiLello Vice President & FATCA Responsible Officer	SEI Investments Company	Vice President, FATCA Responsible Officer
	SEI Investments Distribution Co.	FATCA Responsible Officer
	SEI Trust Company	Vice President, FATCA Responsible Officer
	SEI Funds, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Global Investments Corp.	Vice President, FATCA Responsible Officer
	SEI Advanced Capital Management, Inc.	Vice President, FATCA Responsible Officer
	SEI Primus Holding Corp.	Vice President, FATCA Responsible Officer
	SEI Global Services, Inc.	Vice President, FATCA Responsible Officer
	SEI Private Trust Company	Vice President, FATCA Responsible Officer
	SIMC Holdings, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Investment Strategies, LLC	Vice President, FATCA Responsible Officer
	LSV Asset Management	Vice President, FATCA Responsible Officer
	SEI Global Capital Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (Europe) Ltd.	FATCA Responsible Officer
	SEI Global Nominee Ltd.	FATCA Responsible Officer
	SEI Trustees Limited	FATCA Responsible Officer
	SEI European Services Limited	FATCA Responsible Officer
	SEI Global Holdings (Cayman) Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (South Africa) (PTY) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global Fund Services, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Depositary and Custodial Services (Ireland) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Canada Company	Vice President, FATCA Responsible Officer
	SEI Custodial Operations Company, LLC	Vice President, FATCA Responsible Officer
	SEI Institutional Transfer Agent, Inc.	Vice President, FATCA Responsible Officer
	SIMC Subsidiary, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Ventures, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Developments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Global Funds Services	Vice President, FATCA Responsible Officer
	SEI Investments-Guernsey Limited	Vice President, FATCA Responsible Officer
	SEI Keystone Capital Holdings, LLC	Vice President, FATCA Responsible Officer
	SEI Archway Finance & Operations LLC	Vice President, FATCA Responsible Officer
	SEI Archway Technology Partners LLC	Vice President, FATCA Responsible Officer

	SEI Novus, LLC	Vice President, FATCA Responsible Officer
	SEI Acquisition Sub, LLC	Vice President
	SEI Radar Holding Company LLC	Vice President
	SEI Novus UK Ltd.	FATCA Responsible Officer
	SEI Insurance Group, Inc.	Vice President, FATCA Responsible Officer
Sean Simko Vice President	SEI Global Services, Inc.	Vice President
Aaron Von Alst Vice President	SEI Global Services, Inc.	Vice President
Jennifer Campisi Chief Compliance Officer	SEI Investments Distribution Co.	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary
Erich Holland Vice President	SEI Global Services, Inc.	Vice President
Karen Sullivan Vice President	SEI Global Services, Inc.	Vice President
Katherine Mason Vice President and Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
Michael Cagnina Vice President	SEI Novus, LLC	Vice President
Brian Vargo Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
Jay Cipriano Senior Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Senior Vice President
	SEI Trust Company	Vice President

Acadian Asset Management LLC

Acadian Asset Management LLC ("Acadian") is a Sub-Adviser for the Registrant's World Equity Ex- US, Screened World Equity Ex-US and Global Managed Volatility Funds. The principal business address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is a registered investment adviser under the Advisers Act.

Name and Position with Investment Advisor	Name of Other Company	Connection with Other Company
Ross Dowd, CEO	Acadian Asset Management (UK) Ltd Acadian Asset Management (Australia) Ltd Acadian Asset Management (Singapore) Pte Ltd	Affiliated Directorships
Brendan Bradley, Executive Vice President, CIO	Acadian Asset Management (UK) Ltd Acadian Asset Management (Australia) Ltd Acadian Asset Management (Singapore) Pte Ltd	Affiliated Directorships
Kelly Young, Executive Vice President, CMO	Acadian Asset Management (UK) Ltd Acadian Asset Management (Australia) Ltd Acadian Asset Management (Singapore) Pte Ltd	Affiliated Directorships
Suren Rana, Member of Board of Managers	Chief Executive Officer – BrightSphere Investment Group Inc. (“BSIG”- a public company traded on the NYSE); Acadian Asset Management LLC (an investment advisor)	Affiliated Directorships
Elie Sugarman, Member of Board of Managers	Corporate Development Officer BrightSphere Investment Group Inc. (“BSIG”- a public company traded on the NYSE); Acadian Asset Management LLC (an investment adviser); Investment Counselors of Maryland	Affiliated Directorships
Richard Hart, Member of Board of Managers	Chief Legal Officer – BrightSphere Investment Group Inc. (“BSIG”- a public company traded on the NYSE); Acadian Asset Management LLC (an investment advisor)	Affiliated Directorships

AllianceBernstein L.P.

AllianceBernstein L.P. ("AllianceBernstein") is a Sub-Adviser for the Registrant's Multi-Asset Real Return Fund. AllianceBernstein L.P. is a Delaware limited partnership of which AllianceBernstein Corporation, an indirect wholly-owned subsidiary of Equitable Holdings, Inc., is a general partner. The principal business address of AllianceBernstein is 150 4th Avenue North, Nashville, Tennessee, 37219.

Information as to the directors and executive officers of AllianceBernstein set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720), and amended through the date hereof, is incorporated by reference.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Ramon de Oliveira Chairman of the Board Independent Director	AXA Equitable Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Chairman of the Board
	AXA S.A. Paris France	Director
	AXA Equitable Life Insurance Company MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
	Investment Audit Practice, LLC New York, NY	Managing Director
Paul L. Audet Independent Director	Symmetrical Ventures New York, NY	Founder and Managing Member
Jeffrey Hurd Affiliated Director	AXA Equitable Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Chief Operating Officer
Daniel G. Kaye Independent Director	AXA Equitable Holdings, Inc. AXA Equitable Life Insurance Company MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
	CME Group, Inc. Chicago, IL	Director
Nicholas Lane Affiliated Director	AXA Equitable Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Senior Executive Vice President and Head of U.S. Life, Retirement and Wealth Management
	AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	President
Kristi Matus Independent Director	AXA Equitable Holdings, Inc. AXA Equitable Life Insurance Company MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
	Tru Optik Data Corp. Stamford, CT Cerence, Inc. Burlington, MA	Director
	Thomas H. Lee Partners Boston, MA	Executive Advisor
Das Narayandas Independent Director	Harvard Business School Cambridge, MA	Edsel Bryant Ford Professor of Business Administration
Mark Pearson Affiliated Director	AXA Equitable Holdings, Inc. 1290 Avenue of the Americas New York, NY 10104	Director, President and Chief Executive Officer
	AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	Chairman and Chief Executive Officer

	MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
Bertram Scott Independent Director	Director, Becton Dickinson and Company, Lowe’s Companies, Equitable America, and Equitable Holdings	Director
Charles Stonehill Independent Director	AXA Equitable Holdings, Inc. AXA Equitable Life Insurance Company MONY Life Insurance Company of America 1290 Avenue of the Americas New York, NY 10104	Director
	Green & Blue Advisors LLC New York, NY	Founding Partner
	PlayMagnus A/S Oslo, Norway CommonBond, LLC New York ,NY	Director
Kate C. Burke Chief Operating Officer	AllianceBernstein L.P. One Nashville Place, 150 4th Avenue North Nashville, TN 37219
Laurence E. Cranch General Counsel	AllianceBernstein L.P. One Nashville Place, 150 4th Avenue North Nashville, TN 37219
Ali DiBadj Head of Finance and Strategy; Chief Financial Officer	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105
John C. Weisenseel	AllianceBernstein L.P. One Nashville Place, 150 4th Avenue North Nashville, TN 37219
Seth P. Bernstein Affiliated Director, President and Chief Executive Officer	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105

Allspring Global Investments, LLC

Allspring Global Investments, LLC (“Allspring”) is a Sub-Adviser for the Registrant's U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US and Core Fixed Income Funds. The principal business address of Allspring is 525 Market Street, 12th Floor, San Francisco, California 94105. Allspring is a registered investment adviser under the Advisers Act.

Name Position with Allspring	Name and Principal Business Address of Other Company	Connection with other Company
Sallie Clements Squire Chief Operating Officer	Allspring Global Investments Holdings, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Manager, Chief Operating Officer

	Allspring Funds Distributor, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Operating Officer
	Galliard Capital Management, LLC 800 LaSalle Ave # 1400 Minneapolis, MN 55402	Chief Operating Officer
Francis Jon Baranko President, Chief Investment Officer – Fundamental Investments	Allspring Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Senior Vice President
Molly Festa McMillin Chief Financial Officer	Allspring Global Investments Holdings, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Financial Officer
	Allspring Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Financial Officer
	Allspring Funds Distributor, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Financial Officer
	Wells Capital Management GP LLC	Director and Senior Vice President, Wells Capital Management GP LLC
Karin Lynn Brotman Chief Compliance Officer	N/A	N/A

Ares Capital Management II LLC

Ares Capital Management II LLC ("ACM II") is a Sub-Adviser for the Registrant's Opportunistic Income and High Yield Bond Funds. The principal business address of ACM II is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. ACM II is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of ACM II has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee that could be considered material to the management of the Opportunistic Income and High Yield Bond Funds.

ArrowMark Colorado Holdings, LLC

ArrowMark Colorado Holdings, LLC ("ArrowMark") is a Sub-Adviser for the Registrant's Small Cap II and Small/Mid Cap Equity Funds. The principal business address of ArrowMark is 100 Fillmore Street, Suite 325, Denver, Colorado 80206.

During the last two fiscal years, no director, officer or partner of ArrowMark has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

AS Trigon Asset Management

AS Trigon Asset Management ("AS Trigon"), is a Sub-Adviser for the Registrant's World Select Equity Fund. The principal business address of AS Trigon is Parnu mnt 18, Tallinn, Estonia 10141. AS Trigon is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Mehis Raud, Portfolio Manager/Management Board Member/Partner	OÜ Fero Invest Kedriku tn 2, Pirita district, Tallinn city, Harju county, 11913	Management Board Member
Jelena Rozenfeld, Portfolio Manager/Management Board Member/Partner	Rozen Capital OÜ Tammepõllu tee 3 Haabneeme alevik, Viimsi vald, Harju county 74001	Management Board Member

Axiom Investors LLC

Axiom Investors LLC ("Axiom") is a Sub-Adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of Axiom is 33 Benedict Place, 2nd Floor, Greenwich, Connecticut 06830. Axiom is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Axiom has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Benefit Street Partners L.L.C.

Benefit Street Partners L.L.C. ("Benefit Street") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of Benefit Street is 9 West 57th Street, Suite 4920, New York, New York 10019. Benefit Street is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Benefit Street has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Brigade Capital Management, LP

Brigade Capital Management, LP ("Brigade") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of Brigade is 399 Park Avenue, 16th Floor, New York, New York 10022. Brigade is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Max Scherr Senior Analyst/Portfolio Manager—FIG and Specialty Finance, Partner	Mercury Financial Holdings 11401 Century Oaks Terr Ste 470 Austin, TX 78758-0007	Director
	Now Corp. 2300 Peachtree Rd. NW Suite C-102 Atlanta, GA 30309	Director
Matthew Perkal Head of SPAC’s and Special Situations, Partner	Guitar Center 5795 Lindero Canyon Rd. Westlake Village, CA 91362	Director
Thomas O’Shea Head of European Investments, Partner	Quinn Industrial Holdings Limited 3rd Floor, Europa House Harcourt Centre, Harcourt Street Dublin 2, Ireland	Director
	Quinn Industries Holdings Luxembourg S.a.r.l. 6, Rue Eugene Ruppert L-2453 Luxembourg	Class A Manager

Cardinal Capital Management, L.L.C.

Cardinal Capital Management, L.L.C. ("Cardinal") is a Sub-Adviser for the Registrant's Small/Mid Cap Equity Fund. The principal business address of Cardinal is Four Greenwich Office Park, Greenwich, Connecticut 06831. Cardinal is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Cardinal has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Causeway Capital Management LLC

Causeway Capital Management LLC ("Causeway") is a Sub-Adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Causeway is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Dawn M. Vroegop Independent Manager	Brighthouse Funds Trust 11225 N Community House Road Charlotte, NC 28277	Chairman
	Driehaus Funds 25 East Erie Street Chicago, IL 60611	Independent Director

Ceredex Value Advisors LLC

Ceredex Value Advisors LLC ("Ceredex") is a Sub-Adviser for the Registrant's Large Cap Disciplined Equity Fund. The principal business address of Ceredex is 301 East Pine Street, Suite 500, Orlando, FL 32801. Ceredex is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Ceredex has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee. Certain corporate officers of Ceredex are also officers of Virtus Investment Partners, Inc. and related subsidiaries.

Coho Partners, Ltd.

Coho Partners, Ltd. ("Coho") is a Sub-Adviser for the Registrant's Large Cap Disciplined Equity Fund. The principal business address of Coho is 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312. Coho is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Coho has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Colchester Global Investors Ltd

Colchester Global Investors Ltd ("Colchester") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal address of Colchester is Heathcoat House, 20 Savile Row, London, United Kingdom W1S 3PR. Colchester is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Colchester has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Copeland Capital Management, LLC

Copeland Capital Management, LLC ("Copeland") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Disciplined Equity, Small Cap II and Small/Mid Cap Equity Funds. The principal business address of Copeland is 161 Washington Street, Suite 1325, Conshohocken, PA 19428. Copeland is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Copeland has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Cullen Capital Management LLC

Cullen Capital Management LLC ("Cullen") is a Sub-Adviser for the Registrant's Large Cap Fund. The principal business address of Cullen is 645 5th Avenue, Suite 1201, New York, NY 10022. Cullen is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Cullen has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Delaware Investments Fund Advisers, a series of Macquarie Asset Management Business Trust

Delaware Investments Fund Advisers (“DIFA”), with principal offices at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106, is a series of Macquarie Asset Management Business Trust (“MAMBT”). MAMBT is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the following persons serving as directors or officers of DIFA have held the following positions during the past two fiscal years. The principal business address of Macquarie Asset Management, Delaware Funds by Macquarie, and Optimum Fund Trust is 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106. The primary business address of Macquarie Global Infrastructure Total Return Fund, Inc. is 125 West 55th Street, New York, NY 10019.

On April 30, 2021, Macquarie Management Holdings, Inc. acquired Ivy Investments. Employees denoted with an (*) represent employees who were previously employed under Ivy Investments prior to the acquisition. Ivy Investments and its associated funds are located at 6301 Glenwood Street, Overland Park, KS 66202.

Name and Position with Adviser	Other Company	Position with Other Company

Shawn Lytle President/Head of Global Macquarie Investment Management/Executive Director	Delaware Funds by Macquarie®	President/Chief Executive Officer
	Macquarie Asset Management	Various executive capacities
	Optimum Fund Trust	President/Chief Executive Officer
John Leonard Executive Vice President/Global Head of Equities/Executive Director	Delaware Funds by Macquarie®	Executive Vice President/Global Head of Equities
	Macquarie Global Infrastructure Total Return Fund, Inc.	Chief Executive Officer/President
	Macquarie Asset Management	Various executive capacities
Alexander Alston Senior Vice President/Co-Head of Private Placements/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Co-Head of Private Placements
	Macquarie Asset Management	Various executive capacities
Erik R. Becker* Senior Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Michael G. Beishel* Senior Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
John P. Bichelmeyer*	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
David Brenner Senior Vice President/Chief Administration Officer/Chief of Staff Macquarie Asset Management/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Chief of Staff
	Macquarie Asset Management	Various capacities
Adam H. Brown Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Co-Head of High Yield
	Macquarie Asset Management	Various capacities
Nathan A. Brown* Senior Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
F. Chace Brundige* Senior Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios/InvestEd Portfolios	Vice President
Stephen J. Busch Senior Vice President, Managing Director, Investments Business Management/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Managing Director, Investments Business Management
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Investment Accounting
Michael F. Capuzzi Senior Vice President/Head of Investment Operations, US Chief Operating Officer/Division Director	Delaware Funds by Macquarie®	Senior Vice President/US Chief Operations Officer
	Macquarie Asset Management	Various capacities
Liu-Er Chen Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Chief Investment Officer - Emerging Markets and Healthcare
	Macquarie Asset Management	Various capacities
David F. Connor Senior Vice President/General Counsel/Secretary/Division Director	Delaware Funds by Macquarie®	Senior Vice President/General Counsel/Secretary
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Secretary

Michael J. Daley* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
Craig C. Dembek Senior Vice President/Head of Credit Research/Executive Director	Delaware Funds by Macquarie®	Senior Vice President/Head of Credit Research
	Macquarie Asset Management	Various capacities
Joseph Devine Senior Vice President/Chief Investment Officer, Global Ex-US Equities/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Chief Investment Officer, Global Ex-US Equities
	Macquarie Asset Management	Various capacities
Michael E. Dresnin Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/Associate General Counsel/Assistant Secretary
W. Alexander Ely Senior Vice President/Chief Investment Officer, Small/Mid-Cap Growth Equity/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Chief Investment Officer, Small/Mid-Cap Growth Equity
	Macquarie Asset Management	Various capacities
Brad Frishberg Senior Vice President/Chief Investment Officer, Global Listed Infrastructure/Division Director	Macquarie Global Infrastructure Total Return Fund, Inc.	Senior Vice President/Portfolio Manager
	Macquarie Asset Management	Various capacities
Daniel V. Geatens Senior Vice President/Head of US Fund Administration/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Treasurer
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Chief Financial Officer/Treasurer
	Macquarie Global Infrastructure Total Return Fund, Inc.	Senior Vice President/Chief Financial Officer/Treasurer
Gregory A. Gizzi Senior Vice President/Managing Director/Head of Municipal Bonds/Senior Portfolio Manager	Delaware Funds by Macquarie®	Senior Vice President/Head of Municipal Bonds
	Macquarie Asset Management	Various capacities
Bradley P. Halverson* Senior Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
J. David Hillmeyer Senior Vice President/Senior Portfolio Manager/Head of Global and Multi-Asset Credit/Executive Director	Delaware Funds by Macquarie®	Senior Vice President/Head of Global and Multi-Asset Credit
	Macquarie Asset Management	Various capacities
James L. Hinkley Senior Vice President/Head of Global Product Developmen/Head of Special Products/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Head of Global Product Developmen/Head of Special Products/Division Director
	Macquarie Asset Management	Various capacities
Jerel A. Hopkins Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/Associate General Counsel/Assistant Secretary

Kashif Ishaq Senior Vice President/Head of Investment Grade Corporate Bond Trading/Head of Credit Trading/Portfolio Manager/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Head of Investment Grade Corporate Bond Trading
	Macquarie Asset Management	Various capacities
Bradley M. Klapmeyer* Senior Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Michael Kopfler Senior Vice President/Global Head of Equity Trading/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Global Head of Equity Trading
	Macquarie Asset Management	Various capacities
	Macquarie Global Infrastructure Total Return Fund, Inc.	Senior Vice President/Head of Equity Trading
Alex Kozhemiakin Senior Vice President/Head of Emerging Markets Debt/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Head of Emerging Markets Debt
	Macquarie Asset Management	Various capacities
Nik Lalvani Senior Vice President/Chief Investment Officer – Large Cap Value/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Chief Investment Officer – Large Cap Value
	Macquarie Asset Management	Various capacities
Frank G. LaTorraca Senior Vice President/Co-Head of Private Placements/Division Director	Macquarie Asset Management	Various capacities
	Delaware Funds by Macquarie®	Senior Vice President/Co-Head of Private Placements/Division Director
Stefan Lowenthal Senior Vice President/Chief Investment Officer – Global Multi Asset/Division Director	Macquarie Asset Management	Senior Vice President/Chief Investment Officer – Global Multi-Asset
	Macquarie Asset Management	Various capacities
Daniel Mardarovici Senior Vice President/Co-Head of US Multisector/Core Plus Fixed Income/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Co-Head of US Multisector/Core Plus Fixed Income
	Macquarie Asset Management	Various capacities
John P. McCarthy Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Co-Head of High Yield
	Macquarie Asset Management	Various capacities
Kenneth G. McQuade* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Carleen Michalski Senior Vice President/Head of Global Product Development/Associate Director	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Head of Global Product Development
	Delaware Funds by Macquarie®	Senior Vice President/Head of Global Product Development
	Macquarie Asset Management	Senior Vice President/Head of Global Product Development
Timothy J. Miller* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities

	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Francis X. Morris Senior Vice President/Chief Investment Officer, Core Equity/Executive Director	Delaware Funds by Macquarie®	Senior Vice President/Chief Investment Officer-Core Equity
	Macquarie Asset Management	Various capacities
Brian L. Murray, Jr. Senior Vice President/Global Chief Compliance Officer/Division Director	Delaware Funds by Macquarie®	Senior Vice President/ Chief Compliance Officer
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Chief Compliance Officer
Susan L. Natalini Senior Vice President/Chief Operations Officer-Equity and Fixed Income Investments/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Chief Operations Officer-Equity and Fixed Income Operations
	Macquarie Asset Management	Various capacities
Matthew T. Norris* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Terrance M. O’Brien Senior Vice President/Head of Portfolio Analytics/US Head of Quantitative and Markets Research/Division Director	Delaware Funds by Macquarie®	Senior Vice President/US Head of Quantitative and Markets Research
	Macquarie Asset Management	Various capacities
Christopher J. Parker* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Mansur Z. Rasul Senior Vice President/Senior Portfolio Manager/Head of Emerging Markets Credit Trading/Associate Director	Delaware Funds by Macquarie®	Senior Vice President/Head of Emerging Markets Credit Trading
	Macquarie Asset Management	Various capacities
Sarah C. Ross* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Richard Salus Senior Vice President/Global Head of Fund Services/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Chief Financial Officer
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President
Daniel G. Scherman* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
Gilbert C. Scott* Senior Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
Kimberly A. Scott*	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Zachary H. Shafran* Senior Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Neil Siegel Senior Vice President/Chief Marketing and Product Officer/Global Head of Marketing and Product/Executive Director	Delaware Funds by Macquarie®	Senior Vice President/Global Head of Marketing and Product
	Macquarie Asset Management	Various capacities
William Speacht Senior Vice President/Deputy Chief Compliance Officer/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Deputy Chief Compliance Officer
	Macquarie Asset Management	Various capacities
John C. van Roden III Senior Vice President/Head of Municipal Trading/Senior Portfolio Manager/Associate Director	Delaware Funds® by Macquarie	Senior Vice President/Head of Municipal Trading
	Macquarie Asset Management	Various capacities
	Macquarie Asset Management	Various capacities

Bradley J. Warden* Senior Vice President	Ivy Investments	Various capacities
	Ivy Funds/Ivy Variable Insurance Portfolios	Vice President
Kathryn R. Williams Senior Vice President/Deputy General Counsel/Assistant Secretary/Division Director	Delaware Funds by Macquarie®	Senior Vice President/Deputy General Counsel/Assistant Secretary/Division Director
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Deputy General Counsel/Assistant Secretary
	Macquarie Global Infrastructure Total Return Fund, Inc.	Senior Vice President/Associate General Counsel/Assistant Secretary
Brett D. Wright Senior Vice President/Global Head of Client Solutions Group/Executive Director	Delaware Funds by Macquarie®	Senior Vice President/Head of Client Solutions Group
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	President/Chief Executive Officer/Director
Gary T. Abrams Vice President/Head of International Equity Trading/Associate Director	Delaware Funds by Macquarie®	Vice President/Head of International Equity Trading
	Macquarie Asset Management	Various capacities
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President Head of International Equity Trading
Douglas K. Briggs* Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
Jamie Charieri Vice President/Senior Private Placements Analyst/Senior Manager	Macquarie Asset Management	Various capacities
Anthony G. Ciavarelli Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Delaware Funds by Macquarie®	Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Senior Vice President/General Counsel/Assistant Secretary
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/Associate General Counsel/Assistant Secretary
Kishor K. Daga Vice President/Institutional Account Services/Associate Director of US Portfolio Administration/Associate Director	Delaware Funds by Macquarie®	Vice President/ Director of US Portfolio Administration
	Macquarie Asset Management	Various capacities
Euclyn Denton Vice President/Senior Manager of US Fund Administration	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Vice President/Financial Administration
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/US Fund Administration
Joel A. Ettinger Vice President/Taxation/Associate Director	Delaware Funds by Macquarie®	Vice President/Taxation
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Vice President/Taxation
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/Assistant Treasurer
William J. Fink Vice President/Deputy Chief Compliance Officer/Senior Manager	Macquarie Asset Management	Various capacities
Joseph A. Fiorilla Vice President/Head of US Trading Operations/Associate Director	Delaware Funds by Macquarie®	Vice President/Head of US Trading Operations
	Macquarie Asset Management	Various capacities
Stephen Hoban Vice President/Controller/Chief Financial Officer/Treasurer/Associate Director	Delaware Funds by Macquarie®	Vice President/Financial Management
	Macquarie Asset Management	Various capacities

Earthen Johnson Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Delaware Funds by Macquarie®	Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Asset Management	Various capacities
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/Associate General Counsel/Assistant Secretary
Aditya Kapoor* Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
Michael Q. Mahoney Vice President/Fund Administration/Head of US Service Provider Management/Associate Director	Delaware Funds by Macquarie®	Vice President/Head of US Service Provider Management
	Macquarie Asset Management	Various capacities
Francis Magee Vice President/Senior Manager, US Fund Administration	Delaware Funds by Macquarie®	Vice President/Financial Administration
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Vice President/Investment Accounting
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/US Fund Administration
Andrew McEvoy Vice President/Trade Settlements/Associate US Director of US Transaction Management	Delaware Funds by Macquarie®	Vice President/Associate Director of US Transaction Management
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Vice President/Trade Settlements
Peter T. Pan Vice President/Head of US SMA Trading/Associate Director	Delaware Funds by Macquarie®	Vice President/Head of US SMA Trading
	Macquarie Asset Management	Various capacities
John J. Richie* Vice President	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
Emilia P. Wang Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Delaware Funds by Macquarie®	Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Asset Management	Various capacities
	Optimum Fund Trust	Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/Associate General Counsel/Secretary
Lauren Weintraub Vice President/Senior Equity Trader/Senior Manager	Macquarie Asset Management	Various capacities
	Macquarie Global Infrastructure Total Return Fund, Inc.	Vice President/Senior Equity Trader/Senior Manager
Aaron D. Young* Vice President	Delaware Funds by Macquarie®	Vice President
	Macquarie Asset Management	Various capacities
	Ivy Investments	Various capacities
Joseph Zalewski Vice President/Senior Credit Analyst – Distressed Debt/Associate Director	Macquarie Asset Management	Various capacities

EAM Investors, LLC

EAM Investors, LLC ("EAM Investors") is a Sub-Adviser for the Registrant's Small Cap and Small Cap II Funds. The principal business address of EAM Investors is 215 Highway 101, Suite 216, Solana Beach, California 92075. EAM Investors is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of EAM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Easterly Investment Partners LLC

Easterly Investment Partners LLC ("EIP") is a Sub-Adviser for the Registrant's Small Cap II Fund. The principal business address of 138 Conant Street, Beverly, Massachusetts, 01915. EIP is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, off icer or partner of EIP has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Franklin Advisers, Inc.

Franklin Advisers, Inc. ("FAV") is a Sub-Adviser for the Registrant's Multi-Asset Real Return Fund. The principal business address of One Franklin Parkway, San Mateo, California 94403-1906. EIP is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of FAV has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Fred Alger Management, LLC

Fred Alger Management, LLC (“Fred Alger”) is a Sub-Adviser for the Registrant's Large Cap Fund. The principal business address of Fred Alger is 100 Pearl Street, 27th Floor, New York, New York 10004. Fred Alger is a registered investment adviser under the Advisers Act.

Set forth below is the name and principal business address of each company, excluding Fred Alger advised funds, for which a director or officer of Fred Alger serves as a director, officer or employee. Unless otherwise noted, the principal business address of each of the companies listed below is 100 Pearl Street, 27th Floor, New York, New York 10004.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Daniel C. Chung Chairman, President and Chief Executive Officer	Alger Associates, Inc.	President and Chief Executive Officer
	Alger Capital, LLC	President and Chief Executive Officer
	Alger Group Holdings, LLC	President and Chief Executive Officer
	Alger Apple Real Estate, LLC	President and Chief Executive Officer
	Alger Boulder I LLC	President and Chief Executive Officer
	Weatherbie Capital, LLC 265 Franklin Street Boston, Massachusetts 02110	Manager
	Alger Management, Ltd. 78 Brook Street London W1K 5EF United Kingdom	Director
	Alger SICAV	Director
	Alger International Holdings	Director and Chairman
	Alger Alternative Holdings, LLC	President, Chief Executive Officer and Manager
	Alger-Weatherbie Holdings, LLC 265 Franklin Street Boston, Massachusetts 02110	Chairman, President and Manager
	The Foundation for Alger Families	President and Director
Robert Kincel Chief Financial Officer, Senior Vice President and Treasurer	Alger Associates, Inc.	Chief Financial Officer and Treasurer
	Fred Alger & Company, LLC	Chief Financial Officer, Treasurer and Senior Vice President
	Weatherbie Capital, LLC 265 Franklin Street Boston, Massachusetts 02110	Treasurer and Manager
	Alger-Weatherbie Holdings, LLC 265 Franklin Street Boston, Massachusetts 02110	Treasurer and Manager
	Alger International Holdings	Director
	Alger Alternative Holdings, LLC	Chief Financial Officer, Treasurer and Manager
	Alger Capital, LLC	Chief Financial Officer, Treasurer and Vice President
	Alger Group Holdings, LLC	Chief Financial Officer, Treasurer and Vice President
	Alger Apple Real Estate, LLC	Treasurer

	Alger Boulder I LLC	Treasurer
	The Foundation for Alger Families	Treasurer and Director
Hal Liebes Executive Vice President, Chief Operating Officer and Secretary	Fred Alger & Company, LLC	Director
	Alger Associates, Inc.	Chief Operating Officer and Secretary
	Alger Alternative Holdings, LLC	Chief Operating Officer, Secretary and Manager
	Alger SICAV	Director
	Alger International Holdings	Director
	Alger Dynamic Return Offshore Fund	Director
	Alger Capital, LLC	Vice President, Chief Operating Officer, Member and Secretary
	Alger Group Holdings, LLC	Vice President, Chief Operating Officer, Member and Secretary
	Alger Management, Ltd. 78 Brook Street London W1K 5EF United Kingdom	Executive Director and Chairman
	Weatherbie Capital, LLC 265 Franklin Street Boston, Massachusetts 02110	Manager and Secretary
	Alger Apple Real Estate LLC	Manager and Secretary
	Alger-Weatherbie Holdings, LLC 265 Franklin Street Boston, Massachusetts 02110	Manager
	Alger Partners Investors I, LLC	Manager
	Alger Partners Investors KEIGF	Manager
	Alger Boulder I LLC	Secretary
	The Foundation for Alger Families	Director and Secretary
Tina Payne Senior Vice President, General Counsel and Chief Compliance Officer	Fred Alger & Company, LLC	Senior Vice President, General Counsel and Secretary
	Alger Management, Ltd. 78 Brook Street London W1K 5EF United Kingdom	Chief Compliance Officer
	Weatherbie Capital, LLC 265 Franklin Street Boston, Massachusetts 02110	Assistant Secretary
	Alger-Weatherbie Holdings, LLC 265 Franklin Street Boston, Massachusetts 02110	Assistant Secretary
	Alger Alternative Holdings, LLC	Assistant Secretary

Income Research & Management

Income Research & Management ("IR+M") is a Sub-Adviser for the Registrant's Long Duration, Long Duration Credit, and Intermediate Duration Credit Funds. The principal business address of IR+M is 100 Federal Street, 30th Floor, Boston, Massachusetts 02110. IR+M is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of IR+M has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Jackson Creek Investment Advisors LLC

Jackson Creek Investment Advisors LLC (“Jackson Creek”) is a Sub-Adviser for the Registrant’s Small/Mid Cap Equity Fund. The principal business address of Jackson Creek is 115 Wilcox Street, Suite 220, Castle Rock, Colorado 80104. Jackson Creek is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Jackson Creek has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Jennison Associates LLC

Jennison Associates LLC ("Jennison") is a Sub-Adviser for the Registrant's Core Fixed Income, Long Duration and Long Duration Credit Funds. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017. Jennison is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
David Hunt Director	PGIM, Inc. 655 Broad Street, Newark, New Jersey 07102	Director, Chairman, Chief Executive Officer, President
Taimur Hyat Director	PGIM, Inc. 655 Broad Street, Newark, New Jersey 07102	Vice President
Jurgen Muhlhauser Director	PGIM, Inc. 655 Broad Street, Newark, New Jersey 07102	Director, Vice President, Chief Financial Officer
Pamela Sinclair Director	PGIM, Inc. 655 Broad Street, Newark, New Jersey 07102	Vice President

JOHCM (USA) Inc.

JOHCM (USA) Inc. ("JOHCM") is a Sub-Adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of JOHCM is 53 State Street, Suite 1302, 13th Floor Boston, MA 02109. JOHCM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Nicolas Good Director	JOHCM Funds Trust 53 State Street Boston, MA 02109	Director
	Pendal USA Inc 53 State Street Boston, MA 02109	Director

	Pendal Group Limited Level 14, The Chifley Tower 2 Chifley Square Sydney, NSW 2000 Australia	Chief Executive Officer and Managing Director
Jonathan Weitz Director and Chief Operating Officer	JOHCM Funds Trust 53 State Street Boston, MA 02109	President
	Pendal USA Inc. 53 State Street Boston, MA 02109	Director and Chief Operating Officer
John Reifsnider Director and Chief Executive Officer	Pendal USA Inc 53 State Street Boston, MA 02109	Director and Chief Executive Officer
	Thompson, Siegel & Walmsley LLC 6641 West Broad Street, Suite 600 Richmond, VA 23230	CEO
Joseph VanCaster Director	Pendal USA Inc 53 State Street Boston, MA 02109	Director
	Thompson, Siegel & Walmsley LLC 6641 West Broad Street, Suite 600 Richmond, VA 23230	Chief Financial Officer
Scott Craven Jones Director	Pendal USA Inc 53 State Street Boston, MA 02109	Director
	Carne Global Financial Services (US) LLC PO Box 151 Kenilworth, IL 60043	Director
	Park Agency, Inc. 330 Madison Avenue Suite 2303 New York, NY 10017	Managing Director
	Madison Covered Call & Equity Strategy Fund 550 Science Drive Madison, WI 53711	Director
	Madison Funds 550 Science Drive Madison, WI 53711	Director

	Manager Directed Portfolios c/o US Bancorp Fund Services, LLC 6150e. Michigan Street Milwaukee, WI 53202	Director
	XAI Floating Rate & Alternative Income Term Trust 321 North Clark Street Chicago, IL 60647	Director
Christopher Jones Director	Pendal USA Inc 53 State Street Boston, MA 02109	Chairman of the Board
	Pendal Group Limited Level 14, The Chifley Tower 2 Chifley Square Sydney, NSW 2000 Australia	Director
	CMVJ Capital LLC 40 West 77th Street New York, NY 10024	Principal
	Acorns Grow 4600 Campus Drive Suite 107 Newport Beach, CA 92660	Chair of Investment Committee
	Zoe Financial One Dock 72 Way Brooklyn, NY 11205	Chair of Advisory Committee
	NYCA 485 Madison Ave Floor 12 New York, NY 10022	Limited Partner Adviser

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. ("JPMIM") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of JPMIM is 383 Madison Avenue, New York, New York 10179. JPMIM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of JPMIM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

KBI Global Investors (North America) Ltd

KBI Global Investors (North America) Ltd ("KBIGI (North America)") is a Sub-Adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of KBIGI (North America) is 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland. KBIGI (North America) is a registered investment adviser under the Investment Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Sean Hawkshaw President	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland.	Chief Executive Officer, Director
Geoff Blake, Director	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland.	Director, Head of Clients & Business Development
William Cotter, Non-Executive Director	KBI Global Investors Ltd. 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland.	KBIGI - Non-Executive Director (Mr. Cotter is retired and has only two active Non Executive directorships).

Lazard Asset Management LLC

Lazard Asset Management LLC ("Lazard") is a Sub-Adviser for the Registrant's World Equity Ex- Us Fund and Screened World Equity Ex-Us Fund. The principal business address of Lazard is 30 Rockefeller Plaza, New York, New York 10112. Lazard is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Lazard has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Leeward Investments, LLC

Leeward Investments, LLC ("Leeward") is a Sub-Adviser for the Registrant's Small Cap II Fund. The principal business address of Leeward is 201 Washington Street, 29th Floor, Boston, Massachusetts 02108. Leeward is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
R. Todd Vingers, CFA President, Manager, Portfolio Manager	LMCG Investments, LLC 201 Washington Street, 29th Floor Boston, MA 02108	Board Member, Portfolio Manager (until Leeward spin-out in March 2022)

Legal & General Investment Management America Inc.

Legal  & General Investment Management America Inc. ("LGIMA") is a Sub-Adviser for the Registrant's Long Duration, Long Duration Credit and Intermediate Duration Credit Funds. The principal business address of LGIMA is 71 South Wacker Drive, Chicago, Illinois 60606. LGIMA is a registered investment adviser under the Advisers Act.

LGIMA's Senior Management is comprised of its business unit leaders and is referred to as the Executive Committee. Executive Committee members are prohibited from having outside business interests that conflict with the interests of LGIMA or its clients, and thus no members has any such outside business interests. LGIMA mandates the disclosure of all outside business activities to the CCO and requires that such activities be reaffirmed on an annual basis or report any changes within 10 calendar days of such change is status. This provides greater visibility to assess conflicts from such activities.

Los Angeles Capital Management LLC.

Los Angeles Capital Management LLC (“Los Angeles Capital”) is a Sub-Adviser for the Registrant’s Small Cap and Small Cap II Funds. The principal business address of Los Angeles Capital is 11150 Santa Monica Blvd, Suite 200, Los Angeles, California 90025. Los Angeles Capital is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director or officer of Los Angeles Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

LSV Asset Management

LSV Asset Management ("LSV") is a Sub-Adviser for the Registrant's Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and World Select Equity Funds. The principal business address of LSV is 155 North Wacker Drive, Chicago, Illinois 60606. LSV is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of LSV has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Mackenzie Investments Corporation

Mackenzie Investments Corporation ("Mackenzie") is a Sub-Adviser for the Registrant's World Select Equity and Large Cap Disciplined Equity Funds. The principal business address of Mackenzie is Two International Place, Suite 2320, Boston, MA 02110. Mackenzie is a registered investment adviser under the Advisers Act.

J. Luke Gould Director	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	President and Chief Executive Officer
	Mackenzie Inc. 447 Portage Avenue Winnipeg, Manitoba, R3C 3B6 Canada	President and Chief Executive Officer
	MGELS Investments Limited 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Chief Executive Officer
	MMLP GP Inc. 180 Queen Street West Toronto, Ontario M5V 3K1 Canada	Director & Chief Executive Officer
	Mackenzie U.S. Fund Management Inc. 280 Park Avenue, 15th Floor New York, NY 10017	Director & President
	Mackenzie Investments Europe Limited Brooklawn House, Shelbourne Road Dublin, Ireland, 4	Director
	Northleaf Capital Group Ltd 79 Wellington Street West, 6th Floor Toronto, Ontario M5K 1N9 Canada	Director
	China Asset Management Co., Ltd. Floor 8, Building 7, One Yuetan South St. Beijing, China	Director
	6460675 Manitoba Ltd. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Director & President

	11249185 Canada Inc. 199 Bay Street, Suite 4000, Toronto, Ontario, Canada, M5L 1A9 Canada	Director
	GLC Asset Management Group Ltd. 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Director
Rhonda Goldberg Director	IGM Financial Inc. Investors Group Inc. Mackenzie Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Executive Vice-President and General Counsel
	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Executive Vice-President and General Counsel
	Mackenzie GP Inc. 180 Queen Street West Toronto, Ontario M5V 3K1 Canada	Director
	Investors Group Financial Services Inc. Investors Group Securities Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Director
	I.G. Investment Management, Ltd. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Assistant Secretary
	Investment Planning Counsel Inc. 5015 Spectrum Way, Suite 300 Mississauga, Ontario L4W 0E4 Canada	Director
	GLC Asset Management Group Ltd. 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Director
Cynthia Currie Director	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Executive Vice-President and Chief Human Resources Officer
	Investors Group Inc. Mackenzie Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Executive Vice-President and Chief Human Resources Officer
Steven Locke Director and Senior Vice-President, Chief Investment Officer	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Chief Investment Officer, Fixed Income and Multi-Asset Strategies
Subhas Sen Director	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Director and Senior Vice-President, Head of Business Operations
	Strategic Charitable Giving Foundation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Director and Chairman of the Board

Keith Potter Director and Executive Vice-President & Chief Financial Officer	IGM Financial Inc. Investors Group Inc. Mackenzie Inc. 447 Portage Avenue Winnipeg, Manitoba, R3C 3B6 Canada	Executive Vice-President & Chief Financial Officer
	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Executive Vice-President & Chief Financial Officer
	Investors Group Corporate Class Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	President and Chief Executive Officer
	Investors Syndicate Limited Investors Syndicate Property Corp. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Director and President
	1000054111 Ontario Inc 180 Queen Street West, Toronto, Ontario, M5V 3K1 Canada	Director and President
	11249142 Canada Inc. 11263552 Canada Inc. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Director and President
	Investment Planning Counsel Inc. 5015 Spectrum Way, Suite 300 Mississauga, Ontario L4W 0E4 Canada	Director
Gillian Seidler Chief Compliance Officer	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Vice-President & Chief Compliance Officer
	I.G. Investment Management, Ltd. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Chief Compliance Officer
Nicholas L. Westlind Secretary	Mackenzie Financial Corporation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Senior Vice-President, Associate General Counsel, Asset Management and Secretary
	Mackenzie Investments Asia Limited 88 Queensway, 2 Pacific Place, Suite 1011, Hong Kong, China	Director
	Strategic Charitable Giving Foundation 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Vice-President

MGELS Investments Limited MMLP GP Inc. 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	Director & Secretary
Mackenzie GP Inc. 180 Queen Street West, Toronto, Ontario M5V 3K1 Canada	President & Secretary
Investors Group Inc. 447 Portage Avenue Winnipeg, Manitoba, R3C 3B6 Canada	Senior Vice-President, Associate General Counsel, Asset Management and Secretary
I.G. Investment Management, Ltd. 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6 Canada	Assistant Secretary
Counsel Portfolio Services Inc. 5015 Spectrum Way, Suite 300 Mississauga, Ontario L4W 0E4 Canada	Secretary
Counsel Portfolio Corporation 5015 Spectrum Way, Suite 300 Mississauga, Ontario L4W 0E4 Canada	Director & Secretary

Manulife Investment Management (US) LLC

Manulife Investment Management (US) LLC ("Manulife") is a Sub-Adviser for the Registrant's Opportunistic Income Fund. The principal business address of Manulife is 197 Clarendon Street, Boston, Massachusetts 02116. Manulife is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Manulife has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Mar Vista Investment Partners, LLC

Mar Vista Investment Partners, LLC ("Mar Vista") is a Sub-Adviser for the Registrant's Large Cap Fund. The principal business address of Mar Vista is 11150 Santa Monica Blvd., Suite 320, Los Angeles, California 90025. Mar Vista is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Mar Vista has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Marathon Asset Management, L.P.

Marathon Asset Management, L.P. ("Marathon") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Marathon is One Bryant Park, 38th Floor, New York, New York 10036. Marathon is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Marathon has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Martingale Asset Management, L.P.

Martingale Asset Management, L.P. ("Martingale") is a Sub-Adviser for the Registrant's Small Cap Fund. The principal business address of Martingale is 888 Boylston Street, Suite 1400, Boston, MA 02199. Martingale is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Martingale Asset Management Corporation (MAM Corp) General Partner	Martingale Asset Management, L.P. (MAM LP) 888 Boylston Street Boston, Massachusetts	General Partner
William E. Jacques, CFA CEO; Limited Partner	MAM Corp 888 Boylston Street Boston, Massachusetts	Director, Shareholder, President
Alan J. Strassman Chair; Limited Partner	MAM Corp 888 Boylston Street Boston, Massachusetts	Director, Shareholder, Chairman
James M. Eysenbach, CFA Chief Investments Officer; Limited Partner	MAM Corp 888 Boylston Street Boston, Massachusetts	Director, Shareholder
Jennifer N. Cooper, IACCP® President, Chief Financial Officer & Chief Compliance Officer; Limited Partner	MAM Corp 888 Boylston Street Boston, Massachusetts Providence College School of Business, Business Advisory Council	Director, Shareholder Treasurer, Secretary Member
John R. Thomas, CFA Vice Chair; Limited Partner	Ohio Wesleyan University 61 S. Sandusky Street Delaware, Ohio Japan Society of Northern CA 500 Washington Street Suite 300 San Francisco, California	Investments Sub-Committee Vice Chairman of the Board
Marisa N. Renaud, CPA, IACCP® Vice President, Finance & Compliance; Limited Partner	MAM Corp 888 Boylston Street Boston, Massachusetts	Assistant Treasurer, Assistant Secretary

MetLife Investment Management, LLC

MetLife Investment Management, LLC ("MIM") is a Sub-Adviser for the Registrant's Core Fixed Income, Long Duration Credit, Ultra Short Duration Bond, Limited Duration Bond and Intermediate Duration Credit Funds. The principal business address of MIM is One MetLife Way, Whippany, New Jersey 07981. MIM is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is One MetLife Way, Whippany, New Jersey 07981.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Steven Goulart President, Chief Executive Officer	MetLife, Inc. 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	MetLife Group, Inc. 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	Metropolitan Life Insurance Company 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	MetLife Investments Management Holdings, LLC One MetLife Way Whippany, NJ 07981	President and Director
	MetLife EU Holding Company Limited 200 Park Avenue New York, NY 10166	Director
Joseph Pollaro Chief Operating Officer	MetLife Investments Securities, LLC One MetLife Way Whippany, NJ 07981	President and Chief Executive Officer
	MetLife Investment Management Limited Level 34 One Canada Square London E14 5AA United Kingdom	Chief Operating Officer Director
	MetLife Asset Management Corp. Tokyo Garden Terrace Kioicho Kioi Tower 25F 1-3, Kioicho, Chiyoda-ku, Tokyo Japan	Chief Operating Officer Director
	MetLife Investments Asia Limited 9th Floor, One Taikoo Place 979 King’s Road, Quarry Bay Hong Kong S.A.R.	Chief Operating Officer Director
	MetLife Investment Management Holdings (Ireland) Limited 20 on Hatch Lower Hatch Street Dublin 2, Ireland	Director
	MetLife Investments Management Holdings, LLC One MetLife Way Whippany, NJ 07981	Board of Managers Executive Vice President
	MetLife Investors Group, LLC One MetLife Way Whippany, NJ 07981	Board of Managers Executive Vice President
	MIM I, LLC One MetLife Way Whippany, NJ 07981	Chief Operating Officer
	MetLife Services and Solutions, LLC One MetLife Way Whippany, NJ 07981	Executive Vice President
	MetLife Group, Inc. 200 Park Avenue New York, NY 10166	Executive Vice President
	Metropolitan Life Insurance Company	Executive Vice President

200 Park Avenue New York, NY 10166
	MetLife Investment Management Europe Limited 20 on Hatch Lower Hatch Street Dublin 2, Ireland	Director
Michael Yick Treasurer and Chief Financial Officer	MetLife Investments Securities, LLC One MetLife Way Whippany, NJ 07981	Treasurer and Chief Financial Officer
	MetLife Investments Management Holdings LLC One MetLife Way Whippany, NJ 07981	Treasurer
	MIM I, LLC One MetLife Way Whippany, NJ 07981	Treasurer and Chief Financial Officer
	MetLife Investors Distribution Company One MetLife Way Whippany, NJ 07981	Treasurer

Metropole Gestion SA

Metropole Gestion SA ("Metropole") is a Sub-Adviser for the Registrant's World Select Equity Fund. The principal business address of Metropole is 12, boulevard de la Madeleine, Paris, France 75009. Metropole is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Metropole has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Metropolitan West Asset Management, LLC

Metropolitan West Asset Management, LLC ("MetWest") is a Sub-Adviser for the Registrant's Core Fixed Income, Long Duration, Long Duration Credit and Limited Duration Bond Funds. The principal business address of MetWest is 865 South Figueroa Street, Suite  1800, Los Angeles, California 90017. MetWest is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Marc Stern Chairman	The TCW Group, Inc.	Chairman
	TCW Investment Management Company LLC	Chairman
	TCW Asset Management Company LLC	Chairman
	TCW LLC	Chairman
	Los Angeles 2028 Olympic Committee (f/k/a Los Angeles 2024 Exploratory Committee) 10960 Wilshire Blvd, #1050, Los Angeles, CA 90024	Director and Board Member
	The Alliance for Southern California Innovation 16320 Los Serenos Robles, Los Gatos, CA 95030	Director
	Base Halogram 3009 Post Oak Boulevard, #1200 Houston, TX 77056	Board Member
	The John F. Kennedy Center for the Performing Arts 2700 F Street, NW Washington, DC 20566	Trustee
	California Institute of Technology 1200 E California Blvd, Pasadena, CA 91125	Non-voting member Board of Trustees
	Los Angeles Opera 135 No. Grand Avenue Los Angeles, CA 90012	Board Member, Chairman
	Marc & Eva Stern Foundation 865 So. Figueroa Street, #1800 Los Angeles, CA 90017	Officer, Director
	Milwaukee Brewers Baseball Club One Brewers Way Milwaukee, WI 53214	Minority Owner & Advisor Board Member
	Performing Arts Center of Los Angeles County 135 No. Grand Avenue Los Angeles, CA 90012	Director
	Metropolitan Opera Lincoln Center for the Performing Arts, 30 Lincoln Center Plaza, New York, NY 10023	Board Member
	The TCW Group, Inc.	President and Chief Executive Officer

David Lippman Chief Executive Officer	TCW Investment Management Company LLC	President and Chief Executive Officer
	TCW Asset Management Company LLC	President and Chief Executive Officer
	TCW LLC	President and Chief Executive Officer
	The Music Center 135 N. Grand Avenue Los Angeles, CA 90012	Board Member
	Stag Lodge HOA Board of Directors 8200 Royal Street East, Park City, UT 84060	Board Member
	Pasi Matti Hamalainen 2004 Revocable Trust Pacific Palisades, CA	Trustee
	MWAM Holdings, LLC 865 S. Figueroa St. Los Angeles, CA 90065	Member
Elizabeth T. Kraninger Executive Vice President & Chief Operating Officer	The TCW Group, Inc.	Executive Vice President & Chief Operating Officer
	TCW Investment Management Company LLC	Executive Vice President & Chief Operating Officer
	TCW Asset Management Company LLC	Executive Vice President & Chief Operating Officer
	TCW LLC	Executive Vice President & Chief Operating Officer
	St. Mary’s School Los Angeles, CA 90010	Developing Committee Member
Richard Villa Executive Vice President, Chief Financial Officer & Assistant Secretary	The TCW Group, Inc.	Executive Vice President, Chief Financial Officer & Assistant Secretary
	TCW Investment Management Company LLC	Executive Vice President, Chief Financial Officer & Assistant Secretary
	TCW Asset Management Company LLC	Executive Vice President, Chief Financial Officer & Assistant Secretary
	TCW LLC	Executive Vice President, Chief Financial Officer & Assistant Secretary
	Goodwill of Southern California 342 San Fernando Road Los Angeles, CA 90031	Board Member
	Special Olympics Southern California 1600 Forbes Way, Suite 200 Long Beachm CA 90810	Board Member
	CV Restaurant Group 2276 Honolulu Avenue, Montrose, CA 91020	Partner
	The TCW Group, Inc.	Executive Vice President, General Counsel & Secretary

Meredith Jackson Executive Vice President, General Counsel, Secretary	TCW Investment Management Company LLC	Executive Vice President, General Counsel & Secretary
	TCW Asset Management Company LLC	Executive Vice President, General Counsel & Secretary
	TCW LLC	Executive Vice President, General Counsel, Secretary
	SIFMA Asset Management Group 1101 New York Ave., N.W. Washington, D.C. 20005	Officer of Steering Committee of Asset Management Group (Treasurer)
	SIFMA 1101 New York Ave., N.W. Washington, D.C. 20005	Chair of Advisory Board
	Institutional Investor Forums 1120 Avenue of the Americas, 6th Floor New York, NY 10036	Advisory Board member
	MJ Fronty Vineyards LLC 9100 Vineyard Drive, Paso Robles, CA 93446	Owner, managing member
	LA Philharmonic 111 South Grand Avenue, Los Angeles, CA 90012	Member, Board of Overseers
Gladys Xiques Managing Director, Global Chief Compliance Officer	The TCW Group, Inc.	Global Chief Compliance Officer
	TCW Investment Management Company LLC	Managing Director, Global Chief Compliance Officer
	TCW Asset Management Company LLC	Managing Director, Global Chief Compliance Officer
	TCW LLC	Managing Director, Global Chief Compliance Officer

Neuberger Berman Investment Advisers LLC

Neuberger Berman Investment Advisers LLC ("NBIA") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of NBIA is 1290 Avenue of the Americas, New York, New York 10104. NBIA is a registered investment adviser under the Advisers Act.

NBIA is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC. Information as to the directors and executive officers of NBIA set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-61757), and amended through the date hereof, is incorporated by reference. The directors and executive officers of NBIA are: Bradley Tank, Joseph Amato, Kenneth deRegt, Vanessa Rosenthal, and Stephen Wright. These individuals have not been engaged in any other business or profession, vocation or employment of a substantial nature during the past two fiscal years other than in their capacities as a director of NBIA or certain of NBIA's affiliated entities or certain domestic or non-US investment companies.

During the last two fiscal years, no director, officer or partner of NBIA has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Ninety One UK Ltd.

Ninety One UK Ltd. ("Ninety One Limited") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Ninety One Limited is 55 Gresham Street, London EC2V 7EL, United Kingdom. Ninety One Limited Ltd is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Ninety One Limited has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Poplar Forest Capital LLC

Poplar Forest Capital LLC ("Poplar Forest") is a Sub-Adviser for the Registrant's World Select Equity Fund. The principal business address of Poplar Forest is 225 S. Lake Avenue, Suite 950, Pasadena, CA 91101. Poplar Forest is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Poplar Forest has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Robeco Institutional Asset Management US Inc.

Robeco Institutional Asset Management US Inc. (“Robeco”), is a Sub-Adviser for the Registrant’s Emerging Markets Equity Fund. The principal business address of 230 Park Avenue, Suite 3330, New York, NY 10169. Robeco is a registered investment adviser under the Adviser Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Karin van Baardwijk Chief Executive Officer	Robeco Institutional Asset Management BV Weena 850, 3014 Rotterdam The Netherlands	Chief Executive Officer
Marcus F. van der Kroft Treasurer	Robeco Institutional Asset Management BV Weena 850, 3014 Rotterdam The Netherlands	Chief Operating Officer, Chief Investment Officer, Fundamental and Quant

As of January 1, 2022, Gilbert van Hassel relocated back to the United States where he assumed a senior role with Robeco’s ultimate parent, the ORIX Group, in their New York office.

Rhicon Currency Management Pte Ltd

Rhicon Currency Management Pte Ltd ("Rhicon") is a Sub-Adviser for the Registrant's World Select Equity Fund. The principal business address of Rhicon is 49 Duxton Road, #02-01, Singapore, 089513. Rhicon is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Christopher Andrew Brandon Principal, Managing Director	Rhicon Currency Management (UK) Ltd Waverley House, 7-12 Noel Street, London, W1F 8GQ	Director
	Rhicon Capital Management Pty Ltd 38 Lang Road, Centennial Park NSW 2021, Australia	Director
	Rhicon Currency Japan Ltd Otemachi 1-5-1, Chiyoda-ku, Tokyo 100-004	Director
	EH Group Engineering AG Chemin de la Vigne 2, 1197 Prangins Switzerland	Director
	Rhicon Group Holdings Ltd 3076 Sir Francis Drake's Highway Road Show, Tortola British Virgin Islands	Director
Peter Jacobson Principal, Managing Director	Rhicon Currency Management (UK) Ltd Waverley House, 7-12 Noel Street, London, W1F 8GQ	Director
	Rhicon Capital Management Pty Ltd 38 Lang Road, Centennial Park NSW 2021, Australia	Director
	Rhicon Group Holdings Ltd 3076 Sir Francis Drake's Highway Road Show, Tortola British Virgin Islands	Director
Jonathan Mark Wharton Director	Rhicon Currency Management (UK) Ltd Waverley House, 7-12 Noel Street, London, W1F 8GQ	Director
	Rhicon Strategic Fund C/O Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park PO Box 1350 Grand Cayman KY1-1108, Cayman Islands	Director

RWC Asset Advisors (US) LLC

RWC Asset Advisors (US) LLC ("RWC") is a Sub-Adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of RWC is 2640 South Bayshore Drive, Suite  201, Miami, Florida 33133. RWC is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of RWC has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Sompo Asset Management Co., Ltd.

Sompo Asset Management Co., Ltd. ("Sompo AM") is a Sub-Adviser for the Registrant's World Select Equity Fund. The principal business address of Sompo AM is Kyoritsu Nihonbashi Bldg., 2-2-16 Nihonbashi, Chuo-Ku, Tokyo, Japan 1030027. Sompo AM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, Officer or partner of Sompo AM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, Officer, employee, partner or trustee.

SSGA Funds Management, Inc.

SSGA Funds Management, Inc. ("SSGA FM") is a Sub-Adviser for the Registrant's Large Cap Index, S&P 500 Index, Extended Market Index and Dynamic Asset Allocation Funds. The principal business address of SSGA FM is One Iron Street, Boston, Massachusetts 02210. SSGA FM is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is One Iron Street, Boston, Massachusetts 02210.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Ellen Needham Chairman, Director and President of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director of SSGA
Sean Driscoll Director of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director of SSGA
Barry F.X. Smith Director of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director of SSGA
Lori Heinel Director of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Executive Vice President of SSGA
Steven Lipiner Director of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director and Chief Financial Officer of SSGA
Jackie Collier Chief Compliance Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210 State Street Corporation State Street Financial Center One Lincoln Street Boston, Massachusetts 02111	Managing Director and Chief Compliance Officer of SSGA
Bo Trevino Treasurer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Vice President of SSGA

Sean O’Malley, Esq. Chief Legal Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director and General Counsel of SSGA
Ann Carpenter Chief Operating Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director of SSGA
Tim Corbett Chief Risk Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Senior Vice President/Senior Managing Director of SSGA
David Ireland CTA - Chief Marketing Officer of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210 Goldman Sachs 200 West Street New York, NY 10282	Senior Vice President/Senior Managing Director of SSGA
David Urman, Esq. Clerk of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Vice President and Senior Counsel of SSGA
Dan Furman, Esq. Assistant Clerk of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director and Managing Counsel of SSGA
Leanne Dunn, Esq. Assistant Clerk of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director and Senior Counsel of SSGA
Mike Pastore, Esq. Assistant Clerk of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director and Senior Counsel of SSGA
Jamie Bernardi Derivatives Risk Manager of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Managing Director of SSGA
Christyann Weltens Derivatives Risk Manager of SSGA FM	State Street Global Advisors One Iron Street Boston, Massachusetts 02210	Vice President of SSGA

Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC

Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC ("Stone Harbor") is a Sub-Adviser for the Registrant's Emerging Markets Debt Fund. The principal business address of Stone Harbor is 31 West 52nd Street, 16th Floor, New York, New York 10019. Stone Harbor is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Peter J. Wilby Co-Chief Investment Officer, Managing Member of General Partner	Stone Harbor Investment Funds 31 West 52nd Street 16th Floor New York, NY 10019	President Chairman of the Board of Trustees

T. Rowe Price Associates, Inc.

T. Rowe Price Group, Inc. (T. Rowe Price Group), is a Maryland corporation formed in 2000 as a holding company for the T. Rowe Price affiliated companies. T. Rowe Price Group is an independent asset management firm that is committed to serving the needs of investors worldwide. T. Rowe Price Group owns 100% of the stock of T. Rowe Price Associates, Inc. and is the direct or indirect owner of multiple subsidiaries.

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, and providing investment advice to T. Rowe Price Trust Company as trustee of several Maryland-registered domestic common trust funds. Price Associates is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price International Ltd (Price International), a wholly owned subsidiary of Price Associates, was originally organized in 2000 as a United Kingdom limited company. Price International sponsors and serves as adviser and distributor to foreign collective investment schemes and is responsible for marketing and client servicing for Europe and the Middle East (EMEA) (ex-European Union (EU) and European Economic Area (EEA)) clients. Price International provides investment management services to registered investment companies and other institutional investors. Price International may delegate investment management responsibilities to Price Associates, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd., T. Rowe Price Japan, Inc., and/or T. Rowe Price Australia Limited (each, including Price International, shall hereinafter referred to as a “Price Investment Adviser”), and a Price Investment Adviser may delegate investment management responsibilities to Price International. Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is also authorized and regulated by the United Kingdom Financial Conduct Authority and licensed by other global regulators.

T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of clients based in Hong Kong and certain Asian countries. Price Hong Kong serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland- registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Hong Kong also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Hong Kong may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Hong Kong. Price Hong Kong is licensed with the Securities and Futures Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Singapore Private Ltd. (Price Singapore), a wholly owned subsidiary of Price International, was organized as a Singapore limited private company in 2010. Price Singapore is responsible for marketing and client servicing of clients based in Singapore and certain other Asian countries. Price Singapore serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Singapore also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Singapore may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Singapore. Price Singapore holds a Capital Markets Service License in Fund Management with the Monetary Authority of Singapore and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Japan, Inc. (Price Japan), a wholly owned subsidiary of Price International, was organized as a Japanese private company in 2017. Price Japan is responsible for marketing and client servicing of clients based in Japan. Price Japan serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Japan may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Japan. Price Japan is registered with the Japan Financial Services Agency as a Financial Instruments Business Operator with permission to conduct investment management and advisory businesses, and with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Investment Management, Inc. (Price Investment Management), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 2020. Price Investment Management provides investment management services to registered investment companies and other institutional investors. A Price Investment Adviser may delegate investment management responsibilities to Price

Investment Management. Price Investment Management is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates. The business address for each is 100 East Pratt Street, Baltimore, MD 21202

Glenn R. August, Director of T. Rowe Price Group. Mr. August has been an employee, a vice president, and a director of Price Group since 2021. He is the founder and chief executive officer of Oak Hill Advisors, L.P. (OHA), an alternative investment firm specializing in performing and distressed credit investments, which was acquired by, and operates as a standalone business within, T. Rowe Price Group. Mr. August is a member of the Management Committee. Prior to founding OHA in 1990 and cofounding its predecessor investment firm in 1987, Mr. August worked at Morgan Stanley in New York and London. Mr. August earned a B.S. in industrial and labor relations from Cornell University and an M.B.A. from Harvard Business School, where he was a Baker Scholar. Mr. August is a member of the board of directors of Lucid Group, Inc., where he serves on the audit and nominating/governance committees, as well as a member of the board of directors for MultiPlan, Inc., where he serves on the nominating/corporate governance committee. He is a member of the board of trustees of Horace Mann School, where he cochairs the investment committee; he is a member of the board of trustees of The Mount Sinai Medical Center; and he is a member of the board of directors of Partnership for New York City and the 92nd Street Y, where he serves on the executive, finance, and nominating/governance committees. Mr. August previously served on the board of directors for Cooper Standard Automotive Board and a number of corporate boards.

Mark S. Bartlett, Director of T. Rowe Price Group. Mr. Bartlett has been an independent director of Price Group since 2013 and serves as chair of the Audit Committee and as a member of the Executive Compensation and Management Development Committee. He was a partner at Ernst & Young, serving as managing partner of the firm’s Baltimore office and senior client service partner for the mid-Atlantic region. Mr. Bartlett began his career at Ernst & Young in 1972 until 2012 and has extensive experience in financial services, as well as other industries. Mr. Bartlett earned a B.S. in accounting from West Virginia University and attended the Executive Program at the Kellogg School of Business at Northwestern University. He also earned the designation of certified public accountant. Mr. Bartlett is a member of the board of directors, chair of the audit committee, and a member of the compensation committee of WillScot Mobile Mini Holdings Corp. He is also a member of the board of directors and its audit committee of FTI Consulting, Inc., and a member of the board of directors, lead director, and a member of the audit committee of Zurn Water Solutions Corporation. Mr. Bartlett offers the T. Rowe Price Group Board additional perspective on mergers and acquisitions, and significant accounting and financial reporting experience as well as expertise in the accounting-related rules and regulations of the SEC from his experience as a partner of a multinational audit firm. He has extensive finance knowledge, with a broad range of experience in financing alternatives, including the sale of securities, debt offerings, and syndications.

Mary K. Bush, Director of T. Rowe Price Group. Ms. Bush has been an independent director of Price Group since 2012 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. She has been chair of Bush International, LLC, an advisor to U.S. corporations and foreign governments on international capital markets and strategic business matters, since 1991. Ms. Bush managed global banking and corporate finance relationships from 1971 to 1991 at New York money center banks, including Citibank, Banker’s Trust, and Chase. Ms. Bush earned a B.A. in economics and political science from Fisk University and an M.B.A. from the University of Chicago. Ms. Bush is a member of the board of directors, risk oversight committee, and the chair of the nominating and corporate governance committee of Discover Financial Services, and a member of the board of directors, audit and compensation committees, and chair of the retirement plan committee of ManTech International Corporation. She is also a member of the board of directors and chair of the audit committee for Bloom Energy. Ms. Bush also was a director of the Pioneer Family of Mutual Funds from 1997 to 2012, UAL Corporation from 2006 to 2010, and Marriott International, Inc from 2008 to 2020. Ms. Bush brings to the T. Rowe Price Group Board extensive financial, international and governmental affairs experience, her knowledge of corporate governance and financial oversight gained from her membership on the boards of other public companies, knowledge of public policy matters, and her significant experience in banking and in providing strategic advisory services in the financial and international arenas.

Dina Dublon, Director of T. Rowe Price Group. Ms. Dublon has been an independent director of Price Group since 2019 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. She was the executive vice president and chief financial officer of JPMorgan Chase & Co. from 1998 to 2004. Ms. Dublon previously held numerous positions at JPMorgan Chase & Co. and its predecessor companies, including corporate treasurer, managing director of the financial institutions’ division, and head of asset liability management. Ms. Dublon earned a B.A. in economics and mathematics from Hebrew University of Jerusalem and an M.S. from Carnegie Mellon University. Ms. Dublon has been a member of the board of directors of PepsiCo, Inc., since 2005, where she serves as a member of the sustainability, diversity, and public policy and compensation committees. She previously served as chair of audit committee. She serves as a member of the board of directors of Motive Capital Corp. and Motive Capital Corp. II, where she serves as chair of the audit committee and as a member of the compensation and nominations and governance committees. She also serves as a member of the independent audit quality committee of Ernst & Young USA, since 2020, and on the board of advisors of Columbia University’s Mailman School of Public Health since 2018. From 2002 to 2017, Ms. Dublon served as a director of Accenture PLC; from 2013 to 2018 as a director of Deutsche Bank AG; from 2005 to 2014, as a director of Microsoft Corporation; and from 1999 to 2002, as a director of Hartford Financial Services Group, Inc. She previously served on the faculty of Harvard Business School and on the boards of several non-profit organizations, including the Women’s Refugee Commission and Global Fund for Women. Ms. Dublon brings to the T. Rowe Price Group Board significant governance experience from serving on the boards of global companies, accounting and financial reporting experiences, as well as substantial expertise with respect to the financials sector, mergers and acquisitions, global markets, public policy, and corporate finance gained throughout her career in the financial services industry, particularly her role as executive vice president and chief financial officer of a major financial institution.

Freeman A. Hrabowski, III, Director of T. Rowe Price Group. Dr. Hrabowski has been an independent director of Price Group since 2013 and serves as a chair of the Nominating and Corporate Governance Committee and as a member of the Executive Compensation and Management Development Committee. He has been the president of the University of Maryland, Baltimore County, since 1992. His research and publications focus on science and math education, with special emphasis on minority participation and performance. Dr. Hrabowski is also a leading advocate for greater diversity in higher education. He serves as a consultant to the National Science Foundation, the National Institutes of Health, the National Academies, and universities and school systems nationally. Dr. Hrabowski earned a B.A. in mathematics from Hampton University and an M.A. in mathematics and a Ph.D. in higher education administration and statistics from the University of Illinois at Urbana-Champaign. Dr. Hrabowski is a member of the board of directors and a member of the corporate and governance committee of McCormick & Company, Inc. He also served on the board of Constellation Energy Group, Inc., until 2012. Dr. Hrabowski brings to the T. Rowe Price Group Board valuable strategic and management leadership experience from his role as president of a public university, as well as his extensive knowledge and dedication to greater education and workforce development. He also contributes corporate governance oversight from his experience serving as a director on other public company boards.

Robert F. MacLellan, Director of T. Rowe Price Group. Mr. MacLellan has been an independent director of Price Group since 2010 and serves as chair of the Executive Compensation and Management Development Committee and as a member of the Audit and Executive Committees. He is the nonexecutive chair of Northleaf Capital Partners, an independent global private markets fund manager and advisor. Mr. MacLellan served as chief investment officer of TD Bank Financial Group (TDBFG) from 2003 to 2009, where he was responsible for overseeing the management of investments for its Employee Pension Fund, The Toronto-Dominion Bank, TD Mutual Funds, and TD Capital Group. Earlier in his career, he was managing director of Lancaster Financial Holdings, a merchant banking group acquired by TDBFG in March 1995. Prior to that, Mr. MacLellan was vice president and director at McLeod Young Weir Limited (Scotia McLeod) and a member of the corporate finance department responsible for many corporate underwritings and financial advisory assignments. Mr. MacLellan earned a B.Com. from Carleton University and an M.B.A. from Harvard Business School. He also earned the designation of certified public accountant. Mr. MacLellan is a member of the board of directors and chair of the audit committee of Magna International, Inc., a public company based in Aurora, Ontario. From 2012 to 2018, he was the chair of the board of Yellow Media, Inc., a public company based in Montreal. Mr. MacLellan brings substantial experience and perspective to the T. Rowe Price Group Board with respect to the financial services industry, particularly his expertise with respect to investment-related matters, including those relating to the mutual fund industry and the institutional management of investment funds, based on his tenure as chief investment officer of a major financial institution. He also brings an international perspective to the T. Rowe Price Group Board as well as significant accounting and financial reporting experience.

Eileen P. Rominger, Director of T. Rowe Price Group. Ms. Rominger has been an independent director of Price Group since November 2021 and serves as a member on the Audit Committee and Executive Compensation and Management Development Committee. She was a senior advisor to CamberView Partners, LLC, a provider of investor-led advice for management and boards of public companies on shareholder engagement and corporate governance, from 2013 to 2018. Ms. Rominger also was the director of the Division of Investment Management at the U.S. Securities and Exchange Commission from 2011 to 2012 and the global chief investment officer for Goldman Sachs Asset Management from 2008 to 2011 and a partner from 2004 to 2011. She began her career in 1981 at Oppenheimer Capital, where she worked for 18 years as a securities analyst and then as an equity portfolio manager, serving as a managing director and a member of the executive committee. Ms. Rominger earned a B.A. in English from Fairfield University and an M.B.A. in finance from University of Pennsylvania, The Wharton School. Ms. Rominger served as a member of the board of directors of Swiss Re from 2018 to 2020 and currently serves as a director on several of its subsidiaries. She previously served on the boards of directors of Permal Asset Management, Inc., a private company, from 2012 to 2013 and Oppenheimer Capital LLC from 1981 to 1999. Ms. Rominger is also a member of the board of trustees, vice chair, and chair and member of the HR and executive committees, respectively, of Massachusetts Museum of Contemporary Art and a member of the board of trustees and chair of the finance committee of Jacob’s Pillow Dance Foundation. Ms. Rominger brings a broad range of valuable leadership and investment management experience to the T. Rowe Price Group Board. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, economic, regulatory policy, and women’s issues.

Robert W. Sharps, Director of T. Rowe Price Group. Mr. Sharps has been a director of Price Group since 2021, and is the chief executive officer and president of Price Group. He is the chair of the company’s Executive, Management, and Management Compensation and Development Committees. Rob’s investment experience began in 1996, and he has been with T. Rowe Price since 1997, beginning as an analyst specializing in financial services stocks, including banks, asset managers, and securities brokers, in the U.S. Equity Division. He was the lead portfolio manager of the Institutional Large-Cap Growth Equity Strategy for 15 years until December 2016. In 2016, he stepped down from portfolio management to assume an investment leadership position as co-head of Global Equity, at which time he joined the Management Committee. In 2017, he was named head of Investments and group chief investment officer, which he held until 2021. In February 2021, he became president of Price Group. Prior to T. Rowe Price, he completed an internship as an equity research analyst at Wellington Management. Rob also was employed by KPMG Peat Marwick as a senior management consultant, where he focused on corporate transactions, before leaving to pursue his M.B.A. in 1995. Rob earned a B.S., summa cum laude, in accounting from Towson University and an M.B.A. in finance from the University of Pennsylvania, The Wharton School. He also has earned the Chartered Financial Analyst® designation. During his portfolio management tenure, T. Rowe Price was twice named Large-Cap Growth Equity Manager of the Year by Institutional Investor magazine. Rob currently serves on the Board of the Baltimore Curriculum Project. He previously served on the St. Paul’s School Board of Trustees and was chair of the Investment Committee from July 2015 to June 2020. He also spent six years on Towson University’s College of Business and Economics Alumni Advisory Board. Mr. Sharps brings to the T. Rowe Price Group Board insight into the critical investment component of T. Rowe Price Group’s business based on the leadership roles he has held in the Equity Division of Price Associates and his 24-year career with the Company.

Olympia J. Snowe, Director of T. Rowe Price Group. Ms. Snowe has been an independent director of Price Group since 2013 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. She is chair and chief executive officer of Olympia Snowe, LLC, a policy and communications consulting firm, and a member of the board of directors and senior fellow at the Bipartisan Policy Center. Ms. Snowe served in the U.S. Senate for the state of Maine from 1995 to 2013 and as a member of the U.S. House of Representatives from 1979 to 1995. While in the U.S. Senate, she served as chair and was the ranking member of the Senate Committee on Small Business and Entrepreneurship and served on the Senate Finance Committee. She also served as chair of the Subcommittee on Seapower for the Senate Armed Services Committee and as chair and ranking member of the Ocean and Fisheries Subcommittee. Ms. Snowe earned a B.S. in political science from the University of Maine and has received honorary degrees from many colleges and universities. Ms. Snowe is a member of the board of directors of Synchrony Financial and serves as chair of the nominating and corporate governance committee and a member of the audit committee, as well as a director on the board of Synchrony Bank and member of the audit committee. She previously served on the board of directors of Aetna Inc., a diversified health care benefits company, where she was a member of the audit committee and the medical affairs committee from 2014 to 2018. Ms. Snowe brings a broad range of valuable leadership and public policy experience to the T. Rowe Price Group Board. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, economic, tax and regulatory policy, education, retirement and aging, women’s issues, health care, foreign affairs, and national security.

Robert J. Stevens, Director of T. Rowe Price Group. Mr. Stevens has been an independent director of Price Group since 2019 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. He was the chair, president, and chief executive officer of Lockheed Martin Corporation, an American aerospace, defense, arms, security, and advanced technologies company, from 2005 to 2012 and served as executive chair in 2013. He also served as Lockheed Martin’s chief executive officer from August 2004 through 2012. Previously, Mr. Stevens held a variety of increasingly responsible executive positions with Lockheed Martin, including president and chief operating officer, chief financial officer, and head of strategic planning. Mr. Stevens earned a B.A. in psychology from Slippery Rock University of Pennsylvania, an M.S. in industrial engineering and management from the New York University Tandon School of Engineering, and an M.S. in business from Columbia University. Mr. Stevens is an emeritus director of the boards of directors of the Congressional Medal of Honor Foundation, the Marine Corps Scholarship Foundation, and the Atlantic Council and is a member of the Council on Foreign Relations. From 2002 to 2018, he was the lead independent director of Monsanto Corporation, where he also served as the chair of the nominating and corporate governance committee and a member of the audit committee. Mr. Stevens served as a director of United States Steel Corporation from 2015 to 2018, where he was on the corporate governance and public policy committee and the compensation and organization committee. Mr. Stevens brings to the T. Rowe Price Group Board significant executive management experience. He also adds additional perspective to the T. Rowe Price Group Board regarding financial matters, mergers and acquisitions, strategic leadership, and international operational experience based on his tenure as chief executive officer of a publicly traded, multinational corporation.

Richard Verma, Director of T. Rowe Price Group. Mr. Verma has been an independent director of Price Group since 2018 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. He is the general counsel and head of global public policy at Mastercard Incorporated, an American multinational financial services corporation. Mr. Verma previously served as the vice chair and a partner at The Asia Group, from 2017 to 2020. He served as United States Ambassador to India from 2014 to 2017. Mr. Verma was assistant secretary of state for legislative affairs from 2009 to 2011 and was senior national security advisor to the U.S. Senate majority leader from 2004 to 2007. He also was a partner and senior counselor with Steptoe & Johnson LLP, a global law firm, and is a U.S. Air Force veteran, who served as judge advocate during active duty. Mr. Verma earned a B.S. in industrial engineering from Lehigh University, an L.L.M. in international law from Georgetown University Law Center, a J.D. from American University’s Washington College of Law, and a Ph.D. from Georgetown University. Mr. Verma is a Senior Fellow at Harvard University’s Belfer Center, serves as a trustee at Lehigh University, and is on the board of the National Endowment for Democracy. Mr. Verma brings substantial experience and a global perspective to the T. Rowe Price Group Board with respect to public policy, business, foreign and legislative affairs, strategic leadership, and corporate social responsibility.

Sandra S. Wijnberg, Director of T. Rowe Price Group, Inc. Ms. Wijnberg has been an independent director of Price Group since 2016 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. She was an executive advisor of Aquiline Holdings LLC, a registered investment advisory firm from 2015 to early 2019, where she previously served as a partner and chief administrative officer from 2007 to 2014. Previously, Ms. Wijnberg served as the senior vice president and chief financial officer of Marsh & McLennan Companies, Inc., and was treasurer and interim chief financial officer of YUM! Brands, Inc. Prior to that she held financial positions with PepsiCo, Inc., and worked in investment banking at Morgan Stanley. In addition, from 2014 through 2015, Ms. Wijnberg was deputy head of mission for the Office of the Quartet, a development project under the auspices of the United Nations. Ms. Wijnberg earned a B.A. in English literature from the University of California, Los Angeles, and an M.B.A. from the University of Southern California’s Marshall School of Business, for which she is a member of the board of leaders. Ms. Wijnberg is a member of the board of directors, chair of the audit committee, and member of the nominating and corporate governance committee of Automatic Data Processing, Inc. She is a member of the board of directors, chair of the audit committee, and a member of the finance committee of Cognizant Technology Solutions Corp. She is a member of the board of directors, the chair of the audit committee, and member of the nominating and corporate governance committee of Hippo Holdings Inc.. From 2003 to 2016, Ms. Wijnberg served on the board of directors of Tyco International, PLC, and from 2007 to 2009, she served on the board of directors of TE Connectivity, Inc. She is also a director of Seeds of Peace and is a trustee of the John Simon Guggenheim Memorial Foundation. Ms. Wijnberg brings to the T. Rowe Price Group Board a global perspective along with substantial financials sector, corporate finance, and management experience, based on her roles at Aquiline Capital Partners, Marsh & McLellan, and YUM! Brands, Inc.

Alan D. Wilson, Director of T. Rowe Price Group. Mr. Wilson has been an independent director of Price Group since 2015 and serves as a member of the Executive Committee, the Executive Compensation and Management Development Committee, and the Nominating and Corporate Governance Committee and is also the lead independent director of the Board. He was executive chair of McCormick & Company, Inc., a global leader in flavor, seasonings and spices, and held many executive management roles, including chair, president, and chief executive officer from 2008 to 2016. Mr. Wilson earned a B.S. in communications from the University of Tennessee. He attended school on a R.O.T.C. scholarship and, following college, served as a U.S. Army captain, with tours in the United States, United Kingdom, and Germany. Mr. Wilson is the non-executive chair and a member of the board of directors of Westrock Company and is the chair of the nominating and corporate governance committee and a member of the finance and executive committees. He also chairs the board of visitors of University of Maryland, Baltimore County, and previously served on the University of Tennessee’s board of trustees and the University of Tennessee’s Business School advisory board. Mr. Wilson brings to the T. Rowe Price Group Board significant executive management experience, having led a publicly traded, multinational company. He also adds additional perspective regarding matters relating to general management, strategic leadership, and financial matters.

The following are directors or executive officers of T. Rowe Price Group and/or the investment advisers to the Price Funds:

Name	Company Name	Position Held With Company
Philippe Ayral	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Emma Beal	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
	T. Rowe Price (Switzerland) GmbH	Authorized Signer
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Director
Vice President
Assistant Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price UK Limited	Director
Vice President
Authorized Signer
Riki Chao	T. Rowe Price Hong Kong Limited	Chief Compliance Officer
Vice President
	T. Rowe Price Singapore Private Ltd	Chief Compliance Officer
Archibald Ciganer Albeniz	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Graeme de Moor	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Singapore Private Ltd.	Director
Kuniaki Doi	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President

Name	Company Name	Position Held With Company
Céline Dufétel	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price Group, Inc.	Chief Financial Officer
Chief Operating Officer
Vice President
Treasurer
	T. Rowe Price International Ltd	Director
	T. Rowe Price Investment Management, Inc.	Director
Treasurer
	T. Rowe Price Investment Services, Inc.	Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Vice President
	T. Rowe Price Services, Inc.	Vice President
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price UK Limited	Vice President
	TRP Colorado Springs, LLC	President
	TRP Office Florida, LLC	President
	TRP Suburban, Inc.	President
	TRP Suburban Second, Inc.	President
	TRPH Corporation	Director
President
Anthony Gallo	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Chief Risk Officer
Vice President
John R. Gilner	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price Advisory Services, Inc.	Vice President
	T. Rowe Price Associates, Inc.	Chief Compliance Officer
Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Vice President
Darren R. Hall	T. Rowe Price Australia Limited	Director
Vice President
	T. Rowe Price Group, Inc.	Vice President
Robert Charles Trant Higginbotham	T. Rowe Price (Luxembourg) Management SÀRL	Chairman of the Board
Chief Executive Officer
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price International Ltd	Chairman of the Board
Chief Executive Officer
President
Naoyuki Honda	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Company’s Representative
Vice President
Randall Spero Jenneke	T. Rowe Price Australia Limited	Director
Vice President
	T. Rowe Price Group, Inc.	Vice President
Yasuo Miyajima	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Christopher C. Newman	T. Rowe Price (Canada), Inc.	Chairman of the Board
President
	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Director
Vice President
Sridhar Nishtala	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Singapore Private Ltd.	Director
Vice President

Name	Company Name	Position Held With Company
David Oestreicher	T. Rowe Price (Canada), Inc.	Vice President
Secretary
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
Secretary
Authorized Signer
	T. Rowe Price Advisory Services, Inc.	Director
Secretary
	T. Rowe Price Associates, Inc.	Director
Vice President
Secretary
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	General Counsel
Vice President
Secretary
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Vice President
Secretary
	T. Rowe Price Investment Management, Inc.	Director
Secretary
	T. Rowe Price Investment Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Japan, Inc.	Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price Trust Company	Director
Chairman of the Board
Chief Executive Officer
President
Secretary
	T. Rowe Price UK Limited	Vice President
Secretary
Authorized Signer
	TRP Colorado Springs, LLC	Secretary
	TRP Office Florida, LLC	Secretary
	TRP Suburban, Inc.	Secretary
	TRP Suburban Second, Inc.	Secretary
	TRPH Corporation	Director
Vice President
Secretary
Robert W. Sharps	T. Rowe Price Associates, Inc.	Director
Vice President
	T. Rowe Price Group, Inc.	President
	T. Rowe Price Investment Management, Inc.	Director
	T. Rowe Price Trust Company	Vice President
William J. Stromberg	T. Rowe Price Associates, Inc.	Director
Chairman of the Board
President
	T. Rowe Price Group, Inc.	Director
Chairman of the Board
Chief Executive Officer
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Investment Management, Inc.	Director
Justin Thomson	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
	T. Rowe Price International Ltd	Director
Vice President
Christine Po Kwan To	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer
Nick Trueman	T. Rowe Price Australia Limited	Director
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Japan, Inc.	Director
	T. Rowe Price Singapore Private Ltd.	Director
Chief Executive Officer
Hiroshi Watanabe	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President

Name	Company Name	Position Held With Company
Ernest C. Yeung	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer

Certain directors and officers of T. Rowe Price Group and T. Rowe Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

Towle & Co

Towle & Co ("Towle") is a Sub-Adviser for the Registrant's World Select Equity Fund. The principal business address of Towle is 50 S. Steele St. Ste. 1000, Denver, CO 80209. Towle is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Cari Hopfensperger Chief Compliance Officer	ACA Global 103 Bradford Road – Suite 200 Wexford, PA 15090	Employed by ACA Global (formerly Foreside Financial Group) as a Director.
Christopher D. Towle, President, CEO and Portfolio Manager	Towle Fund Management, LLC 50 S. Steele St. Ste. 1000 Denver, CO 80209	Managing Member of Towle Fund Management, LLC, which is the General Partner of a private investment vehicle advised by the Investment Adviser
James M. Shields Head of Private Funds & Portfolio Manager	Towle Fund Management, LLC. 50 S. Steele St. Ste. 1000 Denver, CO 80209	Member of Towle Fund Management, LLC, which is the General Partner of a private investment vehicle advised by the Investment Advisor

WCM Investment Management, LLC

WCM Investment Management, LLC ("WCM") is a Sub-Adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of WCM is 281 Brooks Street, Laguna Beach, California 92651. WCM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, Officer or partner of WCM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, Officer, employee, partner or trustee

Wellington Management Company LLP

Wellington Management Company LLP ("Wellington Management") is a Sub-Adviser for the Registrant's Opportunistic Income and Ultra Short Duration Bond Funds. The principal business address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, Officer, employee, partner or trustee.

Western Asset Management Company, LLC

Western Asset Management Company, LLC ("Western Asset") is a Sub-Adviser for the Registrant's Core Fixed Income Fund. The principal business address of Western Asset is 385 East Colorado Boulevard, 6th Floor, Pasadena, California 91101.

Western Asset is a direct wholly-owned subsidiary of Franklin Resources, Inc (“Resources”) and is registered as an investment adviser under the Advisers Act.

During the last two fiscal years, the directors and officers of Western Asset have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries, and/or other Resources sponsored investment companies.

Western Asset Management Company Limited

Western Asset Management Company Limited ("Western Asset Limited") is a Sub-Adviser for the Registrant's Core Fixed Income Fund. The principal business address is 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom.

Western Asset Limited is a direct wholly-owned subsidiary of Franklin Resources, Inc (“Resources”) and is registered as an investment adviser under the Advisers Act.

During the last two fiscal years, the directors and officers of Western Asset Limited have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries, and/or other Resources sponsored investment companies.

Item 32. Principal Underwriter.

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for: SEI

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II, Ltd.	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund, Ltd.	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund, LP	January 1, 2011
New Covenant Funds	March 23, 2012
NexPoint Funds I (f/k/a Highland Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2014
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund, LP	June 30, 2015
Gallery Trust	January 8, 2016
City National Rochdale Select Strategies Fund	March 1, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019
SEI Vista Fund, Ltd.	January 20, 2021
Delaware Wilshire Private Markets Fund	March 22, 2021
Catholic Responsible Investments Funds	November 17, 2021
SEI Exchange Traded Funds	May 18, 2022
SEI Global Private Assets VI, L.P.	July 29, 2022

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee
Paul F. Klauder	Director	—
Wayne M. Withrow	Director, President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	—
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
Donald Duncan	Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer and Privacy Officer
John C. Munch	General Counsel & Secretary	—
John P. Coary	Vice President & Assistant Secretary	—
William M. Martin	Vice President	—
Christopher Rowan	Vice President	—
Judith A. Rager	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

(c)  Not applicable.

Item 33. Location of Accounts and Records:

Books or other documents required to be maintained by Section  31(a)  of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the off ices of Registrant's Custodians:

U.S. Bank National Association

425 Walnut Street

Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109-3661

(b)/(c)  With respect to Rules  31a-1(a); 31a-1(b)(1),(4); (2)(C)  and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the off ices of Registrant's administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(c)  With respect to Rules 31a-1(b)(5),(6),(9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal off ices of the Registrant's Money Managers:

SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Acadian Asset Management LLC

260 Franklin Street

Boston, Massachusetts 02109

AllianceBernstein L.P.

150 4th Avenue North

Nashville, Tennessee, 37219.

Allspring Global Investments, LLC

525 Market Street

12th Floor

San Francisco, California 94105

Ares Capital Management II LLC

2000 Avenue of the Stars

12th Floor

Los Angeles, California 90067

ArrowMark Colorado Holdings, LLC

100 Fillmore Street, Suite 325

Denver, Colorado 80206

AS Trigon Asset Management

Parnu Mnt 18

Tallinn, Estonia 10141

Axiom Investors LLC

33 Benedict Place

2nd Floor

Greenwich, Connecticut 06830

Benefit Street Partners L.L.C.

9 West 57th Street, Suite 4920

New York, New York 10019

Brigade Capital Management, LP

399 Park Avenue

16th Floor

New York, New York 10022

Cardinal Capital Management, L.L.C.

Four Greenwich Office Park

Greenwich, Connecticut 06831

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, California 90025

Ceredex Value Advisors LLC

301 East Pine Street

Suite 500

Orlando, Florida 32801

Coho Partners, Ltd.

300 Berwyn Park, 801 Cassatt Road

Suite 100

Berwyn, Pennsylvania 19312

Colchester Global Investors Ltd

Heathcoat House

20 Savile Row

London, United Kingdom W1S 3PR

Copeland Capital Management, LLC

161 Washington Street, Suite 1325

Conshohocken, Pennsylvania 19428

Cullen Capital Management LLC

645 5th Avenue

Suite 1201

New York, New York 10022

Delaware Investments Fund Advisers, a series of Macquarie Asset Management

Business Trust

610 Market Street

Philadelphia, Pennsylvania 19106

EAM Investors, LLC

215 Highway 101

Suite 216

Solana Beach, California 92075

Easterly Investment Partners LLC

138 Conant Street

Beverly, Massachusetts 01915

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, California 94403-1906

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, New York 10004

Income Research & Management

100 Federal Street

30th Floor

Boston, Massachusetts 02110

Jackson Creek Investment Advisors LLC

115 Wilcox Street

Suite 220

Castle Rock, Colorado 80104

Jennison Associates LLC

466 Lexington Avenue

New York, New York 10017

JOHCM (USA) Inc.

53 State Street

Suite 1302, 13th Floor

Boston, Massachusetts 02109

J.P. Morgan Investment Management Inc.

383 Madison Avenue

New York, New York 10179

KBI Global Investors (North America) Ltd

3rd Floor

2 Harbourmaster Place

IFSC

Dublin 1, Ireland

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

Leeward Investments, LLC

201 Washington Street

29th Floor

Boston, Massachusetts 02108

Legal & General Investment Management America Inc.

71 S. Wacker Drive

Chicago, Illinois 60606

Los Angeles Capital Management LLC

11150 Santa Monica Blvd.

Suite 200,

Los Angeles, CA 90025

LSV Asset Management

155 N. Wacker Drive

Chicago, Illinois 60606

Mackenzie Investments Corporation

Two International Place

Suite 2320

Boston, Massachusetts 02110

Manulife Investment Management (US) LLC

197 Clarendon Street

Boston, Massachusetts 02116

Mar Vista Investment Partners, LLC

11150 Santa Monica Blvd.

Suite 320

Los Angeles, CA 90025

Marathon Asset Management, L.P.

One Bryant Park

38th Floor

New York, New York 10036

Martingale Asset Management, L.P.

888 Boylston Street

Suite 1400

Boston, Massachusetts 02199

MetLife Investment Management, LLC

One MetLife Way

Whippany, New Jersey 07981

Metropole Gestion SA

12 boulevard de la Madeleine

Paris, France, 75009

Metropolitan West Asset Management, LLC

865 S. Figueroa Street, Suite 1800

Los Angeles, California 90017

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

Ninety One UK Ltd.

55 Gresham Street

London

EC2V 7EL

Poplar Forest Capital LLC

225 S. Lake Avenue

Suite 950

Pasadena, CA 91101

Rhicon Currency Management Pte Ltd

49 Duxton Road,

#02-01, Singapore, 089513

Robeco Institutional Asset Management US Inc.

230 Park Avenue, Suite 3330

New York, NY 10169

RWC Asset Advisors (US) LLC

2640 S. Bayshore Drive

Suite 201

Miami, Florida 33133

Sompo Asset Management Co., Ltd.

Kyoritsu Nihonbashi Bldg., 2-2-16

Nihonbashi, Chuo-ku, Tokyo, Japan 1030027

SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC

31 West 52nd Street

16th Floor

New York, New York 10019

T. Rowe Price Associates, Inc.

100 E. Pratt St.

Baltimore, MD 21202

Towle & Co

50 S. Steele St.

Suite 1000

Denver, CO 80209

WCM Investment Management, LLC

281 Brooks Street

Laguna Beach, California 92651-2974

Wellington Management Company LLP

280 Congress Street

Boston, Massachusetts 02210

Western Asset Management Company

385 East Colorado Boulevard

6th Floor

Pasadena, California 91101

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London EC2A 2EN, United Kingdom

Item 34. Management Services:

None.

Item 35. Undertakings:

None.

NOTICE

A copy of the Agreement and Declaration of Trust of SEI Institutional Investments Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, Officers or Shareholders individually, but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 115 to Registration Statement No. 033-58041 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of July, 2023.

SEI INSTITUTIONAL INVESTMENTS TRUST

By:	/S/ ROBERT A. NESHER
Robert A. Nesher
Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee	July 28, 2023
William M. Doran

*	Trustee	July 28, 2023
Nina Lesavoy

*	Trustee	July 28, 2023
James M. Williams

*	Trustee	July 28, 2023
Hubert L. Harris, Jr.

*	Trustee	July 28, 2023
Susan C. Cote

*	Trustee	July 28, 2023
James B. Taylor

*	Trustee	July 28, 2023
Christine Reynolds

*	Trustee	July 28, 2023
Thomas Melendez

/S/ ROBERT A. NESHER	Trustee, President & Chief Executive Officer	July 28, 2023
Robert A. Nesher

/s/ GLENN R. KURDZIEL	Assistant Controller	July 28, 2023
Glenn R. Kurdziel

*By:	/S/ ROBERT A. NESHER
Robert A. Nesher
Attorney-in-Fact

EXHIBIT INDEX
Exhibit Number	Description
EX-99.B(d)(2)	Amended Schedule B, as last revised July 1, 2023, to the Investment Advisory Agreement, dated June 14, 1996, between the Trust and SIMC
EX-99.B(d)(44)	Investment Sub-Advisory Agreement, dated September 8, 2022, between SIMC and Jupiter Asset Management Limited with respect to the World Equity Ex-US Fund
EX.B(d)(47)	Amended Schedule A and B, as last revised June 22, 2023, to the Sub-Advisory Agreement, dated December 14, 2020, between SIMC and Lazard Asset Management LLC with respect to the World Equity Ex-US, Screened World Equity Ex-US and World Select Equity Funds
EX-99.B(d)(77)	Investment Sub-Advisory Agreement, dated September 8, 2022, between SIMC and Pzena Investment Management, LLC with respect to the World Equity Ex-US Fund
EX-99.B(p)(32)	The Code of Ethics for Jupiter Asset Management Limited, dated August 24, 2022
EX-99.B(p)(50)	The Code of Ethics for Pzena Investment Management, revised as of March 2023